Money Market Funds

FUND/CLASS	A	C	ADMINISTRATOR	INSTITUTIONAL	PREMIER	SELECT	SERVICE	SWEEP	TRIBAL INCLUSION	ROBERTS & RYAN
Allspring Government Money Market Fund	WFGXX	-	WGAXX	GVIXX	-	WFFXX	NWGXX	N/A	AGTXX	RNRXX
Allspring Money Market Fund	STGXX	N/A1	-	-	WMPXX	-	WMOXX	-	-	-
Allspring National Tax-Free Money Market Fund	-	-	WNTXX	-	WFNXX	-	MMIXX	-	-	-
Allspring Treasury Plus Money Market Fund	PIVXX	-	WTPXX	PISXX	-	WTLXX	PRVXX	-	-	RRTXX
Allspring 100% Treasury Money Market Fund	-	-	WTRXX	WOTXX	-	-	NWTXX	-	-	RRAXX
1.	Class C is closed.

Statement of Additional Information

June 1, 2026

Allspring Funds Trust (the “Trust”) is an open-end, management investment company. This Statement of Additional Information (“SAI”) contains additional information about the above referenced series of the Trust in the Allspring family of funds (each, a “Fund” and collectively, the “Funds”).

This SAI is not a prospectus and should be read in conjunction with the Funds’ Prospectus (the “Prospectus”) dated June 1, 2026. The audited financial statements for the Funds, which include the portfolios of investments and report of the independent registered public accounting firm for the fiscal year ended  January 31, 2026, are hereby incorporated by reference to the Funds’ Form N-CSR filing  dated as of January 31, 2026. The Prospectus and N-CSR filings, as well as the Funds’ annual and semi-annual reports may be obtained free of charge by visiting www.allspringglobal.com, calling 1-800-222-8222 or writing to Allspring Funds, P.O. Box 219967, Kansas City, MO 64121-9967.

SAI0450 06-26

HISTORICAL FUND INFORMATION

The Trust was organized as a Delaware statutory trust on March 10, 1999. On March 25, 1999, the Board of Trustees of Norwest Advantage Funds (“Norwest”), the Board of Directors of Stagecoach Funds, Inc. (“Stagecoach”) and the Board of Trustees of the Trust (the “Board”), approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Norwest and Stagecoach portfolios to certain Funds of the Trust (the “Reorganization”). Prior to November 5, 1999, the effective date of the Reorganization, the  Trust had only nominal assets.

On December 16, 2002, the Boards of Trustees of The Montgomery Funds and The Montgomery Funds II (collectively, “Montgomery”) approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Montgomery portfolios into various Funds of the Trust. The effective date of the reorganization was June 9, 2003.

On February 3, 2004, the Board, and on February 18, 2004, the Board of Trustees of The Advisors’ Inner Circle Fund (“AIC Trust”), approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor AIC Trust portfolios into various Funds of the Trust. The effective date of the reorganization was July 26, 2004.

In August and September 2004, the Boards of Directors of the Strong family of funds (“Strong”) and the Board approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Strong mutual funds into various Funds of the Trust. The effective date of the reorganization was April 8, 2005.

On December 30, 2009, the Board of Trustees of Evergreen Funds (“Evergreen”), and on January 11, 2010, the Board, approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Evergreen portfolios and Wells Fargo Advantage Funds portfolios to certain Funds of the Trust. The effective date of the reorganization was July 12, 2010 for certain Evergreen Funds, and July 19, 2010 for the remainder of the Evergreen Funds.

On December 15, 2015, the Wells Fargo Advantage Funds changed its name to the Wells Fargo Funds.

On December 6, 2021, the Wells Fargo Funds changed its name to the Allspring Funds.

The Government Money Market Fund,  a diversified fund,  commenced operations on November 8, 1999 as successor to the Government Money Market Fund of Stagecoach and the U.S. Government Fund of Norwest. The predecessor Norwest U.S. Government Fund, which is considered the surviving entity for accounting purposes, commenced operations on November 16, 1987.

The  Money Market Fund, a diversified fund,  commenced operations on November 8, 1999 as successor to the Class A shares of the Prime Money Market Fund of Stagecoach, the Money Market Fund of Stagecoach and the Ready Cash Investment Fund of Norwest. The predecessor Stagecoach Money Market Fund, which is considered the surviving entity for accounting purposes, commenced operations on July 1, 1992.

The  National Tax-Free Money Market Fund, a diversified fund,  commenced operations on November 8, 1999 as successor to the Institutional Class shares of the National Tax-Free Money Market Fund of Stagecoach and the Service Class shares of the Municipal Money Market Fund of Norwest. The predecessor Norwest Municipal Money Market Fund, which is considered the surviving entity for accounting purposes, commenced operations on January 7, 1988. The Fund changed its name from the National Tax-Free Institutional Money Market Fund to the National Tax-Free Money Market Fund effective July 28, 2003.

The Treasury Plus Money Market Fund, a diversified fund, commenced operations on November 8, 1999 as successor to the Administrative, Service and Institutional Class shares of the Treasury Plus Money Market Fund of Stagecoach and the Service Class shares of the Treasury Plus Fund of Norwest. The predecessor Stagecoach Treasury Plus Money Market Fund, which is considered the surviving entity for accounting purposes, commenced operations on October 1, 1985. The Fund changed its name from the Treasury Plus Institutional Money Market Fund to the Treasury Plus Money Market Fund effective July 28, 2003.

The 100% Treasury Money Market Fund, a diversified fund, commenced operations on November 8, 1999 as successor to the Treasury Fund of Norwest. The predecessor Norwest Treasury Fund was originally organized as a fund of Norwest and commenced operations on December 3, 1990.

FUND INVESTMENT POLICIES AND RISKS

Fundamental Investment Policies

Each Fund has adopted the following fundamental investment policies; that is, they may not be changed without approval by the holders of a majority (as defined under the Investment Company Act of 1940, as amended (the “1940 Act”) of the outstanding voting securities of each Fund.

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The Funds may not:

(1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Fund’s investments in that industry would equal or exceed 25% of the current value of the Fund’s total assets, provided that this restriction does not limit a Fund’s: (i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (iii) investments in municipal securities (for the purpose of this restriction, private activity bonds and notes shall not be deemed municipal securities if the payments of principal and interest on such bonds or notes is the ultimate responsibility of nongovernment issuers), (iv) investments in repurchase agreements; provided further that each Fund reserves freedom of action to concentrate in the obligations of domestic banks (as such term is interpreted by the Securities and Exchange Commission (the “SEC”)) or its staff); and provided further that   the National Tax-Free Money Market Fund (a) may invest 25% or more of the current value of its total assets in private activity bonds or notes that are the ultimate responsibility of non-government issuers conducting their principal business activity in the same industry and (b) may invest 25% or more of the current value of its total assets in securities whose issuers are located in the same state or securities the interest and principal on which are paid from revenues of similar type projects;

(2) purchase securities of any issuer if, as a result, with respect to 75% of a Fund’s total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Fund’s ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Fund’s investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies;

(3) borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder;

(4) issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder;

(5) make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of a Fund’s total assets. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;

(6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund’s investment program may be deemed to be an underwriting;

(7) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(8) purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments;

(9) with respect to the National Tax-Free Money Market Fund, invest less than 80% of net assets plus investment borrowings, under normal circumstances, in investments the income from which is exempt from federal income tax (including federal AMT).

Non-Fundamental Investment Policies

Each Fund has adopted the following non-fundamental policies; that is, they may be changed by the Trustees at any time without approval of such Fund’s shareholders.

(1) Each Fund may invest in shares of other investment companies to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder, provided however, that no Fund that has knowledge that its shares are purchased by another investment company investor pursuant to Section 12(d)(1)(G) of the 1940 Act will acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

(2) Each Fund may not invest or hold more than 5% of the Fund’s net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

(3) Each Fund may lend securities from its portfolio to approved brokers, dealers and financial institutions, to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder, which currently limit such activities to one-third of the value of a Fund’s total assets (including the value of the collateral received). Any such loans of portfolio securities will be fully collateralized based on values that are marked-to-market daily.

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(4) Each Fund may not make investments for the purpose of exercising control or management, provided that this restriction does not limit a Fund’s investments in securities of other investment companies or investments in entities created under the laws of foreign countries to facilitate investment in securities of that country.

(5) Each Fund may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions).

(6) Each Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales “against the box”), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

(7) Each Fund that is subject to Rule 35d-1 (the “Names Rule”) under the 1940 Act, and that has a non-fundamental policy or policies in place to comply with the Names Rule, has adopted the following policy:

Shareholders will receive at least 60 days notice of any change to a Fund’s non-fundamental policy complying with the Names Rule. The notice will be provided in plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type: “Important Notice Regarding Change in Investment Policy.” This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered. The investment policy of the Government Money Market Fund, the Treasury Plus Money Market Fund and the 100% Treasury Money Market Fund concerning “80% of the Fund’s net assets” may be changed by the Board of Trustees without shareholder approval, but shareholders would be given at least 60 days’ notice. The investment policy of the National Tax-Free Money Market Fund concerning “80% of the Fund’s net assets” may only be changed with shareholder approval.

Further Explanation of Investment Policies

Notwithstanding the foregoing policies, any other investment companies in which the Funds may invest have adopted their own investment policies, which may be more or less restrictive than those listed above, thereby allowing the Funds to participate in certain investment strategies indirectly that are prohibited under the fundamental and non-fundamental investment policies listed above.

With respect to the exclusion of investments in other investment companies from the fundamental investment policy regarding concentration, Allspring Funds Management will use reasonable efforts to consider the amount of any one industry represented by the investments held in other investment companies when monitoring a Fund’s compliance with its fundamental investment policy regarding industry concentration.

Permitted Investment Activities and Certain Associated Risks

Set forth below are descriptions of permitted investment activities for the Funds and certain of their associated risks. The activities are organized into various categories. To the extent that an activity overlaps two or more categories, the activity is referenced only once in this section. Not all of the Funds participate in all of the investment activities described below. In addition, with respect to any particular Fund, to the extent that an investment activity is described in such Fund’s Prospectus as being part of its principal investment strategy, the information provided below regarding such investment activity is intended to supplement, but not supersede, the information contained in the Prospectus, and the Fund may engage in such investment activity in accordance with the limitations set forth in the Prospectus. To the extent an investment activity is described in this SAI that is not referenced in the Prospectus, a Fund under normal circumstances will not engage in such investment activity with more than 15% of its assets unless otherwise specified below. Unless otherwise noted or required by applicable law, the percentage limitations included in this SAI apply at the time of purchase of a security.

For purposes of monitoring the investment policies and restrictions of the Funds (with the exception of the loans of portfolio securities policy described below), the amount of any securities lending collateral held by a Fund will be excluded in calculating total assets.

The Funds invest exclusively in money market instruments, which are high quality, short-term investments that provide short-term funds to businesses, financial institutions and governments. Common money market instruments include U.S. Government obligations, bank obligations, corporate bonds, commercial paper, municipal securities, asset- and mortgage-backed securities, and repurchase agreements. Please note that not all securities that fall within the categories of permitted investment activities set forth below qualify as money market instruments, and the Funds are not permitted to purchase such securities unless they so qualify. In the event a money market security held by a Fund ceases to be an “Eligible Security” (as defined in Rule 2a-7 under the 1940 Act) or no longer presents minimal credit risks, immediate sale of such security is not required, provided that the Board has determined that disposal of the portfolio security would not be in the best interests of the Fund.

DEBT SECURITIES

Debt securities include bonds, corporate debt securities and similar instruments, issued by various U.S. and non-U.S. public- or private-sector entities. The issuer of a debt security has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the debt security’s face value) periodically or on a specified maturity date. An issuer may have the right to redeem or “call” a debt security before maturity, in which case the investor may

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have to reinvest the proceeds at lower market rates. The value of fixed-rate debt securities will tend to fall when interest rates rise, and rise when interest rates fall. The values of “floating-rate” or “variable-rate” debt securities, on the other hand, fluctuate much less in response to market interest-rate movements than the value of fixed-rate debt securities. Debt securities may be senior or subordinated obligations. Senior obligations, including certain bonds and corporate debt securities, generally have the first claim on a corporation’s earnings and assets and, in the event of liquidation, are paid before subordinated debt. Debt securities may be unsecured (backed only by the issuer’s general creditworthiness) or secured (also backed by specified collateral).

Debt securities are interest-bearing investments that promise a stable stream of income; however, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Longer-term securities are affected to a greater extent by changes in interest rates than shorter-term securities. The values of debt securities also may be affected by changes in the credit rating or financial condition of the issuing entities. Investing in debt securities is subject to certain risks including, among others, credit and interest rate risk, as more fully described in this section.

Interest rate risk refers to the possibility that interest rates will change over time. When interest rates rise, the value of debt securities tends to fall. The longer the terms of the debt securities held by a Fund, the more the Fund is subject to this risk. If interest rates decline, interest that the Fund is able to earn on its investments in debt securities may also decline, which could cause the Fund to reduce the dividends it pays to shareholders, but the value of those securities may increase.

A Fund may face a heightened level of interest rate risk during periods when short-term or long-term interest rates rise sharply or in an unanticipated manner. Such interest rates increases may have unpredictable effects on the market and the Fund’s investments, which could cause the Fund to lose money.

Very low or negative interest rates may magnify interest rate risk. Certain countries have at times experienced negative interest rates on deposits and debt instruments have traded at negative yields. A negative interest rate policy is an unconventional central bank monetary policy tool where nominal target interest rates are set with a negative value (i.e., below zero percent) intended to help create self-sustaining growth in the local economy. The prevalence of negatives interest rates may increase or decrease in the future. To the extent a Fund has a bank deposit or holds a debt instrument with a negative interest rate to maturity, the Fund would generate a negative return on that investment. While negative yields can be expected to reduce demand for fixed-income investments trading at a negative interest rate, investors may be willing to continue to purchase such investments for a number of reasons including, but not limited to, price insensitivity, arbitrage opportunities across fixed-income markets or rules-based investment strategies. If negative interest rates become more prevalent in the market, it is expected that investors will seek to reallocate assets to other income-producing assets such as investment grade and high-yield debt instruments, or equity investments that pay a dividend. This increased demand for higher yielding assets may cause the price of such instruments to rise while triggering a corresponding decrease in yield and the value of debt instruments over time.

A Fund may purchase instruments that are not rated if, as determined by the Fund’s sub-adviser, such obligations present minimal credit risk.

Certain of the debt obligations a Fund may purchase (including certificates of participation, commercial paper and other short-term obligations) may be backed by a letter of credit from a bank or insurance company. A letter of credit guarantees that payment to a lender will be received on time and for the correct amount, and is typically unconditional and irrevocable. In the event that the indebted party is unable to make payment on the debt obligation, the bank or insurance company will be required to cover the full or remaining amount of the debt obligation.

Corporate debt securities are long and short term fixed-income securities typically issued by businesses to finance their operations. The issuer of a corporate debt security has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal periodically or on a specified maturity date. The rate of interest on a corporate debt security may be fixed, floating, or variable, and could vary directly or inversely with respect to a reference rate. An issuer may have the right to redeem or “call” a corporate debt security before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. The value of fixed-rate corporate debt securities will tend to fall when interest rates rise and rise when interest rates fall. Senior obligations generally have the first claim on a corporation’s earnings and assets and, in the event of liquidation, are paid before subordinated debt. Corporate debt securities may be unsecured (backed only by the issuer’s general creditworthiness) or secured (also backed by specified collateral). Because of the wide range of types and maturities of corporate debt securities, as well as the range of creditworthiness of issuers, corporate debt securities can have widely varying risk/return profiles.

Adjustable Rate Obligations. Adjustable rate obligations include demand notes, medium term notes, bonds, commercial paper, and certificates of participation in such instruments. The interest rate on adjustable rate obligations may be floating or variable. For certain adjustable-rate obligations, the rate rises and declines based on the movement of a reference index of interest rates and is adjusted periodically according to a specified formula.

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Adjustable-rate securities generally are less sensitive to interest rate changes, but may lose value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, adjustable-rate securities generally will not increase in value if interest rates decline. When a Fund holds adjustable-rate securities, a reduction in market or reference interest rates will reduce the income received from such securities.

Adjustable-rate obligations include floating- and variable-rate obligations. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals, while the interest rate on floating-rate obligations is adjusted when the rate on the underlying index changes. These obligations typically have long-stated maturities and may have a conditional or unconditional demand feature that permits the holder to demand payment of principal at any time or at specified intervals. Variable-rate demand notes also include master demand notes that are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The borrower may have a right, after a given period, to prepay at its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days’ notice to the holders of such obligations. For more information, refer to “Variable Amount Master Demand Notes.”

Some adjustable rate obligations may be secured by letters of credit or other credit support arrangements provided by banks. Such credit support arrangements often include unconditional and irrevocable letters of credit that are issued by a third party, usually a bank, which assumes the obligation for payment of principal and interest in the event of default by the issuer. Letters of credit are designed to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying variable rate demand obligation should default. Some variable rate obligations feature other credit enhancements, such as standby bond purchase agreements (“SBPAs”). A SBPA can feature a liquidity facility that is designed to provide funding for the purchase price of variable rate obligations that fail to be remarketed. The liquidity facility provider is obligated solely to advance funds for the purchase of tendered variable rate bonds that fail to be remarketed and does not guarantee the repayment of principal or interest. The liquidity facility provider’s obligations under the SBPA are subject to conditions, including the continued creditworthiness of the underlying borrower or issuer, and the facility may terminate upon the occurrence of certain events of default or at the expiration of its term. In addition, a liquidity facility provider may fail to perform its obligations.

A Fund may be unable to timely dispose of a variable rate obligation if the issuer defaults and the letter of credit or liquidity facility provider fails to perform its obligations or the facility otherwise terminates and a successor letter of credit or liquidity provider is not immediately obtained. The potential adverse impact to a Fund resulting from the inability of a letter of credit or liquidity facility provider to meet its obligations could be magnified to the extent the provider also furnishes credit support for other variable-rate obligations held by the Fund.

In the case of adjustable-rate securities that are not subject to a demand feature, a Fund is reliant on the secondary market for liquidity. In addition, there generally is no established secondary market for master demand notes because they are direct lending arrangements between the lender and borrower. Accordingly, where these obligations are not secured by letters of credit, SBPAs or other credit support arrangements, a Fund is dependent on the ability of the borrower to pay principal and interest in accordance with the terms of the obligations. The failure by a Fund to receive scheduled interest or principal payments on a loan would adversely affect the income of the Fund and would likely reduce the value of its assets, which would be reflected in a reduction in the Fund’s NAV.

Adjustable-rate obligations may or may not be rated by nationally recognized statistical ratings organizations (e.g., Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Rating Group (“S&P”), or Fitch Investors Service, Inc. (“Fitch”)). Adjustable-rate obligations are subject to credit and other risks generally associated with debt securities.

Asset-Backed Securities. Asset-backed securities are securities that are secured or “backed” by pools of various types of assets on which cash payments are due at fixed intervals over set periods of time. Asset-backed securities are created in a process called securitization. In a securitization transaction, an originator of loans or an owner of accounts receivable of a certain type of asset class sells such underlying assets to a special purpose entity, so that there is no recourse to such originator or owner. Payments of principal and interest on asset-backed securities typically are tied to payments made on the pool of underlying assets in the related securitization. Such payments on the underlying assets are effectively “passed through” to the asset-backed security holders on a monthly or other regular, periodic basis. The level of seniority of a particular asset-backed security will determine the priority in which the holder of such asset-backed security is paid, relative to other security holders and parties in such securitization. Examples of underlying assets include consumer loans or receivables, home equity loans, credit card loans, student loans, automobile loans or leases, and timeshares, although other types of receivables or assets also may be used as underlying assets.

While asset-backed securities typically have a fixed, stated maturity date, low prevailing interest rates may lead to an increase in the prepayments made on the underlying assets. This may cause the outstanding balances due on the underlying assets to be paid down more rapidly. As a result, a decrease in the originally anticipated interest from such underlying securities may occur, causing the asset-backed securities to pay-down in whole or in part prior to their original stated maturity date. Prepayment proceeds would then have to be reinvested at the lower prevailing interest rates. Conversely, prepayments on the underlying assets may be less than anticipated, especially during periods of high or rising interest rates, causing an extension in the duration of the asset-backed securities. The

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impact of any prepayments made on the underlying assets may be difficult to predict and may result in greater volatility.

Delinquencies or losses that exceed the anticipated amounts for a given securitization could adversely impact the payments made on the related asset-backed securities. This is a reason why, as part of a securitization, asset-backed securities are often accompanied by some form of credit enhancement, such as a guaranty, insurance policy, or subordination. Credit protection in the form of derivative contracts may also be purchased. In certain securitization transactions, insurance, credit protection, or both may be purchased with respect to only the most senior classes of asset-backed securities, on the underlying collateral pool, or both. The extent and type of credit enhancement varies across securitization transactions.

Asset-backed securities carry additional risks including, but not limited to, the possibility that: i) the creditworthiness of the credit support provider may deteriorate; and ii) such securities may become less liquid or harder to value as a result of market conditions or other circumstances.

Bank Obligations. Bank obligations include certificates of deposit, time deposits, bankers’ acceptances, and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the customer to pay the face amount of the instrument upon maturity. Other short-term obligations may include uninsured, direct obligations of the banking institution bearing fixed, floating or variable interest rates.

The activities of U.S. banks and most foreign banks are subject to comprehensive regulations. New legislation or regulations, or changes in interpretation and enforcement of existing laws or regulations, may affect the manner of operations and profitability of domestic banks. With respect to such obligations issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Fund may be subject to additional investment risks that are different in some respects from those incurred by a Fund that invests only in debt obligations of domestic issuers. Such risks include political, regulatory or economic developments, the possible imposition of foreign withholding and other taxes (at potentially confiscatory levels) on amounts realized on such obligations, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might adversely affect the payment of principal and interest on these obligations and the possible seizure or nationalization of foreign deposits.  The distress, impairment, or failure of one or more banking institutions may affect the value of a Fund’s investments. The failure of a banking institution could raise economic concerns over disruption in the industry. There can be no certainty that any actions taken by governments or quasi-governmental organizations will be effective in mitigating the effects of the failure of banking institutions on the economy or restoring public confidence in banking institutions.

In addition, foreign branches of domestic banks and foreign banks may be subject to less stringent reserve requirements and to different regulatory, accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

Banks may be particularly susceptible to certain economic factors, such as interest rate changes or adverse developments in the market for real estate. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks. Further, the traditional banking industry is experiencing increased competition from alternative types of financial institutions.

Commercial Paper. Commercial paper is a short-term, promissory note issued by a bank, corporation or other borrower to finance short-term credit needs. Commercial paper is typically unsecured but it may be supported by letters of credit, surety bonds or other forms of collateral. Commercial paper may be sold at par or on a discount basis and typically has a maturity from 1 to 270 days. Like bonds, and other fixed-income securities, commercial paper prices are susceptible to fluctuations in interest rates. As interest rates rise, commercial paper prices typically will decline and vice versa. The short-term nature of a commercial paper investment, however, makes it less susceptible to such volatility than many other securities. Variable amount master demand notes are a type of commercial paper. They are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes.

Dollar Roll Transactions. Dollar roll transactions are transactions wherein a Fund sells fixed-income securities and simultaneously makes a commitment to purchase similar, but not identical, securities at a later date from the same party and at a predetermined price. Mortgage-backed security dollar rolls and U.S. Treasury dollar rolls are types of dollar rolls. Like a forward commitment, during the roll period, no payment is made by a Fund for the securities purchased, and no interest or principal payments on the securities purchased accrue to the Fund, but the Fund assumes the risk of ownership. A Fund is compensated for entering into dollar roll transactions by the difference

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between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Dollar roll transactions may result in higher transaction costs for a Fund.

Like other when-issued securities or firm commitment agreements, dollar roll transactions involve the risk that the market value of the securities sold by a Fund may decline below the price at which the Fund is committed to purchase similar securities. In the event the buyer of securities from a Fund under a dollar roll transaction becomes insolvent, the Fund’s use of the proceeds of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. A Fund will engage in dollar roll transactions for the purpose of acquiring securities for its portfolio and not for investment leverage.

Floating- and Variable-Rate Obligations

Floating- and variable-rate obligations include obligations such as demand notes, bonds and preferred shares. Variable-rate demand notes include master demand notes that are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rate on a floating-rate demand obligation is based on a referenced lending rate, such as a bank’s prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. The issuer of such obligations ordinarily has a right, after a given period, to prepay at its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days notice to the holders of such obligations. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Such features often include unconditional and irrevocable letters of credit that are issued by a third party, usually a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Letters of credit are designed to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying variable-rate demand obligation should default. Some variable rate obligations feature other credit enhancements, such as standby bond purchase agreements (“SBPAs”). An SBPA can feature a liquidity facility that is designed to provide funding for the purchase price of variable rate obligations that are unable to be successfully remarketed for resale. The liquidity facility provider is obligated solely to advance funds for the purchase of tendered variable rate bonds that fail to be remarketed and does not guarantee the repayment of principal or interest. The liquidity facility provider’s obligations under the SBPA are subject to conditions, including the continued creditworthiness of the underlying borrower or issuer, and the facility may terminate upon the occurrence of certain events of default or at the expiration of its term. In addition, a liquidity facility provider may fail to perform its obligations. A Fund may be unable to timely dispose of a variable rate obligation if the underlying issuer defaults and the letter of credit or liquidity facility provider fails to perform its obligations or the facility otherwise terminates and a successor letter of credit or liquidity provider is not immediately obtained. The potential adverse impact to a Fund resulting from the inability of a letter of credit or liquidity facility provider to meet its obligations could be magnified to the extent the provider also furnishes credit support for other variable-rate obligations held by the Fund.

There generally is no established secondary market for certain variable-rate obligations, such as those not supported by letters of credit, SBPAs or other credit support arrangements,  because they are direct lending arrangements between the lender and borrower. Accordingly, where these obligations are not secured by letters of credit, SBPAs  or other credit support arrangements, a Fund is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and a Fund may invest in obligations which are not so rated only if the sub-adviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest. The sub-adviser, on behalf of a Fund, monitors the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Fund’s portfolio. Floating- and variable-rate instruments are subject to interest-rate and credit risks and other risks generally associated with debt securities. The floating- and variable-rate instruments that the Funds may purchase include certificates of participation in such instruments.

Foreign Obligations and Securities. Investments in foreign obligations and securities include high-quality, short-term (thirteen months or less) debt obligations of foreign issuers, including foreign branches of U.S. banks, U.S. branches of foreign banks, foreign governmental agencies and foreign companies that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer and the available information may be less reliable. Foreign issuers also are not generally subject to the same accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or potentially confiscatory levels of taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, obligations of issuers located in those countries. Amounts realized on certain foreign securities in which a Fund may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would otherwise be subject.

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Recent Events in European Countries. A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and beyond Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world.

The United Kingdom formally left the European Union (“EU”) on January 31, 2020 (a measure commonly referred to as “Brexit”). Following the withdrawal, in December 2020, the United Kingdom and the EU entered into a new trading relationship. The agreement allows for continued trading free of tariffs, but institutes other new requirements for trading between the United Kingdom and the EU.

Even with a new trading relationship having been established, Brexit could continue to affect European or worldwide political, regulatory, economic, or market conditions. There is the possibility that there will continue to be considerable uncertainty about the potential impact of these developments on United Kingdom, European and global economies and markets. There is also the possibility of withdrawal movements within other EU countries and the possibility of additional political, economic and market uncertainty and instability. Brexit and any similar developments may have negative effects on economies and markets, such as increased volatility and illiquidity and potentially lower economic growth in the United Kingdom, EU and globally, which may adversely affect the value of a Fund’s investments. Whether or not a Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could result in losses to the Fund, as there may be negative effects on the value and liquidity of the Fund’s investments and/or the Fund’s ability to enter into certain transactions.

Russia launched a large-scale invasion of Ukraine on February 24, 2022, significantly amplifying already existing geopolitical tensions. Actual and threatened responses to such military action may impact the markets for certain Russian commodities and may likely have collateral impacts on markets globally. As a result of this military action, the United States and many other countries (“Sanctioning Bodies) have instituted various economic sanctions against Russian individuals and entities (including corporate and banking). These sanctions include, but are not limited to: a prohibition on doing business with certain Russian companies, officials and oligarchs; a commitment by certain countries and the European Union to remove selected Russian banks from the Society for Worldwide Interbank Financial Telecommunications “SWIFT,” the electronic banking network that connects banks globally; and restrictive measures to prevent the Russian Central Bank from undermining the impact of the sanctions. The Sanctioning Bodies, or others, could also institute broader sanctions on Russia. These sanctions and the resulting market environment could result in the immediate freeze of Russian securities, commodities, resources, and/or funds invested in prohibited assets, impairing the ability of a Fund to buy, sell, receive or deliver those securities and/or assets. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted, which could lead to such securities being valued at zero. Sanctions could also result in Russia taking countermeasures or retaliatory actions which may further impair the value and liquidity of Russian securities, including cyber actions. The extent and duration of the military action, resulting sanctions imposed and other punitive action taken and resulting future market disruptions, including declines in its stock markets, the value of Russian sovereign debt and the value of the ruble against the U.S. dollar, cannot be easily predicted, but could be significant. Any such disruptions caused by Russian military action or other actions (including terror attacks, cyberattacks and espionage) or resulting actual and threatened responses to such activity, including purchasing and financing restrictions, boycotts or changes in consumer or purchaser preferences, sanctions, tariffs or cyberattacks on the Russian government, Russian companies or Russian individuals, including politicians, may impact Russia’s economy and a Fund’s investments in Russian securities. As Russia produces and exports large amounts of crude oil and gas, any acts of terrorism, armed conflict or government interventions (such as the imposition of sanctions or other governmental restrictions on trade) causing disruptions of Russian oil and gas exports could negatively impact the Russian economy and, thus, adversely affect the financial condition, results of operations or prospects of related companies. Russia’s invasion of Ukraine, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities, such as oil and natural gas.

Illiquid Securities. Pursuant to Rule 22e-4 under the 1940 Act, a Fund (other than a money market Fund) may not acquire any “illiquid investment” if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. An “illiquid investment” is any investment that such a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments include repurchase agreements with a notice or demand period of more than seven days, certain over-the-counter derivative

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instruments, and securities and other financial instruments that are not readily marketable, unless, based upon a review of the relevant market, trading and investment-specific considerations, those investments are determined not to be illiquid. The Funds (other than the money market Funds) have implemented a liquidity risk management program and related procedures to identify illiquid investments pursuant to Rule 22e-4, and the Board has approved the designation of Allspring Funds Management  to administer the liquidity risk management program and related procedures. The money market Funds may invest up to 5% of its total assets in illiquid investments. The 15% and 5% limits are applied as of the date a Fund purchases an illiquid investment. It is possible that a Fund’s holding of illiquid investment could exceed the 15% limit (5% for the money market Funds), for example as a result of market developments or redemptions.

Each Fund may purchase certain restricted securities that can be resold to institutional investors and which may be determined not to be illiquid investments pursuant to the Trust’s liquidity risk management program. In many cases, those securities are traded in the institutional market under Rule 144A under the 1933 Act and are called Rule 144A securities.

Investments in illiquid investments involve more risks than investments in similar securities that are readily marketable. Illiquid investments may trade at a discount from comparable, more liquid investments. Investment of a Fund’s assets in illiquid investments may restrict the ability of the Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where a Fund’s operations require cash, such as when a Fund has net redemptions, and could result in the Fund borrowing to meet short-term cash requirements or incurring losses on the sale of illiquid investments.

Illiquid investments are often restricted securities sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, the privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. To the extent privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales could be less than those originally paid by the Fund or less than the fair value of the securities. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by a Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Private placement investments may involve investments in smaller, less seasoned issuers, which may involve greater risks than investments in more established companies. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in private placement securities, a Fund may obtain access to material non-public information, which may restrict the Fund’s ability to conduct transactions in those securities.

Mortgage-Related Securities. Certain Funds may invest in mortgage-related securities. Mortgage pass-through securities are securities representing interests in “pools” of mortgages in which payments of both interest and principal on the securities are made monthly, in effect “passing through” monthly payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on mortgage pass-through securities may expose the Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as such as other fixed-income securities.

Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government or its agencies or instrumentalities. Mortgage pass-through securities created by non-government issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

Municipal Bonds. Municipal bonds are debt obligations of a governmental entity issued to obtain funds for various public purposes that obligate the municipality to pay the holder a specified sum of money at specified intervals and to repay the principal amount of the loan at maturity. The two principal classifications of municipal bonds are “general obligation” and “revenue” bonds. General obligation bonds are typically, but not always, supported by the municipality’s general taxing authority, while revenue bonds are supported by the revenues from one or more particular project, facility, class of facilities, or activity. The revenue bond classification encompasses industrial revenue bonds (“IRBs”) (formerly known as industrial development bonds). IRBs are organized by a government entity but the proceeds are directed to a private, for-profit business. IRBs are backed by the credit and security of the private, for-profit business. IRBs are typically used to support a specific project, such as to build or acquire factories or other heavy equipment and tools. With an IRB, the sponsoring government entity holds title to the

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underlying collateral until the bonds are paid in full. In certain circumstances, this may provide a federal tax exempt status to the bonds, and many times a property tax exemption on the collateral. With an IRB, the sponsoring government entity is not responsible for bond repayment and the bonds do not affect the government’s credit rating. Under the Internal Revenue Code, certain revenue bonds are considered “private activity bonds” and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability.

Certain of the municipal obligations held by the Funds may be insured as to the timely payment of principal and interest. The insurance policies usually are obtained by the issuer of the municipal obligation at the time of its original issuance. In the event that the issuer defaults on interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. Although the insurance feature is designed to reduce certain financial risks, the premiums for insurance and the higher market price sometimes paid for insured obligations may reduce the Funds’ current yield. To the extent that securities held by the Funds are insured as to principal and interest payments by insurers whose claims-paying ability rating is downgraded by a nationally recognized statistical ratings organization (e.g., Moody’s, S&P, or Fitch), the value of such securities may be affected. There is, however, no guarantee that the insurer will meet its obligations. Moreover, the insurance does not guarantee the market value of the insured obligation or the net asset value of the Funds’ shares. In addition, such insurance does not protect against market fluctuations caused by changes in interest rates and other factors. The Funds also may purchase municipal obligations that are additionally secured by bank credit agreements or escrow accounts. The credit quality of companies which provide such credit enhancements will affect the value of those securities.

The risks associated with municipal bonds vary. Local and national market forces—such as declines in real estate prices and general business activity—may result in decreasing tax bases, fluctuations in interest rates, and increasing construction costs, all of which could reduce the ability of certain issuers of municipal bonds to repay their obligations. Certain issuers of municipal bonds have also been unable to obtain additional financing through, or must pay higher interest rates on, new issues, which may reduce revenues available for issuers of municipal bonds to pay existing obligations.

Because of the large number of different issuers of municipal bonds, the variance in size of bonds issued, and the range of maturities within the issues, most municipal bonds do not trade on a daily basis, and many trade only rarely. Because of this, the spread between the bid and offer may be wider, and the time needed to purchase or sell a particular bond may be longer than for other securities.

Municipal securities are typically issued together with an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for federal income tax purposes. Such opinion may have been issued as of a date prior to the date that a Fund acquired the municipal security. Subsequent to a Fund’s acquisition of such a municipal security, however, the security may be determined to pay, or to have paid, taxable income. As a result, the treatment of dividends previously paid or to be paid by a Fund as “exempt-interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased federal income tax liabilities. Under highly unusual circumstances, the Internal Revenue Service may determine that a municipal bond issued as tax-exempt should in fact be taxable. If any Fund held such a bond, it might have to distribute taxable income, or reclassify as taxable, ordinary income that was previously distributed as exempt-interest dividends.

Changes or proposed changes in state or federal tax laws could impact the value of municipal debt securities that a Fund may purchase. From time to time, proposals have been introduced before Congress and state and local legislatures to restrict or eliminate the federal, or state and local, income tax exemptions, respectively, for interest on municipal bonds. While to date no such proposals have been passed, similar proposals may be introduced in the future. If any such proposal were enacted, it might restrict or eliminate the ability of a Fund to achieve its respective investment objective. Also, the failure or possible failure of such debt issuances to qualify for tax-exempt treatment may cause the prices of such municipal securities to decline, possibly adversely affecting the value of a Fund’s portfolio. Such a failure could also result in additional taxable income to a Fund and/or shareholders.

Municipal Leases. Municipal leases are obligations in privately arranged loans to state or local government borrowers and may take the form of a lease, installment purchase or conditional sales contract (which typically provide for the title to the leased asset to pass to the governmental issuer). They are issued by state and local governments and authorities to acquire land, equipment, and facilities. An investor may purchase these obligations directly, or it may purchase participation interests in such obligations. Interest income from such obligations is generally exempt from local and state taxes in the state of issuance. “Participations” in such leases are undivided interests in a portion of the total obligation. Participations entitle their holders to receive a pro rata share of all payments under the lease. Municipal leases and participations therein frequently involve special risks.

Municipal leases may be subject to greater risks than general obligation or revenue bonds. In most cases, municipal leases are not backed by the taxing authority of the issuers and may have limited marketability. Certain municipal lease obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose in the relevant years. Investments in municipal leases are thus subject to the risk that the legislative body will not make the necessary appropriation and the issuer fails to meet its obligation. Municipal leases may also be subject to

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“abatement risk.” The leases underlying certain municipal lease obligations may state that lease payments are subject to partial or full abatement. That abatement might occur, for example, if material damage to or destruction of the leased property interferes with the lessee’s use of the property. However, in some cases that risk might be reduced by insurance covering the leased property, or by the use of credit enhancements such as letters of credit to back lease payments, or perhaps by the lessee’s maintenance of reserve monies for lease payments. While the obligation might be secured by the lease, it might be difficult to dispose of that property in case of a default.

Taxable Municipal Obligations. Certain municipal obligations may be subject to federal income tax for a variety of reasons. Taxable municipal obligations are typically issued by municipalities or their agencies for purposes which do not qualify for federal tax exemption, but do qualify for state and local tax exemptions. For example, a taxable municipal obligation would not qualify for the federal income exemption where (a) the governmental entity did not receive necessary authorization for tax-exempt treatment from state or local government authorities, (b) the governmental entity exceeds certain regulatory limitations on the cost of issuance for tax-exempt financing, or (c) the governmental entity finances public or private activities that do not qualify for the federal income tax exemption. These non-qualifying activities might include, for example, certain types of multi-family housing, certain professional and local sports facilities, refinancing of certain municipal debt, and borrowing to replenish a municipality’s underfunded pension plan. Generally, payments on taxable municipal obligations depend on the revenues generated by the projects, excise taxes or state appropriations, or whether the debt obligations can be backed by the government’s taxing power. Due to federal taxation, taxable municipal obligations typically offer yields more comparable to other taxable sectors such as corporate bonds or agency bonds than to other municipal obligations.

U.S. Territories, Commonwealths and Possessions Obligations. A Fund may invest in municipal securities issued by certain territories, commonwealths and possessions of the United States, including but not limited to, Puerto Rico, Guam, and the U.S. Virgin Islands, that pay interest that is exempt from federal income tax and state personal income tax. The value of these securities may be highly sensitive to events affecting the fiscal stability of the issuers. These issuers may face significant financial difficulties for various reasons, including as the result of events that cannot be reasonably anticipated or controlled, such as social conflict or unrest, labor disruption and natural disasters. In particular, economic, legislative, regulatory or political developments affecting the ability of the issuers to pay interest or repay principal may significantly affect the value of a Fund’s investments. These developments can include or arise from, for example, insolvency of an issuer, uncertainties related to the tax status of the securities, tax base erosion, state or federal constitutional limits on tax increases or other actions, budget deficits and other financial difficulties, or changes in the credit ratings assigned to the issuers. The value of a Fund’s shares will be negatively impacted to the extent it invests in such securities. Further, there may be a limited market for certain of these municipal securities, and the Fund could face illiquidity risks.

Municipal securities issued by Puerto Rico and its agencies and instrumentalities have been subject to multiple credit downgrades as a result of Puerto Rico’s ongoing fiscal challenges and uncertainty about its ability to make full repayment on these obligations. The majority of Puerto Rico’s debt is issued by the major public agencies that are responsible for many of the island’s public functions, such as water, wastewater, highways, electricity, education and public construction. Certain risks specific to Puerto Rico concern state taxes, e-commerce spending, and underfunded pension liabilities. Any debt restructuring could reduce the principal amount due, the interest rate, the maturity and other terms of Puerto Rico municipal securities, which could adversely affect the value of such securities.

Municipal Notes. Municipal notes generally are used to provide short-term operating or capital needs and typically have maturities of one year or less. Notes sold as interim financing in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuer. The values of outstanding municipal securities will vary as a result of changing market evaluations of the ability of their issuers to meet the interest and principal payments (i.e., credit risk). Such values also will change in response to changes in the interest rates payable on new issues of municipal securities (i.e., market risk). The category includes, but is not limited to, tax anticipation notes, bond anticipation notes, revenue anticipation notes, revenue anticipation warrants, and tax and revenue anticipation notes.

Repurchase Agreements. Repurchase agreements are agreements wherein the seller of a security to a Fund agrees to repurchase that security from a Fund at a mutually agreed upon time and price. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, a Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, a Fund’s disposition of the security may be delayed or limited.

A Fund may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 5% of the market value of such Fund’s net assets would be invested in repurchase agreements with maturities of more than seven days, restricted securities and illiquid securities. A Fund will only enter into repurchase agreements with broker-dealers and commercial banks that meet guidelines established by the Board and that are not affiliated with the adviser. The Funds may participate in pooled repurchase agreement transactions with other funds advised by the adviser.

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Each Fund may enter into reverse repurchase agreements (an agreement under which a Fund sells its portfolio securities and agrees to repurchase them at an agreed-upon date and price).

Sovereign Debt Obligations. Sovereign debt instruments are issued or guaranteed by foreign governments or their agencies, including those of emerging market countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments, such as loans or loan participations. The debt obligations of a foreign government or entity may not be supported by the full faith and credit of such foreign government. Sovereign debt of emerging market countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may fail to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. Prospects for repayment of principal and interest may depend on political and economic factors. A Fund may have limited or no legal recourse in the event of default with respect to sovereign debt obligations. Sovereign debt instruments and foreign debt securities share many of the same risks. For more information, refer to “Foreign Debt Securities.”

Unless otherwise stated in a Fund’s prospectus, countries are generally characterized by a Fund’s sub-adviser as “emerging market countries” by reference to a broad market index, by reference to the World Bank’s per capita income brackets or based on the sub-adviser’s qualitative judgments about a country’s level of economic and institutional development, and include markets commonly referred to as “frontier markets.” An emerging market is generally in the earlier stages of its industrialization cycle with a low per capita GDP and a low market capitalization to GDP ratio relative to those in the United States and the European Union. Frontier market countries generally have smaller economies and even less developed capital markets than typical emerging market countries and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries.

The performance of sovereign debt instruments may be negatively affected by fluctuations in a foreign currency’s strength or weakness relative to the U.S. dollar, particularly to the extent the Fund invests a significant percentage of its assets in sovereign debt instruments denominated in non-U.S. currencies. Currency rates in foreign countries may fluctuate significantly over short or long periods of time for a number of reasons, including changes in interest rates, imposition of currency exchange controls and economic or political developments in the U.S. or abroad.

Global economies and financial markets have become increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Sovereign debt instruments may be impacted by economic, political, social, diplomatic or other conditions or events (including, for example, military confrontations, war and terrorism). Any attempt by a Fund to hedge against or otherwise protect its portfolio, or to profit from such circumstances, may fail and, accordingly, an investment in a Fund could lose money over short or long periods. For example, the economies of many countries or regions in which a Fund may invest are highly dependent on trading with certain key trading partners. Reductions in spending on products and services by these key trading partners, the institution of tariffs or other trade barriers, or a slowdown in the economies of key trading partners may adversely affect the performance of securities in which a Fund may invest. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. The imposition of sanctions by the United States or another government on a country could cause disruptions to the country’s financial system and economy, which could negatively impact the value of securities, including sovereign debt instruments. The risks posed by sanctions may be heightened to the extent a Fund invests significantly in the affected country or region or in issuers from the affected country that depend on global markets. Additionally, trade disputes, tariffs, embargoes and other protectionist, or retaliatory measures that may be imposed by the U.S. or other countries could adversely affect global trade, economic activity and market confidence. Trade conflicts may also escalate into military or diplomatic confrontations, which could further increase market volatility and geopolitical risk. A Fund may not be able to anticipate or effectively manage the impact of these events, which could result in losses to the Fund.

Although it is not uncommon for governments to enter into trade agreements that would, among other things, reduce barriers among countries, increase competition among companies and reduce government subsidies, there are no assurances that such agreements will achieve their intended economic objectives. There is also a possibility that such trade arrangements: i) will not be implemented; ii) will be implemented, but not completed; iii) or will be completed, but then partially or completely unwound. It is also possible that a significant participant could choose to abandon a trade agreement, which could diminish its credibility and influence. Any of these occurrences could have adverse effects on the markets of both participating and non-participating countries, including appreciation or depreciation of currencies, a significant increase in exchange rate volatility, a resurgence in economic protectionism and an undermining of confidence in markets. Such developments could have an adverse impact on a Fund’s investments in the debt of countries participating in such trade agreements.

Further, investments in certain countries may subject a Fund to tax rules, the application of which may be uncertain. Countries may amend or revise their existing tax laws, regulations and/or procedures in the future, possibly with retroactive effect. Changes in, or uncertainties regarding the laws, regulations or procedures of a country could directly or indirectly reduce the after-tax profits of a Fund.

U.S. Government Obligations. U.S. Government obligations include direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, the principal and interest payments of which are backed by the full faith and credit of the U.S. This category also includes other securities issued by U.S. Government agencies or U.S. Government

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sponsored entities, such as the GNMA, FNMA and FHLMC. U.S. Government Obligations issued by U.S. Government agencies or government-sponsored entities may not be backed by the full faith and credit of the U.S. Government. U.S. Government obligations may be adversely affected by a default by, or decline in the credit quality, of the U.S. government.

GNMA, a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or the Department of Veterans Affairs. Securities issued by FNMA and FHLMC are not backed by the full faith and credit of the U.S. Government. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection or scheduled payment of principal, but its guarantees are not backed by the full faith and credit of the U.S. Government.

While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, such securities are nonetheless subject to risk. U.S. Government obligations are subject to low but varying degrees of credit risk, and are still subject to interest rate and market risk. From time to time, uncertainty regarding congressional action to increase the statutory debt ceiling could: i) increase the risk that the U.S. Government may default on payments on certain U.S. Government securities; ii) cause the credit rating of the U.S. Government to be downgraded or increase volatility in both stock and bond markets; iii) result in higher interest rates; iv) reduce prices of U.S. Treasury securities; and/or v) increase the costs of certain kinds of debt. U.S. Government obligations may be adversely affected by a default by, or decline in the credit quality of, the U.S. Government. In the past, U.S. sovereign credit has experienced downgrades, and there can be no guarantee that it will not be downgraded in the future. Further, if a U.S. Government-sponsored entity is negatively impacted by legislative or regulatory action, is unable to meet its obligations, or its creditworthiness declines, the performance of a Fund that holds securities of the entity will be adversely impacted.

Under the direction of the Federal Housing Finance Agency (“FHFA”), FNMA and FHLMC have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented in June 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

Variable Amount Master Demand Notes. Variable amount master demand notes are obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and the Funds whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes.

Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. For variable amount master demand notes that are not secured by letters of credit or other credit support arrangements, a Fund’s right to recover is dependent on the ability of the borrower to pay principal and interest on schedule or on demand. Variable amount master demand notes that are secured by collateral are subject to the risk that the collateral securing the notes will decline in value or have no value. A decline in value of the collateral, whether as a result of market value declines, bankruptcy proceedings or otherwise, could cause the note to be undercollateralized. Variable amount master demand notes are typically not rated by credit rating agencies, and a Fund may invest in notes that are not rated only if the sub-adviser determines, at the time of investment, the obligations are of comparable credit quality to the other obligations in which the Fund may invest.

OTHER PERMITTED INVESTMENT ACTIVITIES

Borrowing. Generally, under the 1940 Act, a Fund may borrow money only from banks in an amount not exceeding 1/3 of its total assets (including the amount borrowed) less liabilities (other than borrowings). A Fund may borrow money for temporary or emergency purposes, including for short-term redemptions and liquidity needs. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements and other similar investments that involve a form of leverage have characteristics similar to borrowings. A Fund may enter into reverse repurchase agreements or similar financing transactions, notwithstanding the requirements of Sections 18(c) and 18(f)(1) of the 1940 Act, if the Fund, (i) treats such transactions as borrowings and complies with the asset coverage requirements of Section 18, and combines the aggregate amount of indebtedness associated with all reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the asset coverage ratio; or (ii) treats all reverse repurchasing agreements or similar financing transactions as “derivatives transactions” as defined in Rule 18f-4 of the 1940 Act and complies with all requirements of Rule 18f-4. To help meet short-term redemptions and liquidity needs, the Funds are permitted to use bank borrowings for temporary or emergency purposes via a revolving credit agreement.

14Money Market Funds

Environmental, Social and Governance (“ESG”) Considerations. As a firm, Allspring Global Investments (“Allspring”) believes that considering ESG factors in its investment strategies and stewardship activities enhances its ability to manage risk and evaluate opportunities more comprehensively and generate long-term returns on behalf of clients. To that end, Allspring portfolio managers have access to various forms of proprietary and third party environmental and social-related analytics and research which they may incorporate into their investment processes in ways that are consistent with their asset classes and strategies. Additionally, portfolio managers may directly engage with issuer management on a range of matters, including ESG and sustainability issues, as one component of their fundamental research.

A Fund that considers  ESG factors may make or forgo investments that differ from an otherwise similar investment strategy that does not take such factors into account. These investment decisions may cause a Fund to perform differently than otherwise similar funds or the market as a whole. ESG research and analytics, including that from third-party data providers, may be incomplete, inaccurate or unavailable, and thus there is a risk that a portfolio manager relying on such data may incorrectly assess an issuer.

Certain Funds have explicit  ESG or sustainability objectives and related design elements, such as a specific ESG or sustainability themes, outcomes, or quantitative goals/targets that they commit to achieving, as described more fully in the applicable Fund’s prospectus. Other Funds consider risks associated with ESG factors in a systematic manner in the investment decision-making process, as more fully described in the applicable Fund’s prospectus, but do not pursue ESG or sustainability objectives. Funds without additional prospectus disclosure on ESG factors may take such factors into account in the investment decision-making process, as described above, but make no commitment to do so.

Funding Agreements. Funding agreements are investment contracts with insurance companies which pay interest at a fixed, variable, or floating rate, and pay principal on a certain mutually agreeable maturity date. The term to maturity cannot exceed 397 days. Funding agreements may or may not allow the Fund to demand repayment of principal after an agreed upon waiting period or upon certain other conditions. The insurance company may also have a corresponding right to prepay the principal with accrued interest upon a specified number of days’ notice to the Fund. The maturity date of some funding agreements may be extended upon the mutual agreement and consent of the insurance company and the Fund.

Investment Companies. These securities include shares of other affiliated or unaffiliated exchange-traded funds (“ETF”s), open-end investment companies (i.e., mutual funds), closed-end funds,  UCITS funds (pooled investment vehicles established in accordance with the Undertaking for Collective Investment in Transferable Securities adopted by European Union member states) and business development companies. A Fund may invest in securities of other investment companies up to the limits prescribed in Section 12(d) under the 1940 Act, the rules and regulations thereunder and any exemptive relief currently or in the future available to a Fund.

Except with respect to funds structured as funds-of-funds or so-called master/feeder funds or other funds whose strategies otherwise allow such investments, the 1940 Act generally requires that a fund limit its investments in another investment company or series thereof so that, as of the time at which a securities purchase is made: i) no more than 3% of the outstanding voting stock of any one investment company or series thereof will be owned by a fund or by companies controlled by a fund; ii) no more than 5% of the value of its total assets will be invested in the securities of any one investment company; and iii) no more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies.

The Funds may invest in excess of the limitations noted in the preceding paragraph by relying on Rule 12d1-4 under the 1940 Act, provided that the Fund complies with several conditions imposed by Rule 12d1-4 (some of which are specific to a Fund’s position in the arrangement, i.e., whether the Fund is the acquiring Fund or the Fund being acquired), which include: (i) control and voting that prohibit an acquiring fund, its investment adviser (or a sub-adviser) and their respective affiliates from beneficially owning more than 25% of the outstanding voting securities of an unaffiliated acquired fund; (ii) evaluations and findings by investment advisers of funds in fund-of-funds arrangements; (iii) investment agreements between funds in fund-of-funds arrangements; and (iv) general limitations on an acquired fund’s investments in other investment companies and private funds to no more than 10% of the acquired fund’s assets, except in certain circumstances. The limitations placed on acquired funds under Rule 12d1-4 may impact the ability of a fund to invest in an acquired fund or may impact the investments made by the acquired fund.

Other investment companies in which a Fund invests can be expected to pay fees and other operating expenses, such as investment advisory and administration fees, that would be in addition to those paid by the Fund. Other investment companies may include ETFs, which are publicly-traded unit investment trusts, open-end funds or depositary receipts that seek to track the performance of specific indices or companies in related industries (e.g., passive ETFs), and index funds. A passive ETF or index fund is an investment company that seeks to track the performance of an index (before fees and expenses) by holding in its portfolio either the securities that comprise the index or a representative sample of the securities in the index. Passive ETFs or index funds in which the Funds invest will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by passive ETFs or index funds may, from time to time, temporarily be unavailable, which may further impede a passive

Money Market Funds15

ETF’s or index fund’s ability to track their respective indices. An actively-managed ETF is an investment company that seeks to outperform the performance of an index.

ETFs generally are subject to the same risks as the underlying securities the ETFs are designed to track and to the risks of the specific sector or industry tracked by the ETF. ETFs also are subject to the risk that their prices may not totally correlate to the prices of the underlying securities the ETFs are designed to track and the risk of possible trading halts due to market conditions or for other reasons. Although ETFs that track broad market indexes are typically large and their shares are fairly liquid, ETFs that track more specific indexes tend to be newer and smaller, and ETFs have limited redemption features. Additionally, to the extent an ETF holds securities traded in markets that close at a different time from the ETF’s listing exchange, liquidity in such securities may be reduced after the applicable closing times, and during the time when the ETF’s listing exchange is open but after the applicable market closing, fixing or settlement times, bid/ask spreads and the resulting premium or discount to the ETF’s shares’ NAV may widen.

In addition, a Fund may invest in the securities of closed-end investment companies. Because shares of closed-end investment companies trade on a stock exchange or in the OTC market, they may trade at a premium or discount to their net asset values, which may be substantial, and their potential lack of liquidity could result in greater volatility. In addition, closed-end investment companies may employ leverage, which also subjects the closed-end investment company to increased risks such as increased volatility. Moreover, closed-end investment companies incur their own fees and expenses.

Uninvested Cash. A Fund may place its cash on deposit with financial institutions in the United States, which are insured by the Federal Deposit Insurance Company (“FDIC”) up to $250,000. The Fund’s credit risk in the event of failure of these financial institutions is represented by the difference between the FDIC limit and the total amounts on deposit. The Fund from time to time may have amounts on deposit in excess of the insured limits.

When-Issued and Delayed-Delivery Transactions and Forward Commitments. Certain securities may be purchased or sold on a when-issued or delayed-delivery basis, and contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time may also be made. Delivery and payment on such transactions normally take place within 120 days after the date of the commitment to purchase. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date.

Any when-issued, forward-settling securities and non-standard settlement cycle securities transaction will not be treated as a senior securities if the Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date.

Under Rule 18f-4 of the 1940 Act, a fund that is regulated as a money market fund under Rule 2a-7 (such as the Funds) is permitted to invest in a security on a when-issued or forward settling basis, or with a nonstandard settlement cycle, and the transaction will be deemed not to involve a “senior security,” provided that (i) if the Fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date.

Zero-Coupon, Step-Up Coupon, and Pay-in-Kind Securities. Zero-coupon, step-up coupon, and pay-in-kind securities are types of debt securities that do not make regular cash interest payments. Asset-backed securities, convertible securities, corporate debt securities, foreign securities, high-yield securities, mortgage-backed securities, municipal securities, participation interests, stripped securities, U.S. Government and related obligations and other types of debt instruments may be structured as zero-coupon, step-up coupon, and pay-in-kind securities.

Instead of making periodic interest payments, zero-coupon securities are sold at discounts from face value. The interest earned by the investor from holding this security to maturity is the difference between the maturity value and the purchase price. Step-up coupon bonds are debt securities that do not pay interest for a specified period of time and then, after the initial period, pay interest at a series of different rates. Pay-in-kind securities normally give the issuer an option to pay cash at a coupon payment date or to give the holder of the security a similar security with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. To the extent these securities do not pay current cash income, the market prices of these securities would generally be more volatile and likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay cash interest periodically having similar maturities and credit qualities.

16Money Market Funds

Other Risks

Large Shareholder Risk. To the extent a large number of shares of a Fund is held by a single shareholder or a small group of shareholders, the Fund is subject to the risk that redemption by those shareholders of all or a large portion of their shares will adversely affect the Fund’s performance by forcing the Fund to sell securities, potentially at disadvantageous prices, to raise the cash needed to satisfy such redemption requests. This risk may be heightened during periods of declining or illiquid markets, or to the extent that such large shareholders have short investment horizons or unpredictable cash flow needs. Such redemptions may also increase transaction costs and/or have adverse tax consequences for remaining shareholders. In certain situations, redemptions by large shareholders may also cause a Fund to liquidate.

Liquidation Risk. There can be no assurance that a Fund will grow to or maintain a viable size and, pursuant to the Declaration of Trust, the Board is authorized to close and/or liquidate a Fund at any time. In the event of the liquidation of a Fund, the expenses, timing and tax consequences of such liquidation may not be favorable to some or all of the Fund’s shareholders.

In addition to the possibility that redemptions by large shareholders may cause a Fund to liquidate (as discussed above), other factors and events that may lead to the liquidation of a Fund include changes in laws or regulations governing the Fund or affecting the type of assets in which the Fund invests, or economic developments or trends having a significant adverse impact on the business or operations of the Fund.

After a Fund liquidation is announced, such Fund may begin to experience greater redemption activity as the Fund approaches its liquidation date. As portfolio managers effect portfolio transactions to meet redemptions and prepare the Fund for liquidation, the Fund may not be fully invested in portfolio securities as the liquidation date approaches, which may necessitate the Fund no longer pursuing  its investment objective and or being managed in accordance with its principal investment strategies, which would likely impact Fund performance. The Fund will incur transaction costs as a result of these portfolio transactions which will indirectly be borne by the Fund’s shareholders. The Fund may be required to make a distribution of income and capital gains realized, if any, from liquidating its portfolio. It is anticipated that any distribution would be paid to shareholders prior to liquidation. Shareholders of the Fund on the date of liquidation would receive a distribution of their account proceeds on the settlement date in complete redemption of their shares. In the event of a liquidation, please consult with a tax advisor to determine your specific tax consequences, if any.

Operational and Cybersecurity Risks. Fund operations, including business, financial, accounting, data processing systems or other operating systems and facilities may be disrupted, disabled or damaged as a result of a number of factors, including events that are wholly or partially beyond our control. For example, there could be electrical or telecommunications outages; degradation or loss of internet or web services; natural disasters, such as earthquakes, tornados and hurricanes; disease pandemics; or events arising from local or larger scale political or social events, as well as terrorist acts.

The Funds are also subject to the risk of potential cyber incidents, which may include, but are not limited to, the harming of or unauthorized access to digital systems (for example, through “hacking” or infection by computer viruses or other malicious software code), denial-of-service attacks on websites, and the inadvertent or intentional release of confidential or proprietary information. Cyber incidents may, among other things, harm Fund operations, result in financial losses to a Fund and its shareholders, cause the release of confidential or highly restricted information, and result in regulatory penalties, reputational damage, and/or increased compliance, reimbursement or other compensation costs. Fund operations that may be disrupted or halted due to a cyber incident include trading, the processing of shareholder transactions, and the calculation of a Fund’s net asset value.

Issues affecting operating systems and facilities through cyber incidents, any of the scenarios described above, or other factors, may harm the Funds by affecting a Fund’s manager, sub-adviser(s), or other service providers, or issuers of securities in which a Fund invests. Although the Funds have business continuity plans and other safeguards in place, including what the Funds believe to be robust information security procedures and controls, there is no guarantee that these measures will prevent cyber incidents or prevent or ameliorate the effects of significant and widespread disruption to our physical infrastructure or operating systems. Furthermore, the Funds cannot directly control the security or other measures taken by unaffiliated service providers or the issuers of securities in which the Funds invest. Such risks at issuers of securities in which the Funds invest could result in material adverse consequences for such issuers, and may cause a Fund’s investment in such securities to lose value.

Infectious Illness Risk. A widespread outbreak of an infectious illness, such as the COVID-19 pandemic, may negatively affect economies, markets, economic sectors and industries and individual companies throughout the world, including those in which the Fund invests. The effects of a pandemic to public health and business and market conditions, may include, among other things, travel restrictions, disruption of healthcare services, prolonged quarantines, cancellations, reduced consumer demand and economic output, supply chain disruptions, business closures, layoffs, ratings downgrades, defaults, increased government spending and other significant economic, social and political impacts. Markets may experience temporary closures, extreme volatility, severe losses, reduced liquidity and increased trading costs. Such events may adversely affect the Fund and its investments and may impact the Fund’s ability to purchase or sell securities or cause increased premiums or discounts to the Fund’s NAV.

Money Market Funds17

TRUSTEES AND OFFICERS

General

The following table provides basic information about the Trustees and those Officers of the Trust who perform policy-making functions. Each of the Trustees and Officers listed below acts in identical capacities for the Allspring family of funds, which as of January 31, 2026, consists of 91 series comprising Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust, Allspring Exchange-Traded Funds Trust and four closed-end funds (collectively the “Fund Complex” or the “Trusts”). The business address of each Trustee and Officer is 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203. Each Trustee and Officer serves an indefinite term, with the Trustees subject to retirement from service as required pursuant to the Trust’s retirement policy at the end of the calendar year in which a Trustee turns 75.

Information for Trustees, all of whom are not “interested” persons of the Trust, as that term is defined under the 1940 Act (“Independent Trustees”), appears below. In addition to the Officers listed below, the Funds have appointed an Anti-Money Laundering Compliance Officer.

NAME AND YEAR OF BIRTH	POSITION HELD WITH REGISTRANT/LENGTH OF SERVICE[1]	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS OR LONGER	CURRENT OTHER PUBLIC COMPANY OR INVESTMENT COMPANY DIRECTORSHIPS
INDEPENDENT TRUSTEES
William R. Ebsworth (Born 1957)	Trustee, since 2015

Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Serves on the Investment Company Institute’s Board of Governors since 2022 and Executive Committee since 2023; and Chair of the Governing Council of the Independent Directors Council since 2024 and Vice Chair from 2023 to 2024. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Foundation (non-profit organization). Mr.  Ebsworth is a CFA® charterholder.

N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Audit Committee Chair, since 2025

Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.

N/A
18Money Market Funds

NAME AND YEAR OF BIRTH	POSITION HELD WITH REGISTRANT/LENGTH OF SERVICE[1]	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS OR LONGER	CURRENT OTHER PUBLIC COMPANY OR INVESTMENT COMPANY DIRECTORSHIPS
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009

Retired. Member of the Advisory Board of CEF or East Central Florida. Chairman of the Board of CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).

N/A
Cindy J. Miller[2] (Born 1960)	Trustee, since 2026

Retired. Director, President and CEO (from 2019 to 2024) and President and COO (from 2018 to 2019) of Stericycle, Inc. President of Global Freight Forwarding (from 2016 to 2018) and President of the firm’s European region (from 2013 to 2016) for United Parcel Service (UPS). Director, UGI Corporation (from 2021 to 2024).

Board Member, W.W. Grainger, Inc. Board Member, FedEx Freight Holding Company, Inc.
Olivia S. Mitchell (Born 1953)	Trustee, since 2006

International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously taught at Cornell University from 1978 to 1993.

N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018

Chair of the Economic Club of Minnesota, since 2026. Vice Chair of the Economic Club of Minnesota, from 2007 - 2025. President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, from 2007-2025.  Co-Chair of the Committee for a Responsible Federal Budget, since 1995. Member of the Board of Trustees of  NorthStar Education Finance, Inc., a non-profit organization, from 2007-2022. Senior Fellow of the University of Minnesota Humphrey Institute from 1995 to 2017.

N/A
Money Market Funds19

NAME AND YEAR OF BIRTH	POSITION HELD WITH REGISTRANT/LENGTH OF SERVICE[1]	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS OR LONGER	CURRENT OTHER PUBLIC COMPANY OR INVESTMENT COMPANY DIRECTORSHIPS
James G. Polisson (Born 1959)	Trustee, since 2018; Nominating and Governance Committee Chair, since 2024

Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.

N/A
Brian S. Shlissel[2] (Born 1964)	Trustee, since 2026

Retired. Previously, President and Principal Executive Officer (from 2016 to 2025) of the J.P. Morgan Funds (a registered investment company complex), and Managing Director and Chief Administrative Officer of Pooled Vehicles (from 2014 to 2025) at J.P. Morgan Asset Management. Prior thereto, President and Chief Executive Officer (from 2001 to 2014) and Treasurer and Chief Financial Officer (from 1999 to 2001) for the Allianz Global Investors Fund Complex (a registered investment company complex) and the PIMCO Closed-End Funds (a group of registered investment companies), and Managing Director and Head of Mutual Fund Services (from 1999 to 2014) at Allianz Global Investors. Director (from 2017 to 2023) and Chair of the Governance Committee of the Expect Miracles Foundation, a not-for-profit foundation focused on cancer research. Director (from 2023 to 2025) of NICSA, a not-for-profit asset and wealth management trade association.

N/A
20Money Market Funds

NAME AND YEAR OF BIRTH	POSITION HELD WITH REGISTRANT/LENGTH OF SERVICE[1]	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS OR LONGER	CURRENT OTHER PUBLIC COMPANY OR INVESTMENT COMPANY DIRECTORSHIPS
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019; Chair Liaison, since July 2024

Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner, Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner, Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination Medical Center Corporation. Member of the Boards of Trustees for the College of Saint Benedict & Saint John’s University since 2025. Board member of the Minnesota Wild Foundation from 2009-2024.

N/A
1.	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.
2.	Ms. Miller and Mr. Shlissel were appointed by action of the Board on November 12, 2025 with an effective date of January 1, 2026.
Money Market Funds21

NAME AND YEAR OF BIRTH	POSITION HELD WITH REGISTRANT/LENGTH OF SERVICE[1]	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS OR LONGER[2]
OFFICERS
John Kenney (Born 1965)	President, since 2025

President of  Allspring Funds Management, LLC since 2025. Prior thereto, Head of Strategic Initiatives of Allspring Global Investments from 2022 to 2025, Independent Board Member for the Principal Funds from 2020 to 2022, Executive Vice President and Global Head of Affiliate Strategic Initiatives from 2015 to 2020 for Legg Mason Global Asset Management and Managing Director, Corporate Strategy and Business Development from 2014 to 2015 for Legg Mason Global Asset Management.

Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)

Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Christopher Baker (Born 1976)	Chief Compliance Officer since 2022

Global Chief Compliance Officer for Allspring Global Investments since 2022.    Prior thereto, Chief Compliance Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018.    From 2010 to 2015 Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.

Matthew Prasse (Born 1983)	Chief Legal Officer, since 2022 and Secretary, since 2021

Managing Counsel of the Allspring Legal Department since 2023. Previously, Senior Counsel of the Allspring Legal Department from 2021 to 2023. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021; Counsel for Barings LLC from 2015 to 2018. Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.

1.	Length of service dates reflect the Officer’s commencement of service with the Trust’s predecessor entities, where applicable.
2.	For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

The Trust’s Declaration of Trust, as amended and restated from time to time (the “Declaration of Trust”), does not set forth any specific qualifications to serve as a Trustee other than that no person shall stand for initial election or appointment as a Trustee if such person has already reached the age of 72. The Nominating and Governance Committee Charter includes certain specific qualifications to serve as a Trustee. The Nominating and Governance Committee’s Charter and its Statement of Governance Principles also set forth certain factors that the Nominating and Governance Committee may take into account in considering Trustee candidates and a process for evaluating potential conflicts of interest, which identifies certain disqualifying conflicts. All of the current Trustees are Independent Trustees. Among the attributes or skills common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, Allspring Funds Management, LLC (“Allspring Funds Management” or the “Manager”), sub-advisers, other service providers, counsel and the independent registered public accounting firm, and to exercise effective and independent business judgment in the performance of their duties as Trustees. Each Trustee’s ability to perform his or her duties effectively has been attained through the Trustee’s business, consulting, public service, professional and/or academic positions and through experience from service as a board member of the Trust and the other Trusts in the Fund Complex (and/or in other capacities, including for any predecessor funds), other registered investment companies, public companies, and/or non-profit entities or other organizations. Each Trustee’s ability to perform his or her duties effectively also has been enhanced by his or her educational background, professional training, and/or other life experiences. The specific experience, qualifications, attributes and/or skills that led to the conclusion that a Trustee should serve as a Trustee of the Trusts in the Fund Complex are as set forth below.

William R.  Ebsworth. Mr. Ebsworth has served as a Trustee of the Trusts in the Fund Complex since January 1, 2015. He also served as a trustee of Asset Allocation Trust from 2015 to 2018. From 1984 to 2013, he held positions as an equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc., where he led a team of investment professionals managing client assets. Prior thereto, he served as a Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance

22Money Market Funds

Company. Mr. Ebsworth has served on the Investment Company Institute’s Board of Governors since 2022 and Executive Committee since 2023. He has served as Chair of the Governing Council of the Independent Directors Council since 2024 and served as Vice Chair from 2023 to 2024. He also serves as an Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Foundation (non-profit organization). Mr.  Ebsworth is a CFA® charterholder.

Jane A. Freeman.  Ms. Freeman has served as a Trustee of the Trusts in the Fund Complex since January 1, 2015 and as Chair of the Audit Committee since 2025. Ms. Freeman has been determined by the Board to be an audit committee financial expert as such term is defined in the applicable rules of the SEC. She also served as Chair Liaison from 2018-2024 and as a trustee of Asset Allocation Trust from 2015 to 2018. From 2012 to 2014 and 1999 to 2008, Ms. Freeman served as the Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to joining Scientific Learning, Ms. Freeman was employed as a portfolio manager at Rockefeller & Co. and Scudder, Stevens & Clark. She served as a board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. She also served as a board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and as chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.

Isaiah Harris,  Jr. Mr. Harris has served as a Trustee of the Trusts in the Fund Complex since 2009 and as Chair of the Audit Committee from 2019-2024, and was an Advisory Board Member from 2008 to 2009. He also served as a trustee of Asset Allocation Trust from 2010 to 2018. Mr. Harris serves as a member of the Advisory Board of CEF of East Central Florida. He served as the Chair of the Board of CIGNA Corporation from 2009 to 2021, and director from 2005 to 2008. From 2003 to 2011, Mr. Harris served as a director of Deluxe Corporation. As a director of these and other public companies, he has served on board committees, including governance, audit and compensation committees. Mr. Harris served in senior executive positions, including as president, chief executive officer, vice president of finance and/or chief financial officer, of operating companies for approximately 20 years. Mr. Harris was an Emeritus Member of the Iowa State University Foundation Board of Governors, Emeritus Member of the Advisory Board of Iowa State University School of Business, Advisory Board Member, Palm Harbor Academy (private school), and an Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is also a certified public accountant (inactive status).

Cindy J. Miller. Ms. Miller has served as a Trustee of the Trusts in the Fund Complex since January 1, 2026. She also serves as a member of the Board of Directors for W.W. Grainger, Inc. (since 2024), a publicly-traded company and leading broad line distributor. Previously, Ms. Miller served as Director, President and Chief Executive Officer (from 2019 until her retirement in 2024) and as President and Chief Operating Officer (from 2018 to 2019) of  Stericycle, Inc.,a leading provider of medical waste solutions. Prior thereto, Ms. Miller served as President of Global Freight Forwarding (from 2016 to 2018) and as President of the firm’s European region (from 2013 to 2016) for United Parcel Service, a multinational package delivery and supply chain management company. Ms. Miller has extensive board, senior management, operational, and strategic planning experience from her leadership roles at global, publicly-traded operating companies. She possesses extensive knowledge in the areas of logistics, business transformation and change management, operations management, strategy, safety and international business.

Olivia S. Mitchell. Ms. Mitchell has served as a Trustee of the Trusts in the Fund Complex since 2006 and was a Chair of the Nominating and Governance Committee from 2018 to 2024. She also served as a trustee of Asset Allocation Trust from 2010 to 2018. Ms. Mitchell is the International Foundation of Employee Benefit Plans Professor at the  Wharton School of the University of Pennsylvania, where she is also Professor of Insurance/Risk Management and Business Economics/Policy. She also serves in senior positions with academic and policy organizations that conduct research on pensions, retirement, insurance, risk management, and related topics, including as Executive Director of the Pension Research Council and Director of the Boettner Center on Pensions and Retirement Research, both at the University of Pennsylvania. She has taught on and served as a consultant on economics, insurance, and risk management, served as Department Chair, advised numerous governmental entities, and written numerous articles and books on topics including retirement systems, private and social insurance, and health and retirement policy.

Timothy J. Penny. Mr. Penny has served as a Trustee of the Trusts in the Fund Complex and their predecessor funds since 1996, and Chair of the Board of Trustees since 2018. He also served as a Trustee of Asset Allocation Trust from 2010 to 2018. He served as President and Chief Executive Officer of Southern Minnesota Initiative Foundation, from 2007 to 2025. He serves as Chair of the Economic Club of Minnesota,  since 2026. He has served as Vice Chair of the Economic Club of Minnesota from 2007 to 2025 and as Co-Chair of the Committee for a Responsible Federal Budget since 1995. He also serves as a member of the board of another non-profit organization and served as a Senior Fellow of the University of Minnesota  Humphrey Institute from 1995 to 2017. Mr. Penny was a member of the U.S. House of Representatives for 12 years representing Southeastern Minnesota’s First Congressional District.

James G.  Polisson. Mr. Polisson has served as a Trustee of the Trusts in the Fund Complex since 2018 and as Chair of the Nominating and Governance Committee since 2024. He also served as  an Advisory Board member in 2017. Mr.  Polisson has extensive experience in the financial services industry, including over 15 years in the ETF industry. From 2015 to July 31, 2017, Mr. Polisson was the Chief Marketing Officer of Source (ETF) UK Services, Ltd., one of the largest providers of exchange-traded products in Europe. From 2012 to 2015, Mr. Polisson was Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing firm. Prior to 2012, Mr.

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Polisson was Chief Executive Officer and Managing Director of Russell Investments’ global ETF business from 2010 to 2012. He was also a member of the Board of Trustees of Russell Exchange Traded Funds Trust, where he served as Chairman, President and Chief Executive Officer from 2011 to 2012. Mr. Polisson also served as Chief Marketing Officer for Barclays Global Investors from 2000 to 2010, where he led global marketing for the iShares ETF business.

Brian S.  Shlissel.  Mr.  Shlissel  has served as a Trustee of the Trusts in the Fund Complex since January 1, 2026.Previously, Mr.  Shlissel  served as President and Principal Executive Officer (from 2016 until his retirement in 2025)  of the  J.P. Morgan Funds, and as Managing Director and Chief Administrative Officer of Pooled Vehicles (from 2014 to 2025) at  J.P. Morgan Asset Management. Prior thereto, he served as President and Chief Executive Officer (from 2001 to 2014) and Treasurer and Chief Financial Officer (from 1999 to 2001) for the  Allianz  Global Investors Fund  Complex and  the  PIMCO  Closed-End Funds, and Managing Director and Head of Mutual Fund Services (from 1999 to 2014)  at  Allianz  Global Investors. Mr.  Shlissel  also served as a Director (from 2017 to 2023) and Chair of the  Governance Committee  of the Expect Miracles Foundation, a not-for-profit foundation focused on cancer research, and a Director (from 2023 to 2025) for  NICSA, a not-for-profit asset and wealth management trade association. Mr.  Shlissel  has extensive  senior management experience, including as a fund executive. He possesses extensive knowledge  regarding various  aspects of the asset management industry.

Pamela  Wheelock. Ms. Wheelock has served as a Trustee of the Trusts in the Fund Complex since January 2020 and previously from January 2018 until July 2019. Ms. Wheelock has served as Chair Liaison since 2024 and was an Advisory Board member in 2017.  Ms. Wheelock has more than 25 years of leadership experience in the private, public and nonprofit sectors. She is currently Chair of the Board of Directors of Destination Medical Center Corporation, a member of the Boards of Trustees for the College of Saint Benedict & Saint John’s University and a Board member of the Minnesota Wild Foundation, where she previously served as Executive Vice-President and Chief Financial Officer from 2002-2008. She was Interim President of the McKnight Foundation from January to September 2020. She served as the acting Commissioner of the Minnesota Department of Human Services from July 2019 through September 2019 and as a consultant (part-time) of the Minnesota Department of Human Services from October 2019 through December 2019. Ms. Wheelock was the Chief Operating Officer of Twin Cities Habitat for Humanity from 2017 through 2019. Prior to joining Habitat for Humanity in 2017, Ms. Wheelock was the Vice President of University Services at the University of Minnesota from 2012, where she served as chief operations officer of the University. She also served as Interim President and Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Vice President of the Bush Foundation from 2009 to 2011.

Board of Trustees - Leadership Structure and Oversight Responsibilities

Overall responsibility for oversight of the Trust and the Funds rests with the Board of Trustees. The Board has engaged Allspring Funds Management  to manage the Funds on a day-to day basis. The Board is responsible for overseeing Allspring Funds Management  and other service providers in the operation of the Trust in accordance with the provisions of the 1940 Act, applicable provisions of Delaware law, other applicable laws and the Declaration of Trust. The Board is currently composed of eight members, each of whom is an Independent Trustee. The Board typically conducts regular in-person meetings four times a year and conducts a fifth regular meeting by video conference. In addition, the Board may hold special meetings in person, via telephone, or through video conferencing or informal conference calls to discuss specific matters that may arise or require action between regular meetings. The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.

The Board has appointed an Independent Trustee to serve in the role of Chair. The Chair’s role is to preside at all meetings of the Board and to act as a liaison with respect to governance-related matters with service providers, officers, attorneys, and other Trustees generally between meetings. The Chair may also perform such other functions as may be delegated by the Board from time to time. The Chair of the Board serves for a five-year term, which may be extended with the approval of the Board. The Chair of the Board shall not serve more than two consecutive five-year terms, unless such term limit is waived by the Board. This term limit shall not apply to non-consecutive terms. Timothy Penny serves as Chair of the Board. In order to assist the Chair in maintaining effective communications with the other Trustees and Allspring Funds Management, the Board has appointed a Chair Liaison to work with the Chair to coordinate Trustee communications and to help coordinate timely responses to Trustee inquiries relating to board governance and fiduciary matters. The Chair Liaison serves for a one-year term, which may be extended with the approval of the Board. Except for any duties specified herein or pursuant to the Trust’s charter document, the designation of Chair or Chair Liaison does not impose on such Independent Trustee any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Board generally.

The Board also has established a Nominating and Governance Committee,  an Audit Committee and a Dividend Committee  to assist the Board in the oversight and direction of the business and affairs of the Trust, and from time  to time may establish informal working groups to review and address the policies and practices of the Trust with respect to certain specified matters. The Chairs of the Audit Committee and Nominating and Governance Committee serve for a three-year term, which may be extended with the approval of the Board. The Chairs of the Audit Committee and the Nominating and Governance Committee shall not serve more than two consecutive three-year terms, unless such term limit is waived by the Board. These term limits shall not apply to non-consecutive

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terms. Additionally, the Board has established investment teams to review in detail the performance of each of the Funds, to meet with portfolio managers, and to report back to the full Board. The Board occasionally engages independent consultants to assist it in evaluating initiatives or proposals. The Board believes that the Board’s current leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees of Trustees and the full Board in a manner that enhances effective oversight. The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Trust.

The Funds and Trusts are subject to a number of risks, including investment, compliance, operational, liquidity and valuation risks, among others. Day-to-day risk management functions are subsumed within the responsibilities of Allspring Funds Management, the sub-advisers and other service providers (depending on the nature of the risk), who carry out the Funds’ investment management and business affairs. Each of Allspring Funds Management, the sub-advisers and other service providers have their own, independent approach to risk management, and their policies and methods of carrying out risk management functions will depend, in part, on their individual priorities, resources and controls.

Risk oversight forms part of the Board’s general oversight of the Funds and Trusts and is addressed as part of various Board and Committee activities. The Board recognizes that it is not possible to identify all of the risks that may affect a Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects and that it is necessary for the Funds to bear certain risks (such as investment-related risks) to pursue their goals. As part of its regular oversight of the Trusts, the Board, directly or through a Committee, interacts with and reviews reports from, among others, Allspring Funds Management, sub-advisers, the Chief Compliance Officer of the Funds, the Chief Risk Officer of Allspring Funds Management, the independent registered public accounting firm for the Funds, and internal compliance auditors for Allspring Funds Management  or its affiliates, as appropriate, regarding risks faced by the Funds and relevant risk functions. The Board, with the assistance of its investment teams, also reviews investment policies and risks in connection with its review of the Funds’ performance, and considers information regarding the oversight of liquidity risks from Allspring Funds Management’s investment personnel. The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of the Funds’ compliance program and regularly reports to the Board regarding compliance matters for the Funds and their principal service providers. Allspring Funds Management  has appointed a Chief Risk Officer to enhance the framework around the assessment, management, measurement and monitoring of risk indicators and other risk matters concerning the Funds and develop periodic reporting of risk management matters to the Board. In addition, as part of the Board’s periodic review of the Funds’ advisory, subadvisory and other service provider agreements, the Board may consider risk management aspects of their operations and the functions for which they are responsible.

Allspring Funds Management has been designated by the Board as the valuation designee for the Funds pursuant to Rule 2a-5 under the 1940 Act. In its capacity as valuation designee, Allspring Funds Management performs the fair value determinations relating to any or all Fund investments, subject to Board oversight. Allspring Funds Management has established procedures for the fair valuation of the Fund investments. These procedures address, among other things, determining when market quotations are not readily available or reliable and the methodologies to be used for determining the fair value of investments, as well as the use and oversight of third-party pricing services for fair valuation.

Committees.

As noted above, the Board has established a standing Nominating and Governance Committee, a standing Audit Committee and a standing Dividend Committee to assist the Board in the oversight and direction of the business and affairs of the Trust. The  Nominating and Governance Committee and Audit Committee operate pursuant to charters approved by the Board. The Dividend Committee’s responsibilities were set forth by the Board when it established the Committee. Each Independent Trustee is a member of the Trust’s Nominating and Governance Committee and Audit Committee. The Dividend Committee is comprised of three Independent Trustees.

(1) Nominating and Governance Committee. Except with respect to any trustee nomination made by an eligible shareholder or shareholder group as permitted by applicable law and applicable provisions of the Declaration of Trust and any By-Laws of a Trust, the Committee shall make all nominations for membership on the Board of Trustees of each Trust. The Committee shall evaluate each candidate’s qualifications for Board membership and his or her independence from the Funds’ manager, sub-adviser(s) and principal underwriter(s) and, as it deems appropriate, other principal service providers. James Polisson serves as the chair of the Nominating and Governance Committee.

The  Nominating and Governance Committee has adopted procedures by which a shareholder may properly submit a nominee recommendation for the Committee’s consideration, which are set forth in Appendix A to the Trusts’ Nominating and Governance Committee Charter. The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Trust, to the attention of the Trust’s Secretary, at the address of the principal executive offices of the Trust. The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address, and nationality of the person recommended by the shareholder (the “candidate”), (B) the series (and, if applicable, class) and number of all shares of the Trust owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e),

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and (f ) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the SEC (or the corresponding provisions of any regulation or rule subsequently adopted by the SEC or any successor agency applicable to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Trust (as defined in the 1940 Act) and information regarding the candidate that will be sufficient for the Trust to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Trust’s books; (iv) the series (and, if applicable, class) and number of all shares of the Trust owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the  Nominating and Governance Committee may require the candidate to interview in person or furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve as a Trustee of the Trust. The  Nominating and Governance Committee has full discretion to reject candidates recommended by shareholders, and there is no assurance that any such person properly recommended and considered by the Committee will be nominated for election to the Board. In the event of any conflict or inconsistency with respect to the requirements applicable to a Shareholder Recommendation as between those established in the procedures and those in the By-Laws of a Closed-End Fund, the requirements of the By-Laws of such Closed-End Fund shall control.

The  Nominating and Governance Committee may from time-to-time propose nominations of one or more individuals to serve as members of an “advisory board,” as such term is defined in Section 2(a)(1) of the 1940 Act.

(2) Audit Committee. The Audit Committee oversees the Funds’ accounting and financial reporting policies, including their internal controls over financial reporting; oversees the quality and objectivity of the Funds’ financial statements and the independent audit thereof; and interacts with the Funds’ independent registered public accounting firm on behalf of the full Board and with appropriate officers of the Trust. Jane Freeman  serves as the chair of the Audit Committee.

(3) Dividend Committee. The Board has delegated to the Dividend Committee the responsibility to review and approve certain dividend amount determinations made by a separate committee composed of representatives from Allspring Funds Management and certain sub-advisers (“Management Open-End Dividend Committee”). The Board has delegated to the Management Open-End Dividend Committee the authority to determine periodic dividend amounts subject to certain Board-approved parameters to be paid by each of the Core Plus Bond Fund, Core Plus ETF,  Diversified Income Builder Fund, Emerging Markets Equity Advantage Fund, Income Plus ETF, Income Plus Fund, Managed Account  CoreBuilder® Shares - Series CP, Managed Account CoreBuilder® Share - Series EM, Managed Account CoreBuilder® Shares - Series SP, Real Return Fund and Short-Term Bond Plus Fund. Under certain circumstances, the Dividend Committee must review and consider for approval, as it deems appropriate, recommendations of the Management Open-End Dividend Committee.

The committees met the following number of times during the most recently completed fiscal year:

COMMITTEE NAME	COMMITTEE MEETINGS DURING LAST FISCAL YEAR
Nominating and Governance Committee	4
Audit Committee	7
Dividend Committee	0

Compensation. The Trustees do not receive any retirement benefits or deferred compensation from the Trust or any other member of the Fund Complex. The Trust’s Officers are not compensated by the Trust for their services. Listed below is the compensation that was paid to each current Trustee by a Fund and the Fund Complex for the most recently completed fiscal period:

TRUSTEE	COMPENSATION FROM EACH FUND	TOTAL COMPENSATION FROM THE FUND COMPLEX[1]
William R. Ebsworth	$4,162	$378,750
Jane A. Freeman	$4,514	$410,750
Isaiah Harris, Jr.	$4,162	$378,750
Cindy J. Miller	$896	$81,500
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TRUSTEE	COMPENSATION FROM EACH FUND	TOTAL COMPENSATION FROM THE FUND COMPLEX[1]
Olivia S. Mitchell	$4,162	$378,750
Timothy J. Penny	$5,019	$456,750
James G. Polisson	$4,423	$402,500
Brian S. Shlissel	$896	$81,500
Pamela Wheelock	$4,393	$399,750
1.	As of January 31, 2026, there were 91 series in the Fund Complex.

Beneficial Equity Ownership Information. The following table contains specific information about the dollar range of equity securities beneficially owned by each Trustee as of December 31, 2025 in each Fund and the aggregate dollar range of equity securities in other Funds in the Fund Complex overseen by the Trustees, stated as one of the following ranges: A = $0; B = $1 - $10,000; C = 10,001 - $50,000; D = $50,001 - $100,000; and E = Over $100,000.

FUND	EBSWORTH	FREEMAN	HARRIS	MILLER[1]	MITCHELL	PENNY	POLISSON	SCHISSEL[1]	WHEELOCK
Government Money Market Fund	A	A	A	A	A	A	A	A	A
Money Market Fund	A	A	A	A	E	A	A	A	A
National Tax-Free Money Market Fund	A	A	A	A	A	A	A	A	A
Treasury Plus Money Market Fund	A	A	D	A	A	A	A	A	A
100% Treasury Money Market Fund	A	B	A	A	A	A	A	A	A
Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in Fund Complex[2]	E	E	E	A	E	E	E	A	E
1.	Ms. Miller and Mr. Shlissel each became a trustee of the Fund effective on January 1, 2026. The information presented in this table is as of December 31, 2025, at which time Ms. Miller and Mr. Shlissel were not trustees of the Fund.
2.	Includes Trustee ownership in shares of funds within the entire Allspring Fund Complex consisting of 91 funds as of December 31, 2025.

Ownership of Securities of Certain Entities. As of the calendar year ended December 31, 2025, none of the Independent Trustees and/or their immediate family members owned securities of the investment manager, any sub-advisers, or the distributor, or any entity directly or indirectly controlling, controlled by, or under common control with the manager, any sub-advisers, or the distributor.

Communications with Board Members.  The Board has approved a policy for communications with Board members. Any Shareholder who wishes to send a communication to the Board should send the communication to the Allspring Fund Board of Trustees, 1415 Vantage Park Drive, 3rd Floor, Charlotte, North Carolina 28203. The communication must be in writing signed by the shareholder and it must include: (i) the name(s) and address of the Fund shareholder; (ii) the number of shares owned by the shareholder; and (iii) the name of the Fund(s) (and, if applicable, class(es)) which issued the shares held by the shareholder. If a Shareholder wishes to send a communication directly to an individual Trustee or to a committee of the Board of Trustees, the communication should be specifically addressed to such individual Trustee or committee and sent to the above address.

MANAGER AND OTHER SERVICE PROVIDERS

Manager and Class-Level Administrator

Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager and class-level administrator for the Funds.  Allspring Funds Management  provides advisory and Fund-level administrative services to the Funds under an investment management agreement (the “Management Agreement”) and provides class-level administrative services to the Funds under a class-level administration agreement (the “Class-Level Administration Agreement”). Under the Management Agreement, Allspring Funds Management  is responsible for, among other services, (i) implementing the investment objectives and strategies of the Funds, (ii) supervising the applicable Sub-Adviser(s), (iii) providing Fund-level administrative services in connection with the Funds’ operations, (iv) developing and implementing procedures for monitoring compliance with regulatory requirements and compliance with the Funds’ investment objectives, policies and restrictions, and (v) providing any other Fund-level administrative services reasonably necessary for the operation of the Funds other than those services that are provided by the Funds’ transfer and dividend disbursing agent, custodian, and fund accountant. Allspring Funds Management  also furnishes office space and certain facilities required for conducting the Funds’ business together with ordinary clerical and bookkeeping services.

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Under the Class-Level Administration Agreement, Allspring Funds Management  is responsible for, among other services, (i) coordinating, supervising and paying the applicable transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers, (ii) coordinating the preparation and filing of registration statements, notices, shareholder reports and other information materials, including prospectuses, proxies and other shareholder communications for a class, (iii) receiving and tabulating class-specific shareholder votes, (iv) reviewing bills submitted to a Fund and, upon determining that a bill is appropriate, allocating amounts to the appropriate classes thereof and instructing the Funds’ custodian to pay such bills, and (v) assembling and disseminating information concerning class performance, expenses, distributions and administration. Allspring Funds Management  has agreed to pay all of the Funds’ fees and expenses for services provided by the Funds’ transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers out of the fees it receives pursuant to the Class-Level Administration Agreement.

As compensation for its services under the Management Agreement, Allspring Funds Management  is entitled to receive a monthly fee at the annual rates indicated below of each Fund’s average daily net assets:

FUND	FEE
Government Money Market Fund National Tax-Free Money Market Fund Treasury Plus Money Market Fund 100% Treasury Money Market Fund	First $5B Next $5B Next $5B Next $85B Over $100B	0.150% 0.140% 0.130% 0.125% 0.120%
Money Market Fund	First $5B Next $5B Next $15B Over $25B	0.20% 0.19% 0.18% 0.17%

Management Fees Paid. The amounts shown below reflect fees paid to and waived by Allspring Funds Management  under the Management Agreement for the past three fiscal years or periods.

Management Fees Paid
FUND/FISCAL YEAR OR PERIOD	MANAGEMENT FEES PAID	MANAGEMENT FEES WAIVED
January 31, 2026
Government Money Market Fund	$162,068,240	$0
Money Market Fund	$47,387,997	$23,822,234
National Tax-Free Money Market Fund	$1,861,510	$994,758
Treasury Plus Money Market Fund	$42,753,640	$0
100% Treasury Money Market Fund	$22,629,677	$2,085,595
January 31, 2025
Government Money Market Fund	$149,213,907	$0
Money Market Fund	$42,457,323	$20,933,059
National Tax-Free Money Market Fund	$1,814,203	$871,398
Treasury Plus Money Market Fund	$38,651,272	$0
100% Treasury Money Market Fund	$20,464,016	$3,223,393
January 31, 2024
Government Money Market Fund	$133,428,829	$66,303
Money Market Fund	$30,129,901	$14,523,882
National Tax-Free Money Market Fund	$1,464,778	$508,079
Treasury Plus Money Market Fund	$34,881,085	$131,428
100% Treasury Money Market Fund	$18,391,432	$2,876,706

For providing class-level administrative services to the Funds pursuant to the Class-Level Administration Agreement, including paying the  Funds’ fees and expenses for services provided by the  Funds’ transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers, Allspring Funds Management  is entitled to receive an annual fee at the rates indicated below, as a percentage of the total net assets of each Class:

CLASS-LEVEL ADMINISTRATOR FEE
Share Class	% of Total Net Assets
Class A	0.20%
Class C	0.20%
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CLASS-LEVEL ADMINISTRATOR FEE
Administrator Class	0.10%
Institutional Class	0.08%
Premier Class	0.08%
Roberts & Ryan Class	0.08%
Select Class	0.04%
Service Class	0.12%
Sweep Class	0.03%
Tribal Inclusion Class	0.06%

Administrative Service Fees Paid. The amounts shown below reflect fees paid to and waived by Allspring Funds Management  under the Class-Level Administration Agreement for the past three fiscal years or periods.

Administrative Service Fees Paid
FUND/FISCAL YEAR OR PERIOD	ADMINISTRATIVE SERVICE FEES PAID	ADMINISTRATIVE SERVICE FEES WAIVED
January 31, 2026
Government Money Market Fund	$39,311,171	$29,946,846
Money Market Fund	$15,865,403	$16,252,646
National Tax-Free Money Market Fund	$1,509,119	$110,596
Treasury Plus Money Market Fund	$16,208,206	$8,346,468
100% Treasury Money Market Fund	$15,160,472	$1,813,093
January 31, 2025
Government Money Market Fund	$34,995,373	$28,815,636
Money Market Fund	$11,861,600	$16,588,435
National Tax-Free Money Market Fund	$1,344,718	$209,828
Treasury Plus Money Market Fund	$14,747,941	$7,736,317
100% Treasury Money Market Fund	$15,231,405	$845,423
January 31, 2024
Government Money Market Fund	$30,234,785	$27,140,871
Money Market Fund	$943,930	$18,897,809
National Tax-Free Money Market Fund	$1,071,495	$124,188
Treasury Plus Money Market Fund	$13,210,770	$7,526,227
100% Treasury Money Market Fund	$13,496,266	$753,539

General.  Each Fund’s Management Agreement will continue in effect  for an initial two-year term and thereafter annually  provided that after the initial two-year term the continuance is approved annually (i) by the holders of a majority of the respective Fund’s outstanding voting securities or by the Board and (ii) by a majority of the Trustees who are not parties to the Management Agreement or “interested persons” (as defined under the 1940 Act) of any such party. The Management Agreement may be terminated at any time by vote of the Board or by vote of a majority of a Fund’s outstanding voting securities, or by Allspring Funds Management on 60 days’ written notice. It will terminate automatically if assigned.

For  each Fund, the Class-Level Administration Agreement will continue in effect provided the continuance is approved annually by the Board, including a majority of the Trustees who are not “interested persons” (as defined under the 1940 Act) of any party to the Class-Level Administration Agreement. The Class-Level Administration Agreement may be terminated on 60 days’ written notice by either party.

Fund Expenses. From time to time, service providers to a Fund, including Allspring Funds Management  and/or its affiliates, may contractually agree to waive fees from a Fund in whole or in part. In addition, such service providers may voluntarily waive and/or not  accrue  for all or a portion of any fees to which they are  entitled and/or reimburse certain expenses as they may determine from time to time. A Funds’ service providers may  discontinue or modify these voluntary actions at any time without notice. Any such  contractual or voluntary waiver will reduce expenses and, accordingly, have a favorable impact on a Fund’s performance. Such contractual and voluntary waivers may differ depending on share class. To the extent that expenses to which a service provider would otherwise be entitled to are not accrued for, this may lead to a difference in the gross expense ratio shown in a Fund’s prospectus and reported in the Fund’s financial statements.

Money Market Funds29

Except for the expenses borne by Allspring Funds Management, the Trust bears all costs of its operations, including the compensation of  the Independent  Trustees; investment management, shareholder services and class-level administrative fees; payments pursuant to any 12b-1 Plan; interest charges; taxes; fees and expenses of its independent auditors, legal counsel, transfer agent and distribution disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a 12b-1 Plan), shareholders’ reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues (including membership dues in the Investment Company Institute allocable to a Fund); brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of  a Fund; expenses of shareholders’ meetings; expenses relating to the issuance, registration and qualification of  a Fund’s shares; pricing services, organizational expenses and any extraordinary expenses. Expenses attributable to  a Fund are charged against the Fund’s assets. General expenses of the Trust are allocated among all of the series of the Trust, including the Funds, in a manner proportionate to the net assets of each Fund, on a transactional basis, or on such other basis as the Board deems equitable.

Sub-Adviser

Allspring Funds Management  has engaged Allspring Global Investments, LLC (“Allspring Investments”) to serve as a sub-adviser to the Funds (the “Sub-Adviser”). Subject to the direction of the Trust’s Board and the overall supervision and control of Allspring Funds Management  and the Trust, the Sub-Adviser provides day-to-day portfolio management services to the Funds.  Allspring Funds Management  may, from time to time and with the approval of the Board of Trustees, allocate and reallocate services provided by and fees paid to Allspring Investments.

For providing  sub-advisory services to the Funds, the Sub-Adviser is entitled to receive monthly fees at an annual rate based on  each Fund’s average daily net assets. The Sub-Adviser is compensated for its services by Allspring Funds Management from the fees Allspring Funds Management receives for its services as manager to the Funds.

Distributor and Shareholder Servicing Agent

Allspring Funds Distributor, LLC  (the “Distributor”), an affiliate of Allspring Funds Management  located at 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203, serves as the distributor to the Allspring Funds. John Kenney, who serves as President of the Allspring Funds, also serves as Manager of the Distributor.

Each Fund has adopted a distribution plan (the “12b-1 Plan”) pursuant to Rule 12b-1 under the 1940 Act (the “Rule”) for the classes of shares listed in the table below. The 12b-1 Plan was adopted by the Board, including a majority of the Trustees who were not “interested persons” (as defined under the 1940 Act) of the Fund and who had no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreement related to the 12b-1 Plan (the “Non-Interested Trustees”).

Under the 12b-1 Plan and pursuant to the related Distribution Agreement, each applicable class pays the Distributor, on a monthly basis, an annual fee up to the amount indicated in the table. The Distributor may retain any portion of the total distribution fee to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses. The Distributor’s distribution-related revenues from the 12b-1 Plan may be more or less than distribution-related expenses incurred during the period.

FUND	CLASS C	SWEEP CLASS
Government Money Market Fund	N/A	0.10%
Money Market Fund	0.75%	N/A
National Tax-Free Money Market Fund	N/A	N/A
Treasury Plus Money Market Fund	N/A	N/A
100% Treasury Money Market Fund	N/A	N/A

For the fiscal year ended January 31, 2026, the Funds paid the Distributor the following fees for distribution-related services.

Distribution Fees
FUND	TOTAL DISTRIBUTION FEE PAID BY FUND	COMPENSATION PAID TO DISTRIBUTOR	COMPENSATION TO BROKER/DEALERS
Government Money Market Fund
Sweep	$906,978	($326)	$907,304
Money Market Fund
Class C	$4,138	$210	$3,928
30Money Market Funds

General. The 12b-1 Plan and Distribution Agreement will continue in effect from year to year if such continuance is approved at least annually by vote of a majority of both the Trustees and the Non-Interested Trustees. The Distribution Agreement will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, on not less than 60 days’ written notice, by the Trust’s Board, by a vote of a majority of the outstanding voting securities of the Fund or by the Distributor.   The 12b-1 Plan may not be amended to increase materially the amounts payable thereunder by the relevant class of a Fund without approval by a vote of a majority of the outstanding voting securities of such class, and no material amendment to the 12b-1 Plan shall be made unless approved by vote of a majority of both the Trustees and Non-Interested Trustees. The 12b-1 Plan provides that, if and to the extent any shareholder servicing payments are deemed to be payments for the financing of any activity primarily intended to result in the sale of Fund shares, such payments are deemed to have been approved under the 12b-1 Plan.

Servicing Agent

Each Fund has adopted a Shareholder Servicing Plan (the “Servicing Plan”) for its Class A, Class C, Service Class, Sweep Class and Administrator Class shares, as applicable, and has entered into a related Shareholder Servicing Agreement with the Distributor and Allspring Funds Management. Under this agreement, the Distributor and Allspring Funds Management are authorized to provide or engage third parties to provide, pursuant to an Administrative and Shareholder Services Agreement, shareholder support services. For providing these services, the Distributor, Allspring Funds Management and third parties are entitled to an annual fee from the applicable class of the Fund of up to 0.10% of the average daily net assets of the Administrator Class shares, and up to 0.25% of the average daily net assets of the Class A, Class C, Service Class and Sweep Class shares, of the average daily net assets of such class owned of record or beneficially by their customers.

General. The Servicing Plan will continue in effect from year to year if such continuance is approved by vote of a majority vote of both the Trustees and the Non-Interested Trustees. No material amendment to the Servicing Plan may be made except by such a vote.

Underwriting Commissions

The Distributor serves as the principal underwriter distributing securities of the  Funds on a continuous basis.

For the fiscal periods listed below, the aggregate amounts of underwriting commissions paid to and retained by the Distributor are as follows:

Underwriting Commissions Paid
FUND/FISCAL YEAR OR PERIOD	AGGREGATE TOTAL UNDERWRITING COMMISSIONS	UNDERWTITING COMMISSIONS RETAINED
January 31, 2026
Government Money Market Fund	$0	$0
Money Market Fund	$0	$0
National Tax-Free Money Market Fund	$0	$0
Treasury Plus Money Market Fund	$0	$0
100% Treasury Money Market Fund	$0	$0
January 31, 2025
Government Money Market Fund	$42	$42
Money Market Fund	$0	$0
National Tax-Free Money Market Fund	$0	$0
Treasury Plus Money Market Fund	$0	$0
100% Treasury Money Market Fund	$0	$0
January 31, 2024
Government Money Market Fund	$0	$0
Money Market Fund	$1,460	$1,460
National Tax-Free Money Market Fund	$0	$0
Treasury Plus Money Market Fund	$0	$0
100% Treasury Money Market Fund	$0	$0

Custodian and Fund Accountant

State Street Bank and Trust Company (“State Street”), located at, One  Congress Street Boston, Massachusetts 02114, acts as Custodian and fund accountant for the Funds. As Custodian, State Street, among other things,

Money Market Funds31

maintains a custody account or accounts in the name of each Fund, handles the receipt and delivery of securities, selects and monitors foreign sub-custodians as the Fund’s global custody manager, determines income and collects interest on each Fund’s investments and maintains certain books and records. As fund accountant, State Street is responsible for calculating each Fund’s daily net asset value per share and for maintaining its portfolio and general accounting records. For its services, State Street is entitled to receive certain transaction fees, asset-based fees and out-of-pocket costs.

Transfer and Distribution Disbursing Agent

SS&C GIDS, Inc. (“SS&C GIDS”), located at 1055 Broadway Boulevard, Kansas City, Missouri 64105, acts as transfer and distribution disbursing agent for the Allspring Funds. For providing such services, SS&C  GIDS is entitled to receive fees from the Administrator.

Independent Registered Public Accounting Firm

KPMG LLP, an independent registered public accounting firm with its office at Two Financial Center, 60 South Street, Boston, Massachusetts, 02111, serves as the independent registered public accounting firm for the  Funds. KPMG LLP performs an annual audit of the Funds’ financial statements. Reports of its activities are provided to the Board.

Code of Ethics

The Fund Complex, Allspring Funds Management, the Distributor and each Sub-Adviser each has adopted a code of ethics which contains policies on personal securities transactions by “access persons” as defined in each of the codes. These policies comply with Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940, as applicable. Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements. To facilitate enforcement, the codes of ethics generally require that an access person submit reports to a designated compliance person regarding personal securities transactions. The codes of ethics for the Fund Complex,  Allspring Funds Management, the Distributor and each Sub-Adviser are on public file with, and are available from, the SEC.

Proxy Voting Policies and Procedures

The Trusts have adopted policies and procedures for the Funds (“Fund Proxy Voting Procedures”) that are used to determine how to vote proxies relating to portfolio securities held by the Funds of the Trusts. The Fund Proxy Voting Procedures are designed to ensure that proxies are voted in the best interests of Fund shareholders, without regard to any relationship that any affiliated person of a Fund (or an affiliated person of such affiliated person) may have with the issuer of the security and with the goal of maximizing value to shareholders consistent with governing laws and the investment policies of each Fund. While securities are not purchased to exercise control or to seek to effect corporate change through share ownership activism, the Funds support sound corporate governance practices within companies in which they invest. The Board of the Trusts has delegated the responsibility for voting proxies relating to the Funds’ portfolio securities to Allspring Funds Management. Allspring Funds Management utilizes the Allspring Global Investments Proxy Voting Policies and Procedures, included below, to ensure that proxies relating to the Funds’ portfolio securities are voted in shareholders’ best interests.

Allspring Global Investments Proxy Voting Policies and Procedures

Introduction

Allspring Stewardship
As a fiduciary, Allspring is committed to effective stewardship of the assets we manage on behalf of our clients in our active investment strategies. To us, good stewardship reflects responsible, active ownership and includes both engaging with issuers  and voting proxies in a manner that we believe will maximize the long-term value of our clients’ investments.

Scope
These Proxy Voting Policies and Procedures (“Policies and Procedures”) set forth how we exercise voting rights on behalf of clients that have delegated proxy voting authority to any of the following Allspring advisory entities:

•	Allspring Global Investments, LLC

•	Allspring Funds Management, LLC

•	Allspring Global Investments (UK) Limited

•	Allspring Global Investments Luxembourg S.A

•	Allspring Global Investments (Singapore) Pte. Ltd

•	Galliard Capital Management, LLC

Voting Philosophy

Allspring has adopted these Policies and Procedures to ensure that proxies are voted in the best interests of clients, without regard to any relationship that Allspring or its affiliates may have with proxy issuers. Allspring exercises its voting responsibility as a fiduciary with the goal of maximizing the long-term value of our clients’ investments consistent with governing laws and the investment policies of each client. While securities are not purchased to exercise control or to seek to effect corporate change through share ownership activism, Allspring supports sound corporate governance practices at companies in which client assets are invested.

32Money Market Funds

Governance and Administration

Proxy Governance Committee
Allspring’s Proxy Governance Committee (“PGC”) is responsible for overseeing the proxy voting process to ensure its implementation in conformance with these Policies and Procedures. PGC reviews the Policies and Procedures at least annually. PGC may delegate certain powers and responsibilities to proxy voting working groups. PGC reviews and, in accordance with these Policies and Procedures, votes on issues that have been escalated from proxy voting working groups.

PGC Meetings
The Allspring Proxy Governance Committee shall convene or act through written consent, including through the use of electronic systems of record, of a majority of Allspring Proxy Governance Committee members as needed and when discretionary voting determinations need to be considered. Any working group of the Allspring Proxy Governance Committee shall have the authority on matters delegated to it to act by vote or written consent, including through the use of electronic systems of record, of a majority of the working group members available at that time. The Allspring Proxy Governance Committee shall also meet quarterly to review the Policies and Procedures.

PGC Membership
PGC voting members are identified in the Allspring Proxy Charter. Changes to the membership of PGC will be made only with approval of PGC.

Proxy Due Diligence Working Group
PGC has delegated responsibility to the Proxy Voting Due Diligence Working Group (”DDWG”) to review and recommend votes on certain proxy matters as outlined in the procedures below.

Proxy Administration
Allspring’s Stewardship Team (“Stewardship”) is responsible for administering the proxy voting process to ensure its implementation consistent with these Policies and Procedures. Stewardship monitors Allspring’s third party proxy voting vendor to ensure proxy voting is being done in a timely and accurate manner. Stewardship regularly reviews these Policies and Procedures and recommends revisions as necessary. Stewardship is also responsible for monitoring the potential conflicts of interest disclosed by the proxy voting vendor.

Third-Party Proxy Voting Vendor
Allspring has retained a third-party proxy voting vendor, Institutional Shareholder Services Inc. (“ISS”), to assist in the implementation of certain proxy voting-related functions, including: 1) providing research and recommendations on proxy matters, 2) providing technology to facilitate the sharing of ISS research, 3) voting proxies in accordance with Allspring’s instructions, and 4) handling various administrative and reporting items.

Proxy Voting Procedures

Allspring’s proxy voting process emphasizes engagement with Portfolio Management in order to leverage their knowledge of issuers. While Allspring’s process follows a systematic approach to arrive at a recommended vote, Portfolio Management is given the opportunity to review and override voting recommendations (with documented justification).

Unless otherwise required by applicable law1 and absent a Portfolio Management override, proxy matters are generally voted in accordance with  Allspring’s voting policy at ISS designed to implement Allspring’s custom  enhancements to the  ISS Global Benchmark Proxy Voting Policy2, as discussed in more detail below under

“Allspring Proxy Voting Guidelines.”3 However, two types of proxy matters are subject to additional review:

01 Any proxy matters deemed of “high importance”[4] (e.g., proxy contests, mergers, and acquisitions) where ISS opposes the recommendations of issuer management will be referred to Portfolio Management for case-by-case review and vote determination.

02 Any proxy matters involving environmental or social issues where ISS opposes the recommendations of issuer management are reviewed by DDWG. If DDWG recommends a vote against issuer management, the recommendation is referred to Portfolio Management[5] for case-by-case review and vote determination.

“High importance” and environmental and social proxy matters on which ISS supports the recommendations of issuer management are generally voted with issuer management, absent Portfolio Management feedback to the contrary.

Index Strategies
Certain client accounts employ strategies that seek to replicate the returns of an index (“Index Strategies”). Given the absence of fundamental research on positions held only in Index Strategies, Allspring will not vote proxies for positions held only in such strategies; provided that Allspring generally will vote proxies on a “high importance” matter where Allspring has a significant ownership level that increases the potential for its vote to be determinative on the matter.

1.	Where provisions of the Investment Company Act of 1940 (the “1940 Act”) specify the manner in which items for any third party registered investment companies (e.g., mutual funds, exchange-traded funds and closed-end funds) and business development companies (as defined in Section 2(a)(48) of the
Money Market Funds33

1940 Act) (“Third Party Fund Holding Voting Matters”) held by Allspring-managed funds, Allspring shall vote the Third Party Fund Holding Voting Matter on behalf of such funds accordingly.
2.	The term “ISS Global Benchmark Policy” means the combination of ISS regional benchmark policies.
3.	As directed by certain clients, Allspring applies other ISS guidelines (e.g., ISS Taft-Hartley Guidelines) or custom proxy guidelines provided by the client.
4.	The term “high importance” is defined as those items designated Proxy Level 6 or 5 by ISS, which include proxy contests, mergers, and other reorganizations.
5.	Certain Allspring client accounts employ quantitative strategies that utilize fundamental research to a lesser extent than other actively-managed Allspring strategies. In the event that a security is held only in these accounts, environmental and social proxy matters are generally reviewed and voted by DDWG.

Allspring Proxy Voting Guidelines

The following reflects  Allspring’s Proxy Voting Guidelines in effect as of the date of these Policies and Procedures.

We believe that Boards of Directors of issuers  should have strong, independent leadership and should adopt structures and practices that enhance their effectiveness. We recognize that the optimal board size and governance structure can vary by company size, industry, region of operations, and circumstances specific to the company.

•	We generally vote for the election of Directors in uncontested elections. We reserve the right to vote on a case-by-case basis when directors fail to meet their duties as a board member, such as failing to act in the best economic interest of shareholders; failing to maintain independent audit, compensation, nominating committees; and failing to attend at least 75% of meetings, etc.

•	We generally vote for an independent board that has a majority of outside directors who are not affiliated with the top executives and have minimal or no business dealings with the company to avoid potential conflicts of interest.

•	In general, we believe Directors serving on an excessive number of boards could result in time constraints and an inability to fulfill their duties. For Chief Executive Officers, we allow for no more than one outside directorship and for directors at large of operating companies, no more than four in total.
We generally support adopting a declassified board structure for public operating and holding companies. We reserve the right to vote on a case-by-case basis when companies have certain long-term business commitments.

•	We generally support annual election of directors of public operating and holding companies. We reserve the right to vote on a case-by-case basis when companies have certain long-term business commitments.

•	We believe a well-composed board should seek members with a breadth of experiences, perspectives and skillsets in order to create the diversity of thought needed to ensure constructive debate in the boardroom. To this end, we support fulsome disclosure of a board’s process for building, assessing and maintaining an effective board, which should include a description of the range of skills, professional experience and personal characteristics (such as age, gender and/or race/ethnicity) represented on the board. We believe a board’s composition should comply with the requirements of any relevant market-specific governance frameworks and be consistent with market norms in the market in which the company is listed. To the extent that a board’s composition is inconsistent with such requirements or differs from prevailing market norms, we expect the company to disclose the board’s rationale for such differences and any anticipated actions to address them. On a case-by-case basis, our assessment of this disclosure may affect our willingness to support the chair of the nominations committee.

We believe it is the responsibility of the Board of Directors to create, enhance, and protect shareholder value and that companies should strive to maximize shareholder rights and representation.

•	We believe that companies should adopt a one-share, one-vote standard and avoid adopting share structures that create unequal voting rights among their shareholders. We will normally support proposals seeking to establish that shareholders are entitled to voting rights in proportion to their economic interests.

•	We believe that directors of public operating and holding companies be elected by a majority of the shares voted. We reserve the right to vote on a case-by-case basis when companies have certain long-term business commitments. This ensures that directors of public operating and holding companies who are not broadly supported by shareholders are not elected to serve as their representatives. We will normally support proposals seeking to introduce bylaws requiring a majority vote standard for director elections.

•	We believe a simple majority voting standard should be required to pass proposals. We will normally support proposals seeking to introduce bylaws requiring a simple majority vote.
We believe that shareholders who own a meaningful stake in the company and have owned such stake for a sufficient period of time should have, in the form of proxy access, the ability to nominate directors to appear on the management ballot at shareholder meetings. In general, we support market-standardized proxy access proposals, and we will analyze them based on various criteria such as threshold ownership levels, a minimum holding period, and the % and/or number of directors that are subject to nomination.

•	We believe that shareholders should have the right to call a special meeting and not wait for company management to schedule a meeting if there is sufficiently high shareholder support for doing so on issues of substantial importance. In general, we support the right to call a special meeting with a threshold of 15%-25% of shareholder support as we believe it is a reasonable threshold of shareholders and a hurdle high enough to also avoid the waste of corporate resources for narrowly supported interests.

General Guidelines on Shareholder Proposals
When evaluating shareholder proposals, we consider their materiality to the company and relationship to long-term value generation and/or risk management in light of the company’s business model and specific operating context.

34Money Market Funds

For instance, certain social issues, such as employee safety, workforce engagement and human rights (including with respect to a company’s supply chain), can affect companies’ long-term prospects for success. Furthermore, certain environmental issues can present investment risks and opportunities that can impact a company’s long-term financial success.

If the issue is deemed material to the company, we then consider salient factors to inform our votes, such as the overall value of any report or other disclosure requested by a proposal, best-in-class practices by peer group companies and best practices in the applicable sector. We will generally avoid supporting proposals that are overly prescriptive, taking into account the current policies, practices, disclosures and regulatory obligations of the company, among other considerations. We generally favor shareholder proposals that improve transparency, as it allows our investment professionals to better understand a company’s risks and opportunities and its long-term value drivers.

Closed-End Funds
We recognize that many exchange-listed closed-end funds (“CEFs”) have adopted particular corporate governance practices that deviate from certain policies set forth in these Policies and Procedures. We believe that the distinctive structure of CEFs can provide important benefits to investors but leaves CEFs uniquely vulnerable to short-term oriented activist investors. Thus, to protect the interests of their shareholders, many CEFs have adopted measures to defend against attacks from activist investors. As such, in light of the unique nature of CEFs and their differences in corporate governance practices from operating companies, we will consider on a case-by-case basis proposals involving the adoption of defensive measures by CEFs. This is consistent with our approach to proxy voting that recognizes the importance of case-by-case analysis to ensure alignment with investment team views and voting in accordance with the best interests of shareholders.

Practical Limitations to Proxy Voting
While Allspring uses its reasonable best efforts to vote proxies, in certain circumstances, it may be impractical or impossible for Allspring to vote proxies (e.g., limited value or unjustifiable costs). One such instance is “share blocking.”

Proxy voting in certain countries requires share blocking, which requires shareholders wishing to vote their proxies to deposit their shares with a designated depository before the date of the meeting. Consequently, the shares may not be sold in the period preceding the proxy vote. Absent compelling reasons, Allspring believes that the benefit derived from voting these shares is outweighed by the burden of limited trading. Therefore, if share blocking is required in certain markets, Allspring will not participate and will refrain from voting proxies for those clients impacted by share blocking.

Securities on Loan
Clients may have securities lending programs and instruct Allspring to endeavor to recall securities on loan to facilitate proxy voting on their behalf. With respect to proxies for loaned securities, if Stewardship is aware of a high importance matter expected on a proxy in time to recall the security, the security will generally be recalled for voting.

Conflicts of Interest
As a fiduciary to our clients, Allspring seeks to identify and mitigate conflicts of interest that may arise as a result of its proxy voting activities. Allspring may have a conflict of interest regarding a proxy to be voted upon if, for example, Allspring or its affiliates have other relationships with the issuer of the proxy (e.g., if the issuer is a corporate pension fund client of Allspring). When PGC becomes aware of such a conflict of interest, it takes steps to mitigate the conflict by using any of the following methods:

•	Instructing ISS to vote in accordance with its recommendation

•	Disclosing the conflict to the relevant client and obtaining its consent before voting

•	Submitting the matter to the relevant client to exercise its authority to vote on such matter

•	Engaging an independent fiduciary who will direct the vote on such matter

•	Voting in proportion to other shareholders (“mirror voting”)

Finally, Allspring is a private company and controlling interest which is owned by certain private funds managed by GTCR LLC, a private equity firm (“GTCR”). These funds and other funds managed by GTCR also have ownership interests in other companies in which Allspring invests on behalf of its clients. Allspring manages this potential conflict of interest by defaulting all voting of any proxies issued by such companies to the ISS recommendation.

Records Retention
The Stewardship Team will maintain the following records relating to the implementation of the Policies and Procedures:

•	A copy of these Policies and Procedures

•	Proxy statements received for client securities (which ISS maintains on behalf of Allspring)

•	Records of votes cast on behalf of funds and separate account clients (which ISS maintains on behalf of Allspring)

•	Records of each written client request for proxy voting records and Allspring’s written response to any client request (written or oral) for such records

Money Market Funds35

•	Any documents prepared by Allspring or ISS that were material to making a proxy voting decision

Such proxy voting books and records shall be maintained for a period of six years.

Disclosure of Policies and Procedures and Voting Results

These Policies and Procedures or a summary thereof are disclosed on  Allspring’s website and as required in relevant regulatory documents.

Upon client request, Allspring will provide clients with proxy statements and any records as to how Allspring voted proxies on their behalf. Clients may contact their relationship manager, call Allspring at 1-866-259-3305 or e-mail:  allspring.clientadministration@allspringglobal.com to request a record of proxies voted on their behalf.

Allspring discloses proxy voting results in periodic regulatory reports as required by applicable law. In addition, Allspring may disclose high-level proxy voting statistics in materials on its website. Allspring does not disclose to any issuer or third party how its separate account client proxies are voted.

Policies and Procedures for Disclosure of Fund Portfolio Holdings

I. Scope of Policies and Procedures. The following policies and procedures (the “Procedures”) govern the disclosure of portfolio holdings and any ongoing arrangements to make available information about portfolio holdings for the separate series of Allspring Funds Trust (“Funds Trust”), Allspring Master Trust (“Master Trust”), Allspring Variable Trust (“Variable Trust”; together with Funds Trust and Master Trust, the “Mutual Fund Trusts”), and Allspring Exchange-Traded Funds Trust (“ETF Trust”) (each of Funds Trust, Master Trust, Variable Trust and the ETF Trust are referred to collectively herein as the “Funds” or individually as the “Fund”) now existing or hereafter created.

II. Disclosure Philosophy. The Funds have adopted these Procedures to ensure that the disclosure of a Fund’s portfolio holdings is accomplished in a manner that is consistent with a Fund’s fiduciary duty to its shareholders. For purposes of these Procedures, the term “portfolio holdings” means the stock, bond and derivative positions held by a Fund and includes the cash investments held by the Fund. For exchange-traded funds, “portfolio holdings” means the securities, assets or other positions held by the exchange-traded fund.

Under no circumstances shall  Allspring Funds Management, LLC (“Allspring Funds Management”), Allspring Global Investments (“Allspring”) or the Funds receive any compensation in return for the disclosure of information about a Fund’s portfolio holdings or for any ongoing arrangements to make available information about a Fund’s portfolio holdings.

III. Disclosure of Fund Portfolio Holdings.

Mutual Fund Trusts:

The complete portfolio holdings and top ten holdings information referenced below (except for the Funds of Master Trust (“Master Portfolios”) and Funds of Variable Trust) will be available on the Funds’ website until updated for the next applicable period. Allspring Funds Management  may withhold any portion of a Fund’s portfolio holdings from online disclosure when deemed to be in the best interest of the Fund. Once holdings information has been posted on the website, it may be further disseminated without restriction.

A. Complete Holdings. The complete portfolio holdings for each Fund (except for Money Market Funds and Alternative Fund and Master Portfolios) shall be made publicly available monthly on the Funds’ website (www.allspringglobal.com), on a 15-day delayed basis. Money Market Fund portfolio holdings shall be made publicly available daily on the Funds’ website, on a 1-day delayed basis. In addition to the foregoing, each Money Market Fund shall post on its website such portfolio holdings and other information required by Rule 2a-7 under the Investment Company Act of 1940, as amended (the “1940 Act”). The categories of information included on the website may differ slightly from what is included in the Funds’ financial statements.

B. Top Ten Holdings. Top ten holdings information (excluding derivative positions and affiliated Money Market Funds) for each Fund (except for Money Market Funds, Alternative Fund and Master Portfolios) shall be made publicly available on the Funds’ website on a monthly, five-day or more delayed basis.

C. Fund of Funds Structures.
1. The underlying funds held by a Fund that operates as a fund of funds and invests exclusively in multiple affiliated underlying funds or multiple unaffiliated underlying funds or in a combination of affiliated and unaffiliated underlying funds (“fund of funds”) shall be posted to the Funds’ website on a monthly, 15-day delayed basis.
2. A change to the underlying funds held by a fund of funds or changes in fund of funds’ target allocations between or among its fixed-income and/or equity investments may be posted to the Funds’ website simultaneous with the occurrence of the change.

D. Specified Alternative Fund.
The following holdings disclosure policy applies to the Allspring Alternative Risk  Premia Fund (the “Alternative Fund”):
1. Complete Holdings as of Fiscal Quarter Ends. As of each fiscal quarter end, each Alternative Fund’s complete portfolio holdings shall be made publicly available quarterly on the Funds’ website, on a 15-day delayed basis.
2. Holdings as of Other Month Ends. As of each month end other than a month end that coincides with a fiscal

36Money Market Funds

quarter end, each Alternative Fund shall make publicly available monthly on the Funds’ website, on a 15-day delayed basis, the following: (i) all portfolio holdings held long other than any put options; (ii) portfolio holdings held short other than short positions in equity securities of single issuers and investment companies; and (iii) the aggregate dollar value of equity securities of single issuers and investment companies held short.
3. Top Ten Holdings. Each Alternative Fund shall make publicly available on the Funds’ website on a monthly, five-day or more delayed basis information about its top ten long holdings (excluding derivatives positions and affiliated Money Market Funds).

E. Master Portfolios.
1. The complete portfolio holdings of Master Portfolios, including those Master Portfolios held by Funds that operate as a feeder fund in a master-feeder fund structure, shall be posted to the Funds’ website on a monthly, 15-day delayed basis.

ETF Trust:

With respect to those Funds in the ETF Trust that rely on Rule 6c-11 under the 1940 Act, each Fund will adhere to the requirements of such rule, and the Rule 6c-11 Policy, with respect to required holdings disclosures.

All Funds:

Each Fund shall file such forms and portfolio holdings information in filings made with the SEC in the manner specified on such forms and with such frequency as required by such forms and applicable SEC rules and regulations.

IV. List of Pre-Approved Recipients Categories.  The following list identifies the categories of third parties that are authorized to receive or have access to a Fund’s portfolio holdings information in advance of the monthly or other periodic  release on the Funds’ website. Recipients are included on this list based on a determination that such advance disclosure is supported by a legitimate business purpose and that the recipients, where feasible, are subject to an independent duty or contractual obligation not to disclose or trade on the nonpublic information or trade in shares of the Fund while in possession of the nonpublic information.

A. Allspring Holdings Affiliates. Employees of Allspring Global Investments Holdings, LLC and its affiliates who perform risk management functions and provide other services to the Fund(s), as well as third-party service providers utilized by them to perform such functions and provide such services, shall have full daily access to the portfolio holdings of the Fund(s).

B. Sub-Advisers. Sub-advisers shall have full daily access to fund holdings for the Fund(s) for which they have direct management responsibility. Sub-advisers may also release to and discuss portfolio holdings with various broker/dealers for purposes of analyzing the impact of existing and future market changes on the prices, availability/demand and liquidity of such securities, as well as for the purpose of assisting portfolio managers in the trading of such securities.

A new Fund sub-adviser may periodically receive full portfolio holdings information for such Fund from the date of Board approval through the date upon which they take over day-to-day investment management activities. Such disclosure will be subject to confidential treatment.

C. Money Market Portfolio Management Team. The money market portfolio management team at Allspring Global Investments, LLC (“Allspring Investments”) shall have full daily access to daily transaction information across the Funds for purposes of anticipating money market sweep activity which in turn helps to enhance liquidity management within the Money Market Funds.

D. Allspring Funds Management/Allspring Funds Distributor, LLC (“Funds Distributor”).
1. Allspring Funds Management  personnel that deal directly with the processing, settlement, review, control, auditing, reporting, and/or valuation of portfolio trades shall have full daily access to Fund portfolio holdings through access to the fund accountant’s system.
2. Allspring Funds Management  personnel that deal directly with investment review and analysis of the Funds shall have full daily access to Fund portfolio holdings through Factset, a program that is used, among other things, to evaluate portfolio characteristics against available benchmarks.
3. Allspring Funds Management  and Funds Distributor personnel may be given advance disclosure of any changes to the underlying funds in a fund of funds structure or changes in a Fund’s target allocations that result in a shift between or among asset classes.

E. External Servicing Agents. Portfolio holdings may be disclosed to servicing agents  in connection with the day-to-day operations and management of the Funds. These recipients include, but are not limited to: a Fund’s auditors; a Fund’s custodians; a Fund’s accountants; proxy voting service providers; class action processing service providers; pricing service vendors; prime brokers; securities lending agents; counsel to a Fund or its independent Trustees; regulatory authorities; third parties that assist in the review, processing and/or analysis of Fund portfolio transactions, portfolio accounting and reconciliation, portfolio performance, trade order management, portfolio data analytics, electronic order matching and other analytical or operational systems and services in connection with supporting a fund’s operations; a Fund’s insurers; financial printers; data and document management vendors

Money Market Funds37

engaged to provide marketing support for the Funds; and providers of electronic systems providing access to materials for meetings of a Fund’s board of Trustees.

F. Rating Agencies. Nationally Recognized Statistical Ratings Organizations may receive full Fund holdings for rating purposes.

G. Reorganizations. Entities hired as trading advisors that assist with the analysis and trading associated with transitioning portfolios may receive full portfolio holdings of both the target fund and the acquiring fund. In addition, the portfolio managers of the target fund and acquiring fund may receive full portfolio holdings of the acquiring fund and target fund, respectively, in order to assist with aligning the portfolios prior to the closing date of the reorganization.

H. Investment Company Institute. The Investment Company Institute may receive information about full Money Market Fund holdings concurrently at the time each Money Market Fund files with the SEC a report containing such information.

I. Authorized Participants and Market Makers. In connection the exploration, negotiation and/or execution of a custom basket as described in the Funds’ Basket Construction Policy and Procedures by a Fund in ETF Trust, Funds Management or its affiliates may discuss with an authorized participant or market maker the securities the Fund is willing to accept for a creation and securities that the Fund may be willing to provide on a redemption.

J. In-Kind Redemptions. In connection with satisfying in-kind redemption requests made to Funds in the Mutual Fund Trusts, the redeeming shareholders and their advisers and service providers may receive such information regarding Fund holdings as reasonably necessary to operationally process such  redemptions or in accordance with limitations on use set forth in an agreement with such party.

V. Authorization to Approve Recipients. The President, Chief Legal Officer and Chief Compliance Officer of the Funds, acting together, are authorized to grant access to a person or persons who are not within the list of pre-approved categories of recipients based on a review of: (i) the type of fund involved; (ii) the purpose for receiving the holdings information; (iii) the intended use of the information; (iv) the frequency of the information to be provided; (v) the length of the lag, if any, between the date of the information and the date on which the information will be disclosed; (vi) the proposed recipient’s relationship to the Funds; (vii) the ability of Allspring Funds Management to monitor that such information will be used by the proposed recipient in accordance with the stated purpose for the disclosure; (viii) whether a confidentiality agreement will be in place with such proposed recipient; and (ix) whether any potential conflicts exist regarding such disclosure between the interests of Fund shareholders, on the one hand, and those of the Fund’s investment adviser, principal underwriter, or any affiliated person of the Fund. Funds Management shall advise the Board of any such addition at the next regularly scheduled Board meeting that includes reports covering the quarter in which the addition  occurred.

VI.  Additions to the List of Pre-Approved Recipient Categories. Additions to the pre-approved recipient categories must be approved by the Board of Trustees prior to implementation based on consideration of relevant factors, including those set forth in Section V. above.

VII.  Commentaries.  Allspring Funds Management  and Allspring may disclose any views, opinions, judgments, advice or commentary, or any analytical, statistical, performance or other information in connection with or relating to a Fund or its portfolio holdings (including historical holdings information), or any changes to the portfolio holdings of a Fund. The portfolio commentary and statistical information may be provided to members of the press, shareholders in the Funds, persons considering investment in the Funds or representatives of such shareholders or potential shareholders. The content and nature of the information provided to each of these persons may differ.

Certain of the information described above will be included in periodic fund commentaries (e.g., quarterly, monthly, etc.) and will contain information that includes, among other things, top contributors/detractors from fund performance and significant portfolio changes during the relevant period (e.g., calendar quarter, month, etc.). This information will be posted contemporaneously with their distribution on the Funds’ website.

No person shall receive any of the information described above if, in the sole judgment of Allspring Funds Management  and Allspring, the information could be used in a manner that would be harmful to the Funds.

VIII.  Other Investment Products. Allspring Funds Management, Allspring Investments and/or their affiliates manage other investment products, including investment companies, offshore funds, and separate accounts. Many of these other investment products have strategies that are the same or substantially similar to those of the Funds and thus may have the same or substantially similar portfolio holdings. The provision of the portfolio holdings of these other investment products, including any materials or reports regarding such investment products that may disclose, directly or indirectly, such portfolio holdings information, such as trade rotation reports or trade rationales, is excluded from these procedures. Similarly, the provision of a model or reference portfolio, including any materials or reports regarding such model or reference portfolios that may disclose, directly or indirectly, such portfolio holdings information, such as trade rotation reports or trade rationales, to clients, investors and, in some cases, third-party sponsors, in connection with the management or other investment products, is excluded from these procedures, even if the model or reference portfolio is the same as or substantially similar to that of a Fund, provided (1) the

38Money Market Funds

model or reference portfolio is not characterized or otherwise identified to the recipient, explicitly or implicitly, as being the portfolio of a Fund and (2) the degree of overlap with the Fund’s portfolio or with any portion thereof is not communicated, identified or confirmed to the recipient.

IX. Board Approval. The Board shall review these Procedures, including the list of pre-approved recipient categories, as often as they deem appropriate, but not less often than annually, and will consider for approval any changes that they deem appropriate.

X.  Education Component. In order to promote strict compliance with these Procedures, Allspring Funds Management has informed its employees, and other parties possessing Fund portfolio holdings information (such as sub-advisers, the fund accounting agent and the custodian), of the limited circumstances in which the Funds’ portfolio holdings may be disclosed in advance of the monthly or other periodic disclosure on the Funds’ website and the ramifications, including possible dismissal, if disclosure is made in contravention of these Procedures.

BROKERAGE

The Trust has no obligation to deal with any broker-dealer or group of broker-dealers in the execution of transactions in portfolio securities. Subject to the supervision of the Trust’s Board and the supervision of Allspring Funds Management, any Sub-Adviser is responsible for the portfolio decisions of the Funds it manages and the placing of portfolio transactions. In placing orders, it is the policy of a Sub-Adviser to seek to obtain the best overall results taking into account various factors, including, but not limited to, the size and type of transaction involved; the broker-dealer’s risk in positioning the securities involved; the nature and character of the market for the security; the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker-dealer; the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions; and the reasonableness of the spread or commission. While a Sub-Adviser generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

Purchases and sales of equity securities on a securities exchange are effected through broker-dealers who charge a negotiated commission for their services. Orders may be directed to any broker-dealer including, to the extent and in the manner permitted by applicable law, affiliated broker-dealers. However, the Funds and Allspring Funds Management have adopted a policy pursuant to Rule 12b-1(h) under the 1940 Act that prohibits the Funds from directing portfolio brokerage to brokers who sell shares of the Allspring Funds as compensation for such selling efforts. In the over-the-counter market, securities are generally traded on a “net” basis with broker-dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the broker-dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount.

Purchases and sales of non-equity securities usually will be principal transactions. Portfolio securities normally will be purchased or sold from or to broker-dealers serving as market makers for the securities at a net price. The Funds also will purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, municipal obligations and taxable money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing the Funds’ securities transactions will consist primarily of broker-dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Trust are prohibited from dealing with the Trust as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available. The Funds may purchase securities from underwriting syndicates of which the Distributor or Allspring Funds Management is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Trustees.

In placing orders for portfolio securities of the Funds, a Sub-Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Sub-Adviser will seek to execute each transaction at a price and commission, if any, that provide the most favorable total cost or proceeds reasonably attainable in the circumstances. Commission rates are established pursuant to negotiations with the broker-dealer based, in part, on the quality and quantity of execution services provided by the broker-dealer and in the light of generally prevailing rates. Furthermore,  Allspring Funds Management oversees the trade execution procedures of the Sub-Adviser to ensure that such procedures are in place, that they are adhered to, and that adjustments are made to the procedures to address ongoing changes in the marketplace.

A Sub-Adviser may, in circumstances in which two or more broker-dealers are in a position to offer comparable  results for a portfolio transaction, give preference to a broker-dealer that has provided statistical or other research services to the Sub-Adviser. In selecting a broker-dealer under these circumstances, the Sub-Adviser will consider, in addition to the factors listed above, the quality of the research provided by the broker-dealer.  A Sub-Adviser may pay higher commissions than those obtainable from other broker-dealers in exchange for such research services. The research services generally include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the advisability of securities or purchasers or sellers

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of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto. By allocating transactions in this manner, a Sub-Adviser is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by the Sub-Adviser under its sub-advisory agreement, and the expenses of the Sub-Adviser will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by broker-dealers through which a Sub-Adviser places securities transactions for a Fund may be used by the Sub-Adviser in servicing its other accounts, and not all of these services may be used by the Sub-Adviser in connection with sub-advising the Funds.

Portfolio Turnover. The portfolio turnover rate is not a limiting factor when a Sub-Adviser deems portfolio changes appropriate. Changes may be made in a Fund consistent with the investment objectives and policies of such Fund whenever such changes are believed to be in the best interests of the Fund and its shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of a Fund’s portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. Portfolio turnover generally involves some expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover may also result in adverse tax consequences to a  Fund’s shareholders.

Brokerage Commissions. The  Funds paid no brokerage commissions during the fiscal period ended January 31, 2026.

Securities of Regular Broker-Dealers. The  Funds  are required to identify any securities of  their “regular brokers or dealers” (as defined under Rule 10b-1 of the 1940 Act) or of  their parents that the  Funds may hold at the close of their most recent fiscal year. As of  January 31, 2026, the  Funds held no securities of their regular broker-dealers or of their parents.

DETERMINATION OF NET ASSET VALUE

Allspring Funds Management determines the NAV of each Fund’s shares each business day. Allspring Funds Management determines the NAV by subtracting a Fund Class’ liabilities from its total assets. Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the NAV of the Funds’ shares.

Determination of Net Asset Values of Stable NAV Money Market Funds

The following Funds seek to maintain a stable net asset value per share (“Stable NAV Fund”):

•	Allspring Government Money Market Fund

•	Allspring Money Market Fund

•	Allspring National Tax-Free Money Market Fund

•	Allspring Treasury Plus Money Market Fund

•	Allspring 100% Treasury Money Market Fund

Each Stable NAV Fund uses the amortized cost method to determine the value of its portfolio securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price that the Stable NAV Fund would receive if the security were sold. During these periods the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund that uses a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of the Stable NAV Fund’s portfolio on a particular day, a prospective investor in the Stable NAV Fund would be able to obtain a somewhat higher yield than would result from investment in a fund using solely market values, and existing Stable NAV Fund shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates.

Rule 2a-7 permits a Stable NAV Fund to value its assets on the basis of amortized cost only so long as the Board believes that this valuation method fairly reflects the market-based NAV per share. The Stable NAV Funds have adopted procedures that, among other things, enable each of the Stable NAV Funds to maintain a stable per share NAV for purposes of the sale and redemption of the Stable NAV Fund’s shares pursuant to Rule 2a-7 under the 1940 Act. Pursuant to Rule 2a-7, the Board is also required to establish procedures designed to stabilize, to the extent reasonably possible, a Stable NAV Fund’s price per share as computed for the purpose of sales and redemptions at $1.00 per share. The extent of any deviation from $1.00 per share will be examined by the Board. If such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board determines that a deviation exists that may result in material dilution or other unfair results to investors or existing

40Money Market Funds

shareholders, the Board will take such corrective action as it regards as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or establishing a NAV per share by using available market quotations. It is the intention of the Stable NAV Funds to maintain a per share NAV of $1.00, but there can be no assurance that each Stable NAV Fund will do so.

It is expected that each Stable NAV Fund will have a positive net income at the time of each determination thereof. If, for any reason, the net income of a Stable NAV Fund determined at any time is a negative amount, which could occur, for instance, during a low or negative interest rate environment, the Board may authorize the Stable NAV Fund to take certain measures to seek to maintain a stable NAV per share at $1.00. These measures may include, among others, the implementation of “reverse distributions,” reverse share splits or other mechanisms to offset the impact of the negative net income on a Stable NAV Fund’s NAV per share, thereby allowing the Stable NAV Fund to maintain a stable NAV per share at $1.00. In a reverse distribution, the number of shares outstanding would be reduced on a pro rata basis from each shareholder. More specifically, the number of full and fractional shares outstanding in the account of each shareholder would be reduced by the number of full and fractional shares which represents such shareholder’s pro rata portion of the negative net income, with such reduction resulting in an automatic cancellation in the number of shares outstanding equal to the amount of the reduction. Depending on the specific measures taken, these measures may result in shareholders not receiving a dividend, holding fewer shares of the Stable NAV Fund and/or experiencing a loss in the aggregate value of their investment in the Stable NAV Fund. In each case, measures authorized by the Board in an effort to stabilize the NAV per share at $1.00 are subject to applicable law and the provisions of the Stable NAV Fund’s organizational documents. Investments in a Stable NAV Fund are subject to the potential that the Board may authorize such measures. Accordingly, each shareholder is deemed to have agreed to the implementation of such measures in these circumstances by his or her investment in the Stable NAV Fund. There is no assurance that such measures will result in a stable NAV per share at $1.00. As an alternative to authorizing such measures, the Board may determine to discontinue the practice of seeking to maintain a stable NAV per share for any Stable NAV Fund and establish a fluctuating NAV per share rounded to four decimal places by using available market quotations.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Shares of the Funds may be purchased on any day a Fund is open for business. Generally, each Fund is open for business each day the New York Stock Exchange (“NYSE”) is open for trading (a “Business Day”). However, the Funds may elect to remain open following an early close of the NYSE or to remain open on days when the Federal Reserve is open and the NYSE is closed, and on days when the NYSE is closed and the Securities  Industry and Financial Markets Association (“SIFMA”) recommends that the bond markets remain open. Likewise, the Funds may elect to close or close early   on days that SIFMA recommends that the securities markets close or close early. The NYSE is currently closed in observance of New Year’s Day, Martin Luther King Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day (each a “Holiday”). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday. The Federal Reserve is closed on all days listed above (except Good Friday), as well as Columbus Day and Veterans Day.

Payment for shares may, in the discretion of the Manager, be made in the form of securities that are permissible investments for the Fund. For further information about this form of payment, please contact the Distributor. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Fund and that such Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

In lieu of making cash payments, the Fund reserves the right to determine in its sole discretion, including under stressed market conditions, to satisfy one or more redemption requests by making payments in securities. In addition, the Fund may redeem shares involuntarily to reimburse the Fund for any losses sustained by reason of the failure of a shareholder to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of the Fund as provided from time to time in the Prospectuses.

Online Purchases and Redemptions for Existing Allspring Funds Account Holders. All shareholders with an existing Allspring Funds account may purchase additional shares of funds or classes of funds within the Allspring family of funds that they already own and redeem existing shares online. For purchases, such account holders must have a bank account linked to their Allspring Funds account. Redemptions may be deposited into a linked bank account or mailed via check to the shareholder’s address of record. Online account access is available for institutional clients.

Money Market Funds41

Shareholders should contact Investor Services at 1-800-222-8222 or log on at allspringglobal.com for further details. Shareholders who hold their shares in a brokerage account should contact their selling agent.

Extraordinary Circumstances Affecting Redemptions. Under the extraordinary circumstances discussed under Section 22(e) under the 1940 Act, we may suspend the right of redemption or postpone the date of payment of a redemption for longer than one day or for longer than seven days for each Fund. Generally, those extraordinary circumstances are when: (i) the NYSE is closed or trading thereon is restricted; (ii) an emergency exists which makes the disposal by a Fund of securities it owns, or the fair determination of the value of the Fund’s net assets not reasonable or practical; or (iii) the SEC, by order, permits the suspension of the right of redemption for the protection of shareholders.

Purchases and Redemptions Through Brokers and/or Their Affiliates. A broker may charge transaction fees on the purchase and/or sale of Fund shares in addition to those fees described in the Prospectuses. The Trust has authorized one or more brokers to receive on its behalf purchase and redemption orders, and such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Trust’s behalf.

Minimum Initial Investment Waivers for Administrator, Institutional, Premier, and Service Class shares. Upon approval by Allspring Funds Management, the minimum initial investment amounts for Administrator, Institutional, Premier, and Service Class shares of the Funds may be waived for purchases made under the following circumstances:

•	Former Strong money market fund shareholders who received shares of a Fund as a result of the reorganization of the Strong Funds into the Allspring Funds and whose Allspring money market fund account record remains active on the Fund’s transfer agency system. An account remains on the transfer agency system indefinitely if a balance is maintained or for a period of at least six months for zero-balance accounts.

Related shareholders or shareholder accounts of the same Fund may be aggregated in order to meet the minimum initial investment requirement for Administrator, Capital, Institutional, Premier, Select, and Service Class shares. The following are examples of relationships that may qualify for aggregation:

•	Related business entities, including; (i) Corporations and their subsidiaries; (ii) General and limited partners; and (iii) Other business entities under common ownership or control.

•	Shareholder accounts that share a common tax-identification number.

•	Accounts over which the shareholder has individual or shared authority to buy or sell shares on behalf of the account (i.e., a trust account or a solely owned business account).

Any of the minimum initial investment waivers listed above may be modified or discontinued at any time.

Minimum Investment Waiver for Administrator and Institutional shares. Former Service Class and Administrator Class shareholders in Allspring Heritage Money Market Fund who received Administrator and Institutional Class shares, respectively, in connection with the merger into the Allspring Government Money Market Fund had the minimum investment amounts applicable to such classes waived.

Waiver of Service Class Eligibility Requirements for Former Class A Shareholders. Former Class A shareholders who received Service Class shares as a result of a share class conversion and who do not otherwise meet the eligibility criteria for Service Class, including the minimum initial investment amount as set out in the applicable Money Market Fund’s prospectus, may make additional purchases of Service Class shares of such Fund provided that the shareholder’s account remains open at their financial intermediary.

Waiver of Investor Eligibility Requirements and Minimum Initial and Subsequent Investment Amounts for All Share Classes for Special Operational Accounts. Shares of any and all share classes of the Allspring Funds may be acquired in special operational accounts (as defined below) without meeting the applicable eligibility requirements or minimum initial or subsequent investment amounts as stated in the Prospectus. Special operational accounts are designated accounts held by Allspring Funds Management or an affiliate that are used for seeding purposes or for addressing operational matters related to shareholder accounts, such as testing of account functions.

Compensation to Financial Professionals and Intermediaries. Set forth below is a list of the member firms of FINRA to which the Manager, the Distributor or their affiliates made payments out of their revenues in connection with the sale and distribution of shares of the Funds or for services to the Funds and their shareholders in the year ending December 31, 2025 (“Additional Payments”). (Such payments are in addition to any amounts paid to such FINRA firms in the form of dealer reallowances or fees for shareholder servicing or distribution. The payments are discussed in further detail in the Prospectuses under the title “Compensation to Financial Professionals and Intermediaries”). Any additions, modifications, or deletions to the member firms identified in this list that have occurred since December 31, 2025, are not reflected:

FINRA member firms

•	ADP Broker-Dealer, Inc.

•	Alight Financial Solutions, LLC

•	Ameriprise Financial Services, LLC

•	BlackRock Investments, LLC

42Money Market Funds

•	BMO Capital Markets Corp.

•	BofA Securities, Inc.

•	Broadridge Business Process Outsourcing, LLC

•	Charles Schwab & Co., Inc.

•	Citigroup Global Markets, Inc.

•	Edward Jones

•	Empower Financial Services, Inc.

•	Fidelity Brokerage Services LLC

•	Fifth Third Securities, Inc.

•	FIS Brokerage & Securities Services LLC

•	Goldman, Sachs & Co. LLC

•	Hightower Securities, LLC

•	Huntington Securities, Inc.

•	Institutional Bond Network, LLC

•	Institutional Cash Distributors, LLC

•	Janney Montgomery Scott LLC

•	J.P. Morgan Institutional Investments Inc.

•	J.P. Morgan Securities LLC

•	LPL Enterprise, LLC

•	LPL Financial LLC

•	Merrill Lynch, Pierce, Fenner & Smith, Incorporated

•	Mid Atlantic Clearing & Settlement Corporation

•	Mischler Financial Group, Inc.

•	Morgan Stanley

•	Nationwide Investment Services Corporation

•	Newedge Securities, Inc.

•	Northwestern Mutual Investment Services, LLC

•	OneAmerica Securities, Inc.

•	Oppenheimer & Co. Inc.

•	Pershing LLC

•	PNC Capital Markets LLC

•	PNC Investments

•	Raymond James & Associates, Inc.

•	Raymond James Financial Services, Inc.

•	RBC Capital Markets, LLC

•	Robert W. Baird & Co. Incorporated

•	Roberts & Ryan, Inc.

•	Rockefeller Financial LLC

•	Security Distributors

•	State Street Global Markets, LLC

•	Stifel, Nicolaus & Company, Incorporated

•	Treasury Brokerage

•	UBS Financial Services Inc.

•	VALIC Financial Advisors, Inc.

•	Vanguard Marketing Corporation

•	Wells Fargo Clearing Services, LLC

•	Wells Fargo Securities, LLC

In addition to member firms of FINRA, Additional Payments are also made to other selling and shareholder servicing agents, and to affiliates of selling and shareholder servicing agents that sell shares of or provide services to the Funds and their shareholders, such as banks, insurance companies and plan administrators. These firms are not included on the list above, although they may be affiliated with companies on the above list.

U.S. FEDERAL INCOME TAXES

The following information supplements and should be read in conjunction with the section in each Prospectus entitled “Taxes.” Each Prospectus generally describes the U.S. federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning certain material U.S. federal income taxes. It is based on the Code, applicable  U.S. Department of the Treasury regulations (the “Treasury Regulations”), judicial authority, and administrative rulings and practice, all as of the date of this  SAI and all of which are subject to change, including changes with retroactive effect. Except as specifically set forth below, the following discussion does not address any state, local or foreign tax matters.

A shareholder’s tax treatment may vary depending upon the shareholder’s particular situation. Except as specifically set forth below, this discussion applies only to U.S. individual shareholders holding Fund shares as capital assets

Money Market Funds43

within the meaning of Section 1221 of the Code. A shareholder may also be subject to special rules not discussed below if they are a certain kind of shareholder, including, but not limited to: an insurance company; a tax-exempt organization; a shareholder holding a Fund’s shares through tax-advantaged accounts (such as an individual retirement account (an “IRA”), a 401(k) plan account or other qualified retirement account); a financial institution or broker-dealer; a person who is neither a citizen nor resident of the United States or entity that is not organized under the laws of the United States or political subdivision thereof; a shareholder who holds Fund shares as part of a hedge, straddle or conversion transaction; a shareholder subject to the alternative minimum tax; or an entity taxable as a partnership for U.S. federal income tax purposes and investors in such an entity. The summary discussion that follows may not be considered to be individual tax advice and may not be relied upon by any shareholder.

The Trust has not requested and will not request an advance ruling from the Internal Revenue Service (the “IRS”) as to the U.S. federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion and the discussions in each Prospectus applicable to each shareholder address only some of the material U.S. federal income tax considerations generally affecting investments in the Funds.

Prospective shareholders are urged to consult their tax advisers and financial planners regarding the U.S. federal tax consequences of an investment in a Fund, the application of state, local or foreign laws, and the effect of any possible changes in applicable tax laws on their investment in the Funds.

Qualification as a Regulated Investment Company. Each Fund has elected to be treated, and intends to qualify, as a regulated investment company (“RIC”) under Subchapter M of Subtitle A, Chapter 1 of the Code. Each Fund will be treated as a separate entity for U.S. federal income tax purposes. Thus, the provisions of the Code applicable to RICs generally will apply separately to each Fund even though each Fund is a series of the Trust. Furthermore, each Fund will separately determine its income, gains, losses and expenses for U.S. federal income tax purposes.

In order to qualify as a RIC under the Code, each Fund must, among other things, derive at least 90% of its gross income each taxable year generally from (i) dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts) and (ii) net income derived from an interest in a qualified publicly traded partnership, as defined in the Code (together with (i) the “qualifying income requirement”). Future  Treasury Regulations may (possibly retroactively) exclude from qualifying income foreign currency gains that are not directly related to a Fund’s principal business of investing in stock, securities or options and futures with respect to stock or securities. In general, for purposes of this 90% gross income requirement, income derived from a partnership, except a qualified publicly traded partnership, will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the RIC.

Each Fund must also diversify its holdings so that, at the end of each quarter of the Fund’s taxable year: (i) at least 50% of the fair market value of its assets consists of (A) cash and cash items (including receivables), U.S. government securities and securities of other RICs, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed 5% of the value of the Fund’s total assets and do not exceed 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), the securities of two or more issuers the Fund controls and which are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (together with (i), the “diversification requirement”). In addition, for purposes of meeting this diversification requirement, the term “outstanding voting securities of such issuer” includes the equity securities of a qualified publicly traded partnership. The qualifying income and diversification requirements applicable to a Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

If a Fund fails to satisfy the qualifying income or diversification requirements in any taxable year, such Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. If the applicable relief provisions are not available or cannot be met, such Fund will be taxed at the regular corporate income tax rates, described below.

In addition, with respect to each taxable year, each Fund generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, and at least 90% of its net tax-exempt interest income earned for the taxable year. If a Fund meets all of the RIC qualification requirements, it generally will not be subject to U.S. federal income tax on any of the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. For this purpose, a Fund generally must make the distributions in the same year that it realizes the income and gain, although in certain circumstances, a Fund may make the distributions in the following taxable year. Shareholders generally are taxed on any distributions from a Fund in the year they are actually distributed. However, if a Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of

44Money Market Funds

the following year, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the first taxable year. Each Fund intends to distribute its net income and gain in a timely manner to maintain its status as a RIC and eliminate fund-level U.S. federal income taxation of such income and gain. However, no assurance can be given that a Fund will not be subject to U.S. federal income taxation.

Moreover, the Funds may retain for investment all or a portion of their net capital gain. If a Fund retains any net capital gain, it will be subject to a tax at regular corporate rates on the amount retained, but may report the retained amount as undistributed capital gain in a written statement furnished to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gain included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. A Fund is not required to, and there can be no assurance that it will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

If, for any taxable year, a Fund fails to qualify as a RIC, and is not eligible for relief as described above, it will be taxed in the same manner as an ordinary corporation without any deduction for its distributions to shareholders, and all distributions from the Fund’s current and accumulated earnings and profits (including any distributions of its net tax-exempt income and net long-term capital gain) to its shareholders will be taxable as dividend income. To re-qualify to be taxed as a RIC in a subsequent year, the Fund may be required to distribute to its shareholders its earnings and profits attributable to non-RIC years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if a Fund initially qualifies as a RIC but subsequently fails to qualify as a RIC for a period greater than two taxable years, the Fund generally would be required to recognize and pay tax on any net unrealized gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, be subject to tax on such unrealized gain recognized for a period of five years, in order to re-qualify as a RIC in a subsequent year.

Each Fund’s qualification and taxation as a RIC depends upon its ability to satisfy on a continuing basis, through actual, annual operating results, distribution, income and asset, and other requirements imposed under the Code. However, no assurance can be given that any Fund will be able to meet the complex and varied tests required to qualify as a RIC or to avoid corporate level tax. In addition, because the relevant laws may change, compliance with one or more of the RIC requirements may be impossible or impracticable.

Equalization Accounting. Each Fund may use the so-called “equalization method” of accounting to allocate a portion of its “earnings and profits,” which generally equals a Fund’s undistributed investment company taxable income and net capital gain, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund’s total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of redemptions of Fund shares on Fund distributions to shareholders. However, the IRS may not have expressly sanctioned the particular equalization method used by a Fund, and, thus, a Fund’s use of this method may be subject to IRS scrutiny.

Capital Loss Carry-Forwards. For net capital losses realized in taxable years beginning on or after January 1, 2011, a Fund is permitted to carry forward a net capital loss to offset its capital gain indefinitely. For capital losses realized in taxable years beginning after January 1, 2011, the excess of a Fund’s net short-term capital loss over its net long-term capital gain is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year and the excess of a Fund’s net long-term capital loss over its net short-term capital gain is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. If future capital gain is offset by carried-forward capital losses, such future capital gain is not subject to fund-level U.S. federal income tax, regardless of whether it is distributed to shareholders. Accordingly, the Funds do not expect to distribute any such offsetting capital gain. The Funds cannot carry back or carry forward any net operating losses.

If a Fund engages in a reorganization, either as an acquiring fund or acquired fund, its capital loss carry-forwards (if any), its unrealized losses (if any), and any such losses of other funds participating in the reorganization may be subject to limitations that could make such losses, in particular losses realized in taxable years beginning before January 1, 2011, substantially unusable. Various Funds in the Fund Complex have engaged in reorganizations in the past and/or may engage in reorganizations in the future.

As of a Fund’s most recent fiscal year end, the Fund had capital loss carry-forwards approximating the amount indicated for U.S. federal income tax purposes in the table set forth below.

Post-January 1, 2011 Capital Loss Carry-Forwards
FUND	SHORT-TERM	LONG-TERM
Government Money Market Fund	$3,689,835	-
Money Market Funds45

Post-January 1, 2011 Capital Loss Carry-Forwards
FUND	SHORT-TERM	LONG-TERM
Money Market Fund	$321,195	-
Treasury Plus Money Market Fund	$35,203	-

Excise Tax. If a Fund fails to distribute by December 31 of each calendar year at least the sum of 98% of its ordinary income for that year (excluding capital gains and losses), 98.2% of its capital gain net income (adjusted for certain net ordinary losses) for the 12-month period ending on October 31 of that year, and any of its ordinary income and capital gain net income from previous years that was not distributed during such years, the Fund will be subject to a nondeductible 4% U.S. federal excise tax on the undistributed amounts (other than to the extent of its tax-exempt interest income, if any). For these purposes, a Fund will be treated as having distributed any amount on which it is subject to corporate level U.S. federal income tax for the taxable year ending within the calendar year. Each Fund generally intends to actually, or be deemed to, distribute substantially all of its ordinary income and capital gain net income, if any, by the end of each calendar year and thus expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax. Moreover, each Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, the amount of excise tax to be paid by a Fund is determined to be de minimis).

Investment through Master Portfolio. A Fund may invest its assets through one or more master portfolios and such Fund will intend to continue to qualify as a RIC. Each master portfolio will be treated as a non-publicly traded partnership (or, in the event that a Fund is the sole investor in the corresponding master portfolio, as disregarded from the Fund) for U.S. federal income tax purposes rather than as a RIC or a corporation under the Code. Under the rules applicable to a non-publicly traded partnership (or disregarded entity), a proportionate share of any interest, dividends, gains and losses of a master portfolio will be deemed to have been realized (i.e., “passed-through”) by its investors, including the corresponding Fund, regardless of whether any amounts are actually distributed by the master portfolio. Each investor in a master portfolio will be taxed on such share, as determined in accordance with the governing instruments of the particular master portfolio, the Code and Treasury Regulations, in determining such investor’s U.S. federal income tax liability. Therefore, to the extent a master portfolio were to accrue but not distribute any income or gains, the corresponding Fund would be deemed to have realized its proportionate share of such income or gains without receipt of any corresponding distribution. However, each of the master portfolios will seek to minimize recognition by its investors (such as a corresponding Fund) of income and gains without a corresponding distribution. Furthermore, each master portfolio intends to manage its assets, income and distributions in such a way that an investor in a master portfolio will be able to continue to qualify as a RIC by investing its assets through the master portfolio.

Taxation of Investments. In general, realized gains or losses on the sale of securities held by a Fund will be treated as capital gains or losses, and long-term capital gains or losses if the Fund has held the disposed securities for more than one year at the time of disposition.

If a Fund purchases a debt obligation with original issue discount (“OID”) (generally, a debt obligation with a purchase price at original issuance less than its principal amount, such as a zero-coupon bond), which generally includes “payment-in-kind” or “PIK” bonds, the Fund generally is required to annually include in its taxable income a portion of the OID as ordinary income, even though the Fund may not receive cash payments attributable to the OID until a later date, potentially until maturity or disposition of the obligation. A portion of the OID includible in income with respect to certain high-yield corporate discount obligations may be treated as a dividend for U.S. federal income tax purposes. Similarly, if a Fund purchases a debt obligation with market discount (generally a debt obligation with a purchase price after original issuance less than its principal amount (reduced by any OID)) and a Fund elects to include market discount in income as it accrues, the Fund generally is required to annually include in its taxable income a portion of the market discount as ordinary income, even though the Fund may not receive cash payments attributable to the market discount until a later date, potentially until maturity or disposition of the obligation. A Fund generally will be required to make cash distributions to shareholders representing the  OID or market discount income on debt obligations that is currently includible in income, even though the cash representing such income may not have been received by a Fund. Cash to pay such distributions may be obtained from sales proceeds of securities held by the Fund which a Fund otherwise might have continued to hold; obtaining such cash might be disadvantageous for the Fund.

If a Fund invests in distressed debt obligations or obligations of issuers that later become distressed, including debt obligations of issuers not currently paying interest or who are in default, special tax issues may exist for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, OID, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, and how payments received on obligations in default should be allocated between principal and income. A Fund may be required to include in income certain fees that are treated as OID and required to be included in income for financial statement purposes when received (rather than when accrued into income under current law). These and

46Money Market Funds

other related issues will be addressed by a Fund when, as, and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to not become subject to U.S. federal income or excise tax.

If an option granted by a Fund is sold, lapses or is otherwise terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses realized by a Fund in the sale, exchange, exercise, or other disposition of an option may be deferred if they result from a position that is part of a “straddle,” discussed below. If securities are sold by a Fund pursuant to the exercise of a covered call option granted by it, the Fund generally will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option granted by it, the Fund generally will subtract the premium received from its cost basis in the securities purchased.

Some regulated futures contracts, certain foreign currency contracts, and non-equity, listed options used by a Fund will be deemed “Section 1256 contracts.” A Fund will be required to “mark-to-market” any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Provided such positions are held as capital assets and are not part of a “hedging transaction” nor part of a “straddle,” 60% of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the “mark-to-market” rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss (although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss (as described below)). These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Transactions that qualify as designated hedges are exempt from the mark-to-market rule and the “60%/40%” rule and may require the Fund to defer the recognition of losses on certain futures contracts, foreign currency contracts and non-equity options.

Foreign currency gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt obligations, certain options, futures contracts, forward contracts, and similar instruments relating to foreign currency, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of the Fund’s income. Under future Treasury Regulations, any such transactions that are not directly related to a Fund’s investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign currency loss exceeds a Fund’s net investment company taxable income (computed without regard to such loss) for a taxable year, the resulting ordinary loss for such year will not be deductible by the Fund or its shareholders in future years.

Offsetting positions held by a Fund involving certain derivative instruments, such as financial forward, futures, and options contracts, may be considered, for U.S. federal income tax purposes, to constitute “straddles.” “Straddles” are defined to include “offsetting positions” in actively traded personal property. The tax treatment of “straddles” is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund is treated as entering into a “straddle” and at least one (but not all) of the Fund’s positions in derivative contracts comprising a part of such straddle is governed by Section 1256 of the Code, described above, then such straddle could be characterized as a “mixed straddle.” A Fund may make one or more elections with respect to “mixed straddles.” Depending upon which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle may affect the holding period of the offsetting positions. As a result, the straddle rules could cause distributions that would otherwise constitute qualified dividend income (defined below) to fail to satisfy the applicable holding period requirements (described below) and therefore to be taxed as ordinary income. Furthermore, the Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle, including any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Because the application of the straddle rules may affect the character and timing of gains and losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the situation where a Fund had not engaged in such transactions.

If a Fund enters into a “constructive sale” of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale of an appreciated financial position occurs when a Fund enters into certain offsetting transactions with respect to the same or substantially identical property, including: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future  Treasury Regulations. The character of the gain from constructive sales will depend upon a Fund’s holding period in the appreciated financial position. Losses realized from a sale of a position that was previously the subject of a constructive sale will be recognized when the position is

Money Market Funds47

subsequently disposed of. The character of such losses will depend upon a Fund’s holding period in the position and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to certain closed transactions, including if such a transaction is closed on or before the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position unhedged throughout the 60-day period beginning with the day such transaction was closed.

The amount of long-term capital gain a Fund may recognize from certain derivative transactions with respect to interests in certain pass-through entities is limited under the Code’s constructive ownership rules. The amount of long-term capital gain is limited to the amount of such gain a Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

In addition, a Fund’s transactions in securities and certain types of derivatives (e.g., options, futures contracts, forward contracts, and swap agreements) may be subject to other special tax rules, such as the wash sale rules or the short sale rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments to the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains, and/or convert short-term capital losses into long- term capital losses. These rules could therefore affect the amount, timing, and character of distributions to shareholders.

Rules governing the U.S. federal income tax aspects of derivatives, including swap agreements, are not entirely clear in certain respects, particularly in light of IRS revenue rulings that held that income from a derivative contract with respect to a commodity index is not qualifying income for a RIC. Accordingly, while each Fund intends to account for such transactions in a manner it deems appropriate, the IRS might not accept such treatment. If the IRS did not accept such treatment, the status of a Fund as a RIC might be jeopardized. Certain requirements that must be met under the Code in order for each Fund to qualify as a RIC may limit the extent to which a Fund will be able to engage in derivatives transactions.

Certain Funds may invest in a wholly-owned subsidiary classified as a controlled foreign corporation, or “CFC,” for federal income tax purposes. As a result, a Fund may be required to include in its gross income for federal income tax purposes all or a significant portion of the income of such subsidiary, referred to as subpart F income, whether or not the subsidiary makes a distribution to such Fund. Distributions by a CFC to a Fund will not be taxable to such Fund to the extent that the Fund has previously recognized subpart F income. This subpart F income is generally treated as ordinary income, regardless of the character of the CFC’s underlying income.

Under the finalized Treasury Regulations, a Fund that invests in a passive foreign investment company (a “PFIC”) or a  CFC, including those that invest in certain commodities investments, may treat the income from such PFIC or CFC as satisfying the qualifying income requirement even without a contemporaneous distribution of income from such PFIC or CFC. Each Fund and its investment manager plan to direct investments of the Fund’s assets in conformance with the Treasury Regulations, IRS guidance, and the advice of counsel. In addition, a Fund may not have more than 25% of the value of its assets invested in a subsidiary to meet the diversification requirement. The value of a Fund’s subsidiary may be volatile and it may be difficult for such Fund to continue to have less than 25% of the value of its assets invested in a subsidiary. Accordingly, each Fund’s ability to invest in a subsidiary may be limited by the qualifying income requirement or diversification requirement. Each Fund will account for its investments in a subsidiary in a manner it deems to be appropriate. However, the IRS might not accept such treatment. If the IRS did not accept such treatment, the status of such Fund as a RIC might be jeopardized.

A Fund may invest in  REITs. Investments in  REIT equity securities may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. A Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings. If the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income and will not qualify for the dividends-received deduction. In addition, between 2018 and 2025, an eligible non-corporate  shareholder may claim a 20% “qualified business income” deduction for ordinary REIT dividends, and proposed regulations issued in January 2019 (on which taxpayers may currently rely) permit a RIC to pass through to its shareholders the special character of this income. Ordinary dividends received by a Fund from a REIT will generally not constitute qualified dividend income, which would be eligible for tax at a reduced rate.

A Fund may invest directly or indirectly in  REMICs  or in other interests that may be treated as taxable mortgage pools (“TMPs”) for U.S. federal income tax purposes. Under IRS guidance, a Fund must allocate “excess inclusion income” received directly or indirectly from REMIC residual interests or TMPs to its shareholders in proportion to dividends paid to such shareholders, with the same consequences as if the shareholders had invested in the REMIC residual interests or TMPs directly.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) constitutes unrelated business taxable income to Keogh, 401(k) and qualified pension plans, as well as investment retirement accounts and certain other tax exempt entities,

48Money Market Funds

thereby potentially requiring such an entity, which otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, does not qualify for any reduction, by treaty or otherwise, in the 30% U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (as defined in the Code) is a record holder of a share in a Fund, then the Fund will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal corporate income tax rate. To the extent permitted under the 1940 Act, a Fund may elect to specially allocate any such tax to the applicable disqualified organization, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. The Funds have not yet determined whether such an election will be made.

PFICs  are generally defined as foreign corporations with respect to which at least 75% of their gross income for their taxable year is income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or at least 50% of their assets on average produce such passive income. If a Fund acquires any equity interest in a PFIC, the Fund could be subject to U.S. federal income tax and interest charges on “excess distributions” received from the PFIC or on gain from the sale of such equity interest in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions may have been classified as capital gain.

A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that could ameliorate these adverse tax consequences, but such elections could require a Fund to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The Funds may attempt to limit and/or manage their holdings in PFICs to minimize their tax liability or maximize their returns from these investments but there can be no assurance that they will be able to do so. Moreover, because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, a Fund may incur the tax and interest charges described above in some instances. Dividends paid by PFICs will not be eligible to be treated as qualified dividend income.

In addition to the investments described above, prospective shareholders should be aware that other investments made by the Funds may involve complex tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds seek to avoid significant non-cash income, such non-cash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Funds could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements.

Taxation of Distributions. Except for exempt-interest dividends (defined below) paid out by “Tax-Free Funds”, distributions paid out of a Fund’s current and accumulated earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported by each shareholder who is required to file a U.S. federal income tax return. Dividends and distributions on a Fund’s shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares acquired at a time when the Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. For U.S. federal income tax purposes, a Fund’s earnings and profits, described above, are determined at the end of the Fund’s taxable year and are allocated pro rata to distributions paid over the entire year. Distributions in excess of a Fund’s current and accumulated earnings and profits will first be treated as a return of capital up to the amount of a shareholder’s tax basis in the shareholder’s Fund shares and then as capital gain. A Fund may make distributions in excess of its earnings and profits, from time to time.

For U.S. federal income tax purposes, distributions of investment income other than exempt-interest dividends (described above) are generally taxable as ordinary income, and distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. Distributions properly designated by a Fund as capital gain dividends will be taxable to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund’s net capital gain for the taxable year), regardless of how long a shareholder has held Fund shares, and do not qualify as dividends for purposes of the dividends-received deduction or as qualified dividend income. Each Fund will report capital gain dividends, if any, in a written statement furnished to its shareholders after the close of the Fund’s taxable year.

Fluctuations in foreign currency exchange rates may result in foreign exchange gain or loss on transactions in foreign currencies, foreign currency-denominated debt obligations, and certain foreign currency options, futures contracts and forward contracts. Such gains or losses are generally characterized as ordinary income or loss for tax purposes. A Fund must make certain distributions in order to not become subject to  U.S. federal income or excise tax, and the timing of and character of transactions such as foreign currency-related gains and losses may result in the fund paying a distribution treated as a return of capital. Such distribution is nontaxable to the extent of the recipient’s basis in its shares.

Money Market Funds49

Sales and Exchanges of Fund Shares. If a shareholder sells, pursuant to a cash or in-kind redemption, or exchanges the shareholder’s Fund shares, subject to the discussion below, the shareholder generally will recognize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and the shareholder’s tax basis in the shares. This gain or loss will be long-term capital gain or loss if the shareholder has held such Fund shares for more than one year at the time of the sale or exchange, and short-term otherwise.

If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, before January 31 of the calendar year following the calendar year of the sale or exchange, as a result of having initially acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different RIC, the sales charge previously incurred in acquiring the Fund’s shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder recognizes a loss on a disposition of Fund shares, the loss will be disallowed under the “wash sale” rules to the extent the shareholder purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be reflected in an adjustment to the tax basis of the purchased shares.

If a shareholder receives a capital gain dividend with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain dividend.

In addition, if a shareholder of a Tax-Free Fund holds such Fund shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest dividends (defined below) received with respect to the shares. If such loss is incurred from the redemption of shares pursuant to a periodic redemption plan then  Treasury Regulations may permit an exception to this six-month rule. Such a loss will also not be disallowed where the loss is incurred with respect to shares of a Fund that declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net-tax exempt interest and distributes such dividends on a monthly, or more frequent, basis. Additionally, where a Fund regularly distributes at least 90% of its net tax-exempt interest, if any, the Treasury Department is authorized to issue regulations reducing the six month holding period requirement to a period of not less than the greater of 31 days or the period between regular distributions. No such regulations have been issued as of the date of this filing.

Foreign Taxes. Amounts realized by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Although in some countries a portion of these taxes is recoverable by the Fund, the unrecovered portion of foreign withholding taxes will reduce the income received from such securities. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass-through to its shareholders on a pro rata basis certain foreign income and similar taxes paid by the Fund, and such taxes may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. However, even if a Fund qualifies for the election for any year, it may decide not to make the election for such year. If a Fund does not so elect, then shareholders will not be entitled to claim a credit or deduction with respect to foreign taxes paid or withheld. If a Fund does elect to “pass through” its foreign taxes paid in a taxable year, the Fund will furnish a written statement to its shareholders reporting such shareholders proportionate share of the Funds’ foreign taxes paid.

Even if a Fund qualifies for the election, foreign income and similar taxes will only pass through to the Fund’s shareholders if the Fund and its shareholders meet certain holding period requirements. Specifically, (i) the shareholders must have held the Fund shares for at least 16 days during the 31-day period beginning 15 days prior to the date upon which the shareholders became entitled to receive Fund distributions corresponding with the pass through of such foreign taxes paid by the Fund, and (ii) with respect to dividends received by the Fund on foreign shares giving rise to such foreign taxes, the Fund must have held the shares for at least 16 days during the 31-day period beginning 15 days prior to the date upon which the Fund became entitled to the dividend. These holding periods increase for certain dividends on preferred stock. A Fund may choose not to make the election if the Fund has not satisfied its holding requirement.

If a Fund makes the election, the Fund will not be permitted to claim a credit or deduction for foreign taxes paid in that year, and the Fund’s dividends-paid deduction will be increased by the amount of foreign taxes paid that year. Fund shareholders that have satisfied the holding period requirements and certain other requirements shall include their proportionate share of the foreign taxes paid by the Fund in their gross income and treat that amount as paid by them for the purpose of the foreign tax credit or deduction. If the shareholder claims a credit for foreign taxes paid, the credit will be limited to the extent it exceeds the shareholder’s federal income tax attributable to foreign source taxable income. If the credit is attributable, wholly or in part, to qualified dividend income (as defined below), special rules will be used to limit the credit in a manner that reflects any resulting dividend rate differential.

In general, an individual with $300 ($600 if married filing jointly) or less of creditable foreign taxes may elect to be exempt from the foreign source taxable income and qualified dividend income limitations if the individual has no foreign source income other than qualified passive income. A deduction for foreign taxes paid may only be claimed

50Money Market Funds

by shareholders that itemize their deductions. Notably, for tax years between 2018 and 2025, miscellaneous itemized deductions are suspended for non-corporate taxpayers. In addition, shareholders that are not subject to U.S. federal income tax, and those who invest in the Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund. Shareholders are urged to consult their tax advisers regarding the impact of these changes on their personal situation.

U.S. Federal Income Tax Rates. Noncorporate Fund shareholders (i.e., individuals, trusts and estates) currently are taxed at a maximum rate of 37% on ordinary income and 20% on long-term capital gain.

In general,  “qualified dividend income” realized by noncorporate Fund shareholders is taxable at the same rate as net capital gain. Generally, qualified dividend income is dividend income attributable to certain U.S. and foreign corporations, as long as certain holding period requirements are met. All dividend income, other than qualified dividend income, generally will be taxed at the same rate as ordinary income. If 95% or more of a Fund’s gross income (excluding net long-term capital gain over net short-term capital loss) constitutes qualified dividend income, all of its distributions (other than capital gain dividends) will be generally treated as qualified dividend income in the hands of individual shareholders, as long as they have owned their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund’s ex-dividend date (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date). In general, if less than 95% of a Fund’s income is attributable to qualified dividend income, then only the portion of the Fund’s distributions that is attributable to qualified dividend income and designated as such in a timely manner will be so treated in the hands of individual shareholders. Payments received by a Fund from securities lending, repurchase, and other derivative transactions ordinarily will not qualify as qualified dividend income. The rules attributable to the qualification of Fund distributions as qualified dividend income are complex, including the holding period requirements. Individual Fund shareholders therefore are urged to consult their tax advisers and financial planners. Income and bond Funds typically do not distribute significant amounts of “qualified dividend income” eligible for reductions in individual U.S. federal income tax rates.

The maximum stated corporate U.S. federal income tax rate applicable to ordinary income and net capital gain currently is 21%. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Subject to limitations and other rules, a corporate shareholder of a Fund may not be eligible for the dividends received deduction on Fund distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction. For eligible corporate shareholders, the dividends-received deduction may be subject to certain reductions, and a distribution by a Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met. These requirements are complex; therefore, corporate shareholders of the Funds are urged to consult their tax advisers and financial planners. The amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

Noncorporate Fund shareholders with income exceeding certain threshold amounts generally will be subject to a 3.8% tax on their “net investment income,” which ordinarily includes taxable distributions received from the Funds and taxable gain on the disposition of Fund shares.

Backup Withholding. A Fund is generally required to withhold and remit to the U.S. Treasury, subject to certain exemptions (such as for certain corporate or foreign shareholders), an amount equal to 24% of all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder if (i) the shareholder fails to furnish the Fund with a correct “taxpayer identification number” (“TIN”), (ii) the shareholder fails to certify under penalties of perjury that the TIN provided is correct, (iii) the shareholder fails to make certain other certifications, or (iv) the IRS notifies the Fund that the shareholder’s TIN is incorrect or that the shareholder is otherwise subject to backup withholding. Backup withholding is not an additional tax imposed on the shareholder. The shareholder may apply amounts withheld as a credit against the shareholder’s U.S. federal income tax liability and may obtain a refund of any excess amounts withheld, provided that the required information is furnished to the IRS. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. A shareholder may generally avoid backup withholding by furnishing a properly completed IRS Form W-9. State backup withholding may also be required to be withheld by the Funds under certain circumstances.

Foreign Shareholders. For purposes of this discussion, “foreign shareholders” include: (i) nonresident alien individuals, (ii) foreign trusts (i.e., a trust other than a trust with respect to which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), (iii) foreign estates (i.e., the income of which is not subject to U.S. tax regardless of source), and (iv) foreign corporations.

Distributions made to foreign shareholders attributable to net investment income generally are subject to U.S. federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty). Notwithstanding the foregoing, if a distribution described above is effectively connected with the conduct of a trade or business carried on by a foreign shareholder within the United States (or, if an income tax treaty applies, is attributable to a permanent establishment in the United States), federal income tax withholding and exemptions

Money Market Funds51

attributable to foreign persons will not apply. Instead, the distribution will be subject to withholding at the highest applicable U.S. tax rate (currently 37% in the case of individuals and 21% in the case of corporations) and the foreign shareholder will be subject to federal income tax reporting requirements generally applicable to U.S. persons described above.

Under U.S. federal tax law, a foreign shareholder is not, in general, subject to federal income tax or withholding tax on capital gains (and is not allowed a deduction for losses) realized on the sale of shares of the Funds and on long-term capital gains dividends, provided that the Funds obtain a properly completed and signed certificate of foreign status, unless (i) such gains or distributions are effectively connected with the conduct of a trade or business carried on by the foreign shareholder within the United States (or, if an income tax treaty applies, are attributable to a permanent establishment in the United States of the foreign shareholder); (ii) in the case of an individual foreign shareholder, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met; or (iii) the shares of the Funds constitute U.S. real property interests (“USRPIs”), as described below.

Under current law, if a Fund is considered to be a “United States Real Property Holding Corporation” (as defined in the Code and Treasury Regulations), then distributions attributable to certain underlying real estate investment trust (“REIT”) investments and redemption proceeds paid to a foreign shareholder that owns at least 5% of a Fund, generally will cause the foreign shareholder to treat such gain or distribution as income effectively connected with a trade or business in the United States, subject to such gain or distribution withholding tax and cause the foreign shareholder to be required to file a federal income tax return. In addition, in any year when at least 50% of a Fund’s assets are USRPIs (as defined in the Code and Treasury Regulations), distributions of the Fund that are attributable to gains from the sale or exchange of shares in USRPIs may be subject to U.S. withholding tax (regardless of such shareholder’s percentage interest in the Fund) and may require the foreign shareholder to file a U.S. federal income tax return in order to receive a refund (if any) of the withheld amount.

Subject to the additional rules described herein, federal income tax withholding will apply to distributions attributable to dividends and other investment income distributed by the Funds. The federal income tax withholding rate may be reduced (and, in some cases, eliminated) under an applicable tax treaty between the United States and the foreign shareholder’s country of residence or incorporation. In order to qualify for treaty benefits, a foreign shareholder must comply with applicable certification requirements relating to its foreign status (generally by providing a Fund with a properly completed Form W-8BEN).

Pursuant to the Foreign Account Tax Compliance Act (“FATCA”), a 30% withholding tax generally is imposed on payments of interest and dividends to (i) foreign financial institutions including non-U.S. investment funds and (ii) certain other foreign entities, unless the foreign financial institution or foreign entity provides the withholding agent with documentation sufficient to show that it is compliant with FATCA (generally by providing the Fund with a properly completed Form W-8BEN or Form W-8BEN-E, as applicable). If the payment is subject to the 30% withholding tax under FATCA, a foreign shareholder will not be subject to the 30% withholding tax described above on the same income. Under proposed regulations, FATCA withholding on the gross proceeds of share redemptions and certain capital gain distributions, scheduled to take effect beginning January 1, 2019, has been eliminated. Such proposed regulations are subject to change.

Before investing in a Fund’s shares, a prospective foreign shareholder is urged to consult with its tax advisors, including whether the shareholder’s investment can qualify for benefits under an applicable income tax treaty.

Tax-Deferred Plans. Shares of the Funds may be available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts. However, shares of a Tax-Free Fund may not be suitable for tax-deferred, retirement and other tax-advantaged plans and accounts, since such plans and accounts are generally tax-exempt and, therefore, would not benefit from the tax-exempt status of certain distributions from the Tax-Free Fund (discussed below). Such distributions may ultimately be taxable to the beneficiaries when distributed to them.

Prospective investors are urged to contact their tax advisers and financial planners regarding the tax consequences to them of holding Fund shares through such plans and/or accounts.

Tax-Exempt Shareholders. Shares of a Tax-Free Fund may not be suitable for tax-exempt shareholders since such shareholders generally would not benefit from the tax-exempt status of distributions from the Tax-Free Funds (discussed below). Tax-exempt shareholders should contact their tax advisers and financial planners regarding the tax consequences to them of an investment in the Funds.

Any investment in residual interests of a collateralized mortgage obligation that has elected to be treated as a REMIC can create complex U.S. federal income tax consequences, especially if a Fund has state or local governments or other tax-exempt organizations as shareholders.

Special tax consequences apply to charitable remainder trusts (“CRTs”) (as defined in Section 664 of the Code) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. CRTs are urged to consult their tax advisers and financial planners concerning these special tax consequences.

52Money Market Funds

Foreign Bank and Financial Accounts and Foreign Financial Assets Reporting Requirements. A shareholder that owns directly or indirectly more than 50% by vote or value of the Fund, is urged to consult its tax adviser regarding its filing obligations with respect to IRS Form FinCEN114, Report of Foreign Bank and Financial Accounts.

Also, subject to exceptions, individuals (and, to the extent provided in forthcoming future Treasury Regulations, certain domestic entities) must report annually their interests in “specified foreign financial assets” on their U.S. federal income tax returns. It is currently unclear whether and under what circumstances stockholders would be required to report their indirect interests in the Fund’s “specified foreign financial assets” (if any) under these new rules.

Shareholders may be subject to substantial penalties for failure to comply with these reporting requirements. Shareholders are urged to consult their tax advisers to determine whether these reporting requirements are applicable to them.

Tax Shelter Reporting Regulations. Generally, under U.S. Treasury regulations, if a shareholder recognized a loss of at least $2 million in any single taxable year or $4 million in any combination of taxable years for an individual shareholder or at least $10 million in any taxable year or $20 million in any combination of taxable years for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their own tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Additional Considerations for the Tax-Free Funds. If at least 50% of the value of a Fund’s total assets at the close of each quarter of its taxable years consists of debt obligations that generate interest exempt from U.S. federal income tax under Section 103 of the Internal Revenue Code, then the Fund may qualify to pass through to its shareholders the tax-exempt character of its income from such debt obligations by paying exempt-interest dividends. The Tax-Free Funds intend to so qualify and are designed to provide shareholders with income exempt from U.S. federal income tax in the form of exempt-interest dividends. “Exempt-interest dividends” are dividends (other than capital gain dividends) paid by a RIC that are properly reported as such in a written statement furnished to shareholders.

Each Tax-Free Fund will report to its shareholders the portion of the distributions for the taxable year that constitutes exempt-interest dividends. The designated portion cannot exceed the excess of the amount of interest excludable from gross income under Section 103 of the Internal Revenue Code received by a Tax-Free Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Internal Revenue Code. Interest on indebtedness incurred to purchase or carry shares of the Tax-Free Funds will not be deductible to the extent that the Tax-Free Funds’ distributions are exempt from U.S. federal income tax. In addition, an investment in a Tax-Free Fund may result in liability for U.S. federal alternative minimum tax (“AMT”) for noncorporate shareholders. Certain deductions and exemptions have been designated “tax preference items” which must be added back to taxable income for purposes of calculating the U.S. federal AMT for noncorporate shareholders. Tax preference items include tax-exempt interest on certain “private activity bonds.” To the extent a Tax-Free Fund invests in certain private activity bonds, its shareholders will be required to report that portion of the Fund’s distributions attributable to income from the bonds as a tax preference item in determining noncorporate shareholders’ U.S. federal AMT, if any. Shareholders will be notified of the tax status of distributions made by a Tax-Free Fund.

Persons who may be “substantial users” (or “related persons” of substantial users) of facilities financed by private activity bonds are urged to consult their tax advisers before purchasing shares in a Tax-Free Fund. Furthermore, noncorporate shareholders will not be permitted to deduct any of their share of a Tax-Free Fund’s expenses in computing their U.S. federal AMT. As of the date of this filing, individuals are subject to the U.S. federal AMT at a maximum rate of 28%. Corporations are not subject to the U.S. federal AMT for taxable years beginning after December 31, 2017. Shareholders with questions or concerns about the U.S. federal AMT are urged to consult their tax advisers.

The IRS is paying increased attention to whether debt obligations intended to produce interest exempt from U.S. federal income tax in fact meet the requirements for such exemption. Ordinarily, the Tax-Free Funds rely on opinions from the issuer’s bond counsel that interest on the issuer’s debt obligation will be exempt from U.S. federal income tax. However, no assurance can be given that the IRS will not successfully challenge such exemption, which could cause interest on the debt obligation to be taxable and could jeopardize a Tax-Free Fund’s ability to pay any exempt-interest dividends. Similar challenges may occur as to state-specific exemptions.

A shareholder who receives Social Security or railroad retirement benefits is urged to consult the shareholder’s tax adviser to determine what effect, if any, an investment in a Tax-Free Fund may have on the  U.S. federal taxation of such benefits. Exempt-interest dividends are included in income for purposes of determining the amount of benefits that are taxable.

Distributions of a Tax-Free Fund’s income other than exempt-interest dividends generally will be taxable to shareholders. Gains realized by a Tax-Free Fund on the sale or exchange of investments that generate tax-exempt income will also be taxable to shareholders.

Money Market Funds53

Although exempt-interest dividends are generally exempt from U.S. federal income tax, there may not be a similar exemption under the laws of a particular state or local taxing jurisdiction. Thus, exempt-interest dividends may be subject to state and local taxes. You are urged to consult your tax advisor to discuss the tax consequences of your investment in a Tax-Free Fund.

Legislative Proposals. Prospective shareholders should recognize that the present U.S. federal income tax treatment of the Funds and their shareholders may be modified by legislative, judicial or administrative actions at any time, which may be retroactive in effect. The rules dealing with U.S. federal income taxation are constantly under review by Congress, the IRS and the Treasury Department, and statutory changes as well as promulgation of new regulations, revisions to existing statutes, and revised interpretations of established concepts occur frequently. You are urged to consult your advisors concerning the status of legislative proposals that may pertain to holding Fund shares.

Cost Basis Reporting

Each Fund or its delegate is required  to report cost basis information for shareholders who are individuals and S Corporations to the Internal Revenue Service for redemptions of Fund shares acquired on or after January 1, 2012.  This information will also be reported to a shareholder on Form 1099-B and the IRS each year. If a shareholder is a corporation and has not instructed a Fund that it is a C corporation by written instruction, the Fund will treat the shareholder as an S corporation and file a Form 1099-B.

Fund shareholders are urged to consult their tax advisors to obtain more information about how the new cost basis rules apply to them and determine which cost basis method allowed by the Internal Revenue Service is best for their tax situation. Methods allowed by the IRS include, but are not limited to:

•	Average Cost. The cost per share is determined by dividing the aggregate cost amount by the total shares in the account. The basis of the shares redeemed is determined by multiplying the shares redeemed by the cost per share. Starting in 2012, accounts may maintain two separate average costs: one average for covered shares and a separate average for noncovered shares. Under the Average Cost method, noncovered shares are generally depleted first.

•	First in first out (FIFO). Shares acquired first in the shareholder’s account are the first shares depleted and determine the shareholder’s cost basis. The basis of the shares redeemed is determined by the adjusted purchase price of each date the shares were acquired.

•	Specific Identification. A shareholder selects the shares to be redeemed from any of the purchase lots that still have shares remaining. The basis of the shares redeemed is determined by the adjusted purchase price of each date the shares were acquired.

In the absence of a shareholder method election, the Fund will apply its default method, Average Cost. If the Average Cost method is applied either by default or at the shareholder’s election, the shareholder’s ability to change such election once a sale occurs will be limited under the IRS rules. After an election has been made, but before a disposition of shares occurs, a shareholder may make a retroactive change to an alternate method. The cost basis method a shareholder elects may not be changed with respect to a redemption of shares after the settlement date of the redemption. At any time, a shareholder may designate a new election for future purchases.

Redemptions of shares acquired prior to January 1, 2012 will continue to be reported using the Average Cost method, if available, and will not be reported to the IRS.

Money Market Fund Shares. The cost basis reporting rules described above do not apply to shares in money market funds. Beginning in 2016, pursuant to SEC rules, certain money market funds began using a floating net asset value rather than a stable net asset value. However, the IRS has issued regulations that permit taxpayers to utilize a simplified method of accounting for gains and losses from redemptions of shares in money market funds that have a floating net asset value (the “NAV method”). If taxpayers properly elect the NAV method, taxpayers will not compute gain or loss for each redemption. Instead, taxpayers utilizing the NAV method, will aggregate the gains and losses for a period and report the aggregate gain or loss on an annual basis. If taxpayers do not elect the NAV method, the wash sales rules shall not apply to losses generated by the redemption of money market shares. Any capital gains or losses reported utilizing the NAV method will be short-term capital gains or losses.

CONTROL PERSONS AND PRINCIPAL FUND HOLDERS

The Funds are five series of the Trust in the Allspring family of funds. The Trust was organized as a Delaware statutory trust on March 10, 1999.

Most of the Trust’s series are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, classes subject to a CDSC, that are offered to retail investors. Certain of the Trust’s series also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each share in a series represents an equal, proportionate interest in the series with all other shares. Shareholders bear their pro rata portion of a series’ operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that

54Money Market Funds

are allocated to a particular class. Please contact Funds Distributor at 1-800-222-8222 if you would like additional information about other series or classes of shares offered.

With respect to matters affecting one class but not another, shareholders vote as a class; for example, the approval of a Plan. Subject to the foregoing, all shares of a Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a Fund’s fundamental investment policy affects only one series and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an advisory agreement, since it affects only one Fund, is a matter to be determined separately by each series. Approval by the shareholders of one series is effective as to that series whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those series.

As used in the Prospectus(es) and in this SAI, the term “majority,” when referring to approvals to be obtained from shareholders of a class of shares of a Fund means the vote of the lesser of (i) 67% of the shares of the class represented at a meeting if the holders of more than 50% of the outstanding shares of the class are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the class of the Fund. The term “majority,” when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term “majority,” when referring to the approvals to be obtained from shareholders of the Trust as a whole, means the vote of the lesser of (i) 67% of the Trust’s shares represented at a meeting if the holders of more than 50% of the Trust’s outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust’s outstanding shares.

Shareholders are not entitled to any preemptive rights. All shares are issued in uncertificated form only, and, when issued will be fully paid and non-assessable by the Trust. The Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect Trustees under the 1940 Act.

Each share of a class of a Fund represents an equal proportional interest in the Fund with each other share of the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets attributable to that Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

From time to time, the Manager and/or its affiliates may invest seed capital in a Fund. These investments are generally intended to enable the Fund to commence investment operations and/or achieve sufficient scale. The Manager and/or its affiliates may redeem some or all of its seed capital investment in a Fund at any time and without prior notice, including at a time when such Fund has not otherwise achieved sufficient scale. The redemption of seed capital may adversely affect a Fund and its shareholders, including by causing the Fund to realize gains that will be distributed and may be taxable to remaining shareholders of the Fund, increasing the Fund’s operating expense ratio and transaction costs and leaving the Fund with remaining assets that are insufficient to support the Fund’s continued operation.

Set forth below as of May 1, 2026, the following owned of record and/or beneficially 5% or more of the outstanding shares of a class or 25% or more of the outstanding shares of a Fund, as applicable. Additionally, as of  May 1, 2026, the Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of each Class of each Fund.

PRINCIPAL FUND HOLDERS
Government Money Market Fund Class A
John Hancock Trust Company LLC 200 Berkeley St Ste 7 Boston, MA 02116-5038	59.25%
Government Money Market Fund Administrator Class
Wells Fargo Bank Sweep Dept Operations 3440 Walnut Ave Building A Fremont, CA 94538-2210	61.56%
Wells Fargo Bank Sweep Dept Operations 3440 Walnut Ave Building A Fremont, CA 94538-2210	27.22%
Government Money Market Fund Institutional Class
Money Market Funds55

PRINCIPAL FUND HOLDERS
Wells Fargo Bank Sweep Dept Operations 3440 Walnut Ave Building A Fremont, CA 94538-2210	37.34%
Wells Fargo Bank Sweep Dept Operations 3440 Walnut Ave Building A Fremont, CA 94538-2210	19.19%
Principal Bank 711 High St Des Moines, IA 50392-0001	14.20%
Wells Fargo Bank Account For The Exclusive Benefit of Customers Attn Money Funds 1525 West WT Harris Blvd Charlotte, NC 28262-8522	7.03%
Computershare Trust Company NA FBO MMF Sweep Clearing Attn Thomas Spataro 150 Royall Street Canton, MA 02021-1031	6.33%
Government Money Market Fund Roberts & Ryan Class
Hare & Co 2 Attn: Stif Operations PO Box 223910 Pittsburgh, PA 15251-2910	99.89%
Government Money Market Fund Select Class
Wells Fargo Bank Account For The Exclusive Benefit of Customers Attn Money Funds 1525 W WT Harris Blvd Charlotte, NC 28262-8522	26.92%
Wells Fargo Bank Sweep Dept Operations MAC Mail: A0246-029 3440 Walnut Avenue Building A Fremont, CA 94538-2210	13.54%
Computershare Trust Company NA FBO MMF Sweep Clearing Attn Thomas Spataro 150 Royall Street Canton, MA 02021-1031	12.17%
Wells Fargo Bank Sweep Dept Operations MAC Mail: A0246-029 3440 Walnut Avenue Building A Fremont, CA 94538-2210	5.17%
Government Money Market Fund Service Class
Computershare Trust Company NA FBO MMF Sweet Clearing Attn Thomas Spataro 150 Royall Street Canton, MA 02021-1031	66.44%
Principal Bank 711 High St Des Moines, IA 50392-0001	19.62%
56Money Market Funds

PRINCIPAL FUND HOLDERS
Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn Mutual Funds 211 Main St San Francisco, CA 94105-1901	6.14%
Government Money Market Fund Sweep Class
Wells Fargo Clearing Services LLC Money Market Omnibus Account One North Jefferson Saint Louis, MO 63103-2254	100.00%
Government Money Market Fund Tribal Inclusion Class
Wells Fargo Bank For the Exclusive Benefit of Customers Attn Money Funds 1525 West WT Harris Blvd Charlotte, NC 28262-8522	99.92%
Money Market Fund Fund Level
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	89.90%
Money Market Fund Class A
Wells Fargo Clearing Services LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	6.94%
Money Market Fund Class C
Wells Fargo Clearing Services LLC Special Custody Account For The Exclusive Benefit Of Customers 2801 Market Street Saint Louis, MO 63103-2523	47.54%
UMB Bank NA Cust for the Rollover IRA of Lincoln D Spencer 6553 Fowler Dr Colorado Spgs, CO 80923-5469	16.92%
Morgan Stanley Smith Barney For the Exclusive Benefit of its Customers 1 New York Plz, Floor 12 New York, NY 10004-1965	13.81%
Raymond James Omnibus for Mutual Funds Attn Courtney Waller 880 Carillon Pkwy St Petersburg, FL 33716-1100	8.67%
Money Market Fund Premier Class
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	90.80%
Money Market Funds57

PRINCIPAL FUND HOLDERS
Morgan Stanley Smith Barney For the Exclusive Benefit of its Customers 1 New York Plz, Floor 12 New York, NY 10004-1965	5.83%
Money Market Fund Service Class
RBC Capital Markets LLC Mutual Fund Omnibus Processing Attn Mutual Fund Ops Manager 250 Nicollet Mall, Suite 1400 Minneapolis, MN 55401-7554	25.92%
Sarah G. Ten Siethoff Eric Ten Siethoff JT WROS 7336 Hooking Rd. Mc Lean, VA 22101-2718	5.44%
National Tax-Free Money Market Fund Fund Level
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	74.00%
National Tax-Free Money Market Fund Administrator Class
JP Morgan Securities LLC Omnibus Account For The Exclusive Benefit of Customers 4 Chase Metrotech Center 3rd Floor, Mutual Fund Department Brooklyn, NY 11245-0003	38.36%
Andrew S Rosen Sheri L Rosen POA Kainos Capital 2100 McKinney Avenue Suite 1600 Dallas, TX 75201-2171	5.92%
Charles A. Paquelet TOD Bene on File Subject to TOD Rules 1200 N. Mayfair Rd., Suite 250 Milwaukee, WI 53226-3287	5.90%
National Tax-Free Money Market Fund Premier Class
Wells Fargo Clearing Services LLC Special Custody Account For The Exclusive Benefit Of Customers 2801 Market Street Saint Louis, MO 63103-2523	83.03%
Morgan Stanley Smith Barney For the Exclusive Benefit of its Customers 1 New York Plz, Floor 12 New York, NY 10004-1965	8.66%
National Tax-Free Money Market Fund Service Class
JP Morgan Securities LLC Omnibus Account For The Exclusive Benefit of Customers 4 Chase Metrotech Center 3rd Floor, Mutual Fund Department Brooklyn, NY 11245-0003	19.39%
58Money Market Funds

PRINCIPAL FUND HOLDERS
RBC Capital Markets LLC Mutual Fund Omnibus Processing Attn Mutual Fund Ops Manager 250 Nicollet Mall, Suite 1400 Minneapolis, MN 55401-7554	12.12%
Gary R. Kramer & Lida Kramer JTWROS 5519 Ashleigh Rd. Fairfax, VA 22030-7246	10.53%
Treasury Plus Money Market Fund Fund Level
Wells Fargo Bank Sweep Dept Operations Mac Mail: A0246-029 3440 Walnut Avenue, Building A Freemont, CA 94538-2210	36.47%
Treasury Plus Money Market Fund Class A
Wells Fargo Bank Sweep Dept Operations 3440 Walnut Avenue Building A Fremont, CA 94538-2210	75.13%
Wells Fargo Bank Sweep Dept Operations 3440 Walnut Avenue Building A Fremont, CA 94538-2210	12.49%
Charles Schwab & Co Inc Special Custody Account FBO Customers Attn Mutual Funds 211 Main Street San Francisco, CA 94105-1901	5.91%
Treasury Plus Money Market Fund Administrator Class
Santa Catalina School Attn: Ronald Kellermann 1500 Mark Thomas Dr Monterey, CA 93940-5238	43.51%
JP Morgan Securities LLC Omnibus Account For The Exclusive Benefit of Customers 4 Chase Metrotech Center 3rd Floor, Mutual Fund Department Brooklyn, NY 11245-0003	38.17%
Wells Fargo Bank Account for the Exclusive Benefit of Customers Attn: Money Funds 1525 W WT Harris Blvd Charlotte, NC 28262-8522	8.18%
Treasury Plus Money Market Fund Institutional Class
Wells Fargo Bank Sweep Dept Operations 3440 Walnut Avenue Building A Freemont, CA 94538-2210	42.56%
Wells Fargo Bank Sweep Dept Operations 3440 Walnut Avenue Building A Freemont, CA 94538-2210	12.70%
Principal Bank 711 High Street Des Moines, IA 50392-0001	12.43%
Money Market Funds59

PRINCIPAL FUND HOLDERS
Computershare Trust Company NA FBO MMF Sweet Clearing Attn Thomas Spataro 150 Royall Street Canton, MA 02021-1031	9.50%
Hare & Co 2 Attn STIF Operations PO Box 223910 Pittsburgh, PA 15251-2910	8.20%
Wells Fargo Clearing Services LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	6.22%
Treasury Plus Money Market Fund Roberts & Ryan Class
Allspring Group Holdings LLC 1415 Vantage Park Drive, 3rd Floor Charlotte, NC 28203-4073	100.00%
Treasury Plus Money Market Fund Select Class
Wells Fargo Bank Account For The Exclusive Benefit of Customers Attn Money Funds 1525 W WT Harris Blvd Charlotte, NC 28262-8522	27.48%
Computershare Trust Company NA FBO MMF Sweep Clearing Attn Thomas Spataro 150 Royall Street Canton, MA 02021-1031	12.16%
GS Global Cash Services Omnibus Account FBO Goldman Sachs & Co., LLC Customers 71 S. Wacker Dr., Suite 500 Chicago, IL 60606-4673	6.11%
Hare & Co 2 Attn STIF Operations PO Box 223910 Pittsburgh, PA 15251-2910	6.30%
Principal Bank 711 High Street Des Moines, IA 50392-0001	5.52%
BofA Securities Inc. For The Sole Benefit of its Customers Money Fund Operations 100 N. Tryon Street, 34th Floor Charlotte, NC 28202-4000	5.42%
Treasury Plus Money Market Fund Service Class
Wells Fargo Bank Sweep Dept Operations 3440 Walnut Avenue Building A Fremont, CA 94538-2210	36.55%
Computershare Trust Company NA FBO MMF Sweet Clearing Attn Thomas Spataro 150 Royall Street Canton, MA 02021-1031	30.44%
60Money Market Funds

PRINCIPAL FUND HOLDERS
Wells Fargo Bank Sweep Dept Operations 3440 Walnut Avenue Building A Fremont, CA 94538-2210	14.98%
Principal Bank 711 High Street Des Moines, IA 50392-0001	7.31%
JP Morgan Securities LLC Omnibus Account For The Exclusive Benefit of Customers 4 Chase Metrotech Center 3rd Floor, Mutual Fund Department Brooklyn, NY 11245-0003	5.57%
100% Treasury Money Market Fund Fund Level
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	31.89%
100% Treasury Money Market Fund Class A
RBC Capital Markets LLC Mutual Fund Omnibus Processing Omnibus Attn Mutual Fund Ops Manager 250 Nicollet Mall, Suite 1400 Minneapolis, MN 55401-7582
Edward D. Jones & Co. For The Benefit Of Customers 12555 Manchester Rd. Saint Louis, MO 63131-3710
Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customer 1 New York Plz Floor 12 New York, NY 10004-1965
Wells Fargo Clearing Services, LLC Special Custody Acct For The Exclusive Benefit of Customers 2801 Market Street Saint Louis, MO 63103-2523
JP Morgan Securities LLC Omnibus Account For The Exclusive Benefit of Customers 4 Chase Metrotech Center 3rd Floor, Mutual Fund Department Brooklyn, NY 11245-0003
National Financial Services LLC For Exclusive Benefit of our Customers Attn: Mutual Fund Dept 4th Fl 499 Washington Blvd Jersey City, NJ 07310-1995
100% Treasury Money Market Fund Administrator Class
US Bank NA FBO Cache Matrix Reinvest 1555 N Rivercenter DR Ste 302 Milwaukee, WI 53212-3958	25.60%
Principal Bank 711 High St Des Moines, IA 50392-0001	25.03%
Money Market Funds61

PRINCIPAL FUND HOLDERS
JP Morgan Securities LLC Omnibus Account For The Exclusive Benefit of Customers 4 Chase Metrotech Center 3rd Floor, Mutual Fund Department Brooklyn, NY 11245-0003	11.65%
Band & Co C/O US Bank Attn: Willy Bloom PO Box 1787 Milwaukee, WI 53201-1787	8.27%
Computershare Trust Company NA FBO MMF Sweet Clearing Attn Thomas Spataro 150 Royall Street Canton, MA 02021-1031	7.05%
100% Treasury Money Market Fund Institutional Class
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	46.44%
Wells Fargo Bank Account For The Exclusive Benefit of Customers Attn Money Funds 1525 W WT Harris Blvd Charlotte, NC 28262-8522	16.89%
Computershare Trust Company NA FBO MMF Sweet Clearing Attn Thomas Spataro 150 Royall Street Canton, MA 02021-1031	13.20%
Principal Bank 711 High St Des Moines, IA 50392-0001	7.34%
100% Treasury Money Market Fund Roberts & Ryan Class
Allspring Group Holdings LLC 1415 Vantage Park Drive, 3rd Floor Charlotte, NC 28203-4073	100.00%
100% Treasury Money Market Fund Service Class
Wells Fargo Bank NA Sweep Dept Operations 3440 Walnut Avenue Building A Fremont, CA 94538-2210	58.%%
Wells Fargo Bank NA Sweep Dept Operations 3440 Walnut Avenue Building A Fremont, CA 94538-2210	27.98%
Computershare Trust Company NA FBO MMF Sweet Clearing Attn Thomas Spataro 150 Royall Street Canton, MA 02021-1031	8.87%

For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that a person is identified as the beneficial owner of more than 25% of a Fund, or is identified as the record owner of more than 25% of a Fund and has voting and/or investment powers, it may be presumed to control such Fund. A controlling person’s vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund  shareholders.

62Money Market Funds